================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 30, 2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)



        Delaware                        333-68542               13-3633241
----------------------------         -------------          ------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

383 Madison Avenue
New York, New York                                                         10l79
--------------------------------------------------------------------------------
(Address of Principal                                                 (Zip Code)
 Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000


================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------
         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

               1. Pooling and Servicing Agreement, dated as of September 1, 2003 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             STRUCTURED ASSET MORTGAGE
                                             INVESTMENTS INC.


                                             By: /s/ Baron Silverstein
                                                --------------------------------
                                                Name:  Baron Silverstein
                                                Title:   Vice President


Dated: October 20, 2003

                                  EXHIBIT INDEX



               Item 601 (a) of            Sequentially
Exhibit        Regulation S-K             Numbered
Number         Exhibit No.                Description                       Page
--------       ----------------           ---------------                   ----
1              4                          Pooling and Servicing Agreement     5

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.,
                                     SELLER

                              JPMORGAN CHASE BANK,
                                     TRUSTEE

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                       and

                            EMC MORTGAGE CORPORATION


                ------------------------------------------------
                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2003
                ------------------------------------------------


                   Structured Asset Mortgage Investments Inc.
          Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates

                                  Series 2003-4


                                                  ARTICLE I
                                                 Definitions

                                                 ARTICLE II
                       Conveyance of Mortgage Loans; Original Issuance of Certificates
Section 2.01    Conveyance of Mortgage Loans to Trustee...................................................49
Section 2.02    Acceptance of Mortgage Loans by Trustee...................................................51
Section 2.03    Assignment of Interest in the Mortgage Loan Purchase Agreement and the Subsequent
                Mortgage Loan Purchase Agreement..........................................................53
Section 2.04    Substitution of Mortgage Loans............................................................55
Section 2.05    Issuance of Certificates..................................................................56
Section 2.06    Representations and Warranties Concerning the Seller......................................56
Section 2.076   Conveyance of the Subsequent Mortgage Loans...............................................57

                                                 ARTICLE III
                               Administration and Servicing of Mortgage Loans

Section 3.01    Master Servicer...........................................................................61
Section 3.02    REMIC-Related Covenants...................................................................62
Section 3.03    Monitoring of Servicers...................................................................62
Section 3.04    Fidelity Bond.............................................................................63
Section 3.05    Power to Act; Procedures..................................................................63
Section 3.06    Due-on-Sale Clauses; Assumption Agreements................................................64
Section 3.07    Release of Mortgage Files.................................................................64
Section 3.08    Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee......65
Section 3.09    Standard Hazard Insurance and Flood Insurance Policies....................................66
Section 3.10    Presentment of Claims and Collection of Proceeds..........................................66
Section 3.11    Maintenance of the Primary Mortgage Insurance Policies....................................67
Section 3.12    Trustee to Retain Possession of Certain Insurance Policies and Documents..................67
Section 3.13    Realization Upon Defaulted Mortgage Loans.................................................68
Section 3.14    Compensation for the Master Servicer......................................................68
Section 3.15    REO Property..............................................................................68
Section 3.16    Annual Officer's Certificate as to Compliance.............................................69
Section 3.17    Annual Independent Accountant's Servicing Report..........................................69
Section 3.18    Reports Filed with Securities and Exchange Commission.....................................70
Section 3.19    EMC.......................................................................................71
Section 3.20    UCC.......................................................................................71
Section 3.21    Optional Purchase of Defaulted Mortgage Loans.............................................71

                                                     i


                                                 ARTICLE IV
                                                  Accounts
Section 4.01    Protected Accounts........................................................................73
Section 4.02    Master Servicer Collection Account........................................................74
Section 4.03    Permitted Withdrawals and Transfers from the Master Servicer Collection Account...........75
Section 4.04    Distribution Account......................................................................76
Section 4.05    Permitted Withdrawals and Transfers from the Distribution Account.........................76
Section 4.06    Reserve Fund..............................................................................78
Section 4.07    Class XP Reserve Account..................................................................79
Section 4.08    Pre-Funding and Pre-Funding Account.......................................................80
Section 4.09    Interest Coverage Account.................................................................82

                                                  ARTICLE V
                                                Certificates

Section 5.01    Certificates..............................................................................86
Section 5.02    Registration of Transfer and Exchange of Certificates.....................................91
Section 5.03    Mutilated, Destroyed, Lost or Stolen Certificates.........................................94
Section 5.04    Persons Deemed Owners.....................................................................95
Section 5.05    Transfer Restrictions on Residual Certificates............................................95
Section 5.06    Restrictions on Transferability of Certificates...........................................96
Section 5.07    ERISA Restrictions........................................................................96
Section 5.08    Rule 144A Information.....................................................................97

                                                 ARTICLE VI
                                       Payments to Certificateholders

Section 6.01    Distributions on the Certificates.........................................................98
Section 6.02    Allocation of Losses.....................................................................102
Section 6.03    Payments.................................................................................103
Section 6.04    Statements to Certificateholders.........................................................103
Section 6.05    Monthly Advances.........................................................................106
Section 6.06    Compensating Interest Payments...........................................................106

                                                 ARTICLE VII
                                             The Master Servicer

Section 7.01    Liabilities of the Master Servicer.......................................................107
Section 7.02    Merger or Consolidation of the Master Servicer...........................................107



Section 7.03    Indemnification of the Trustee, the Master Servicer and the Securities Administrator.....107
Section 7.04    Limitations on Liability of the Master Servicer and Others...............................108
Section 7.05    Master Servicer Not to Resign............................................................109
Section 7.06    Successor Master Servicer................................................................109
Section 7.07    Sale and Assignment of Master Servicing..................................................109

                                                ARTICLE VIII
                                                   Default

Section 8.01    Events of Default........................................................................111
Section 8.02    Trustee to Act; Appointment of Successor.................................................113
Section 8.03    Notification to Certificateholders.......................................................113
Section 8.04    Waiver of Defaults.......................................................................114
Section 8.05    List of Certificateholders...............................................................114

                                                 ARTICLE IX
                           Concerning the Trustee and the Securities Administrator

Section 9.01    Duties of Trustee........................................................................115
Section 9.02    Certain Matters Affecting the Trustee and the Securities Administrator...................117
Section 9.03    Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.......118
Section 9.04    Trustee and Securities Administrator May Own Certificates................................119
Section 9.05    Trustee's and Securities Administrator's Fees and Expenses...............................119
Section 9.06    Eligibility Requirements for Trustee and Securities Administrator........................120
Section 9.07    Insurance................................................................................120
Section 9.08    Resignation and Removal of the Trustee and Securities Administrator......................120
Section 9.09    Successor Trustee and Successor Securities Administrator.................................121
Section 9.10    Merger or Consolidation of Trustee or Securities Administrator...........................122
Section 9.11    Appointment of Co-Trustee or Separate Trustee............................................122
Section 9.12    Federal Information Returns and Reports to Certificateholders; REMIC Administration......123

                                                  ARTICLE X
                                                 Termination

Section 10.01   Termination Upon Repurchase by EMC or its Designee or Liquidation of the Mortgage Loans..126
Section 10.02   Additional Termination Requirements......................................................128




                                                 ARTICLE XI
                                          Miscellaneous Provisions

Section 11.01   Intent of Parties........................................................................130
Section 11.02   Amendment................................................................................130
Section 11.03   Recordation of Agreement.................................................................131
Section 11.04   Limitation on Rights of Certificateholders...............................................131
Section 11.05   Acts of Certificateholders...............................................................132
Section 11.06   Governing Law............................................................................133
Section 11.07   Notices..................................................................................133
Section 11.08   Severability of Provisions...............................................................134
Section 11.09   Successors and Assigns...................................................................134
Section 11.10   Article and Section Headings.............................................................134
Section 11.11   Counterparts.............................................................................134
Section 11.12   Notice to Rating Agencies................................................................134


                                    APPENDIX

Appendix 1                -    Calculation of Class Y Principal Reduction Amount


                                    EXHIBITS

Exhibit A-1     -    Form of Class I-A Certificates
Exhibit A-2     -    Form of Class II-A Certificates
Exhibit A-3     -    Form of Class M Certificates
Exhibit A-4     -    Form of Class R Certificates
Exhibit A-5     -    Form of Class B-IO Certificates
Exhibit A-6     -    Form of Class XP Certificates
Exhibit B       -    Mortgage Loan Schedule
Exhibit C       -    [Reserved]
Exhibit D       -    Request for Release of Documents
Exhibit E       -    Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1     -    Form of Investment Letter
Exhibit F-2     -    Form of Rule 144A and Related Matters Certificate
Exhibit F-3     -    Form of Transferor Representation Letter
Exhibit G       -    Form of Custodial Agreement
Exhibit H-1     -    Alliance Servicing Agreement
Exhibit H-2     -    Bank of America Servicing Agreements
Exhibit H-3     -    Bank One Servicing Agreement
Exhibit H-4     -    Cendant Servicing Agreements
Exhibit H-5     -    Countrywide Servicing Agreements
Exhibit H-6     -    EMC Servicing Agreement
Exhibit H-7     -    GMAC Servicing Agreements
Exhibit H-8     -    IndyMac Servicing Agreement
Exhibit H-9     -    National City Servicing Agreement
Exhibit H-10    -    U.S. Bank Servicing Agreement
Exhibit H-11    -    WAMU Servicing Agreement
Exhibit H-12    -    Waterfield Servicing Agreement
Exhibit H-13    -    Wells Fargo Servicing Agreement
Exhibit I       -    Assignment Agreements
Exhibit J       -    Mortgage Loan Purchase Agreement
Exhibit K       -    Form of Subsequent Mortgage Loan Purchase Agreement
Exhibit L       -     Form of Subsequent Transfer Instrument

                        POOLING AND SERVICING AGREEMENT
                        -------------------------------

         Pooling and Servicing Agreement dated as of September 1, 2003, among Structured Asset Mortgage Investments Inc., a Delaware corporation, as seller (the "Seller"), JPMorgan Chase Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"), Wells Fargo Bank
Minnesota, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and EMC Mortgage Corporation ("EMC").

                              PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Seller acquired the Mortgage Loans from EMC. On the Closing Date, the Seller will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

         The Trustee on behalf of the Trust shall make an election for the assets, which include the Countrywide Loans (as defined below), constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated "regular interests" in such REMIC and the Class R-I Certificate will be designated the sole class of "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the REMIC I Regular Interests and the Non-Countrywide Loans (as defined below), which constitute REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Interests will be designated "regular interests" in such REMIC and the Class R-II Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the REMIC II Regular Interests, which constitute REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Interests will be designated "regular interests" in such REMIC and the Class R-III Certificate will be designated the "residual interests" in such REMIC.

         The Trustee on behalf of the Trust shall make an election for the REMIC III Regular Interests, which constitute REMIC IV to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC IV Regular Interests will be designated "regular interests" in such REMIC and the Class R-IV Certificate will be designated the "residual interests" in such REMIC.

         The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of approximately $380,494,317.66. The initial principal amount of the Certificates will not exceed such Outstanding Principal Balance.

         In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Securities Administrator, EMC and the Trustee agree as follows:

                                    ARTICLE 1
                                   Definitions

         Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Accepted Master Servicing Practices: With respect to any Mortgage Loan,
         -----------------------------------
as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or
(y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

         Account:  The Master  Servicer  Collection  Account,  the  Distribution
         -------
Account, the Pre-Funding Account, the Pre-Funding Reserve Account, the Group 1 Interest Coverage Account, the Protected Account or the Class XP Reserve Account as the context may require.

         Additional   Collateral:   As  defined  in  the  Additional  Collateral
         -----------------------
Assignment  and  Servicing  Agreement,  dated  April 26,  2001,  between EMC and
Cendant.

         Affiliate:  As to any Person, any other Person controlling,  controlled
         ---------
by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

         Agreement:   This Pooling and Servicing  Agreement  and all  amendments
         ---------
hereof and supplements hereto.

         Alliance: Alliance Mortgage Company., and any successor thereto.
         --------

         Alliance Servicing Agreement:  The Subservicing Agreement,  dated as of
         ----------------------------
January 1, 2002, between Alliance Mortgage Company and EMC attached hereto as Exhibit H-1.

         Applicable  Credit  Rating:  For any long-term  deposit or security,  a
         --------------------------
credit rating of AAA in the case of S&P or Aaa in the case of Moody's (or with respect to investments in money market funds, a credit rating of "AAAm" or "AAAm-G" in the case of S&P and the highest rating given by Moody's for money market funds in the case of Moody's). For any short-term deposit or security, or a rating of A-l+ in the case of S&P or Prime-1 in the case of Moody's.

         Applicable State Law: For purposes of Section  9.12(d),  the Applicable
         --------------------
State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Securities Administrator and the Trustee by either (i) an

Opinion of Counsel reasonably acceptable to the Securities Administrator and the Trustee delivered to it by the Master Servicer or the Seller, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         Applied Realized Loss Amount: With respect to any Distribution Date and
         ----------------------------
a Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the sum of the Realized Losses with respect to the Mortgage Loans, which are to be applied in reduction of the Certificate Principal Balance of such Class of Certificates pursuant to this Agreement in an amount equal to the amount, if any, by which, (i) the aggregate Certificate Principal Balance of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans as of the last day of the related Due Period. The Applied Realized Loss Amount shall be allocated to first to the Class M-2 Certificates and Class M-1 Certificates, in that order (so long as their respective Certificate Principal Balances have not been reduced to zero), and thereafter Realized Losses with respect to the Group 1 Mortgage Loans shall be allocated to the Class I-A Certificates and Realized Losses with respect to the Group 2
Mortgage Loans shall be allocated to the Class II-A Certificates. Applied Realized Loss Amounts allocated to the Class I-A Certificates shall be allocated among the Class I-A-1, Class I-A-2 and the Class I-A-3 Certificates pro rata based on their respective Certificate Balances. Applied Realized Loss Amounts allocated to the Class II-A Certificates shall be allocated pro rata between (i) the Class II-A-1 Certificates and (ii) the Class II-A-2 and Class II-A-3 Certificates in the aggregate, based on their respect Certificate Principal Balances. Applied Realized Loss Amounts allocated to the Class II-A-2 and the Class II-A-3 Certificates shall be allocated first to the Class II-A-3 Certificates until its Certificate Principal Balance has been reduced to zero and thereafter to the Class II-A-2 Certificates. If on any Distribution Date less than all Realized Losses are allocated to the Senior Certificates, the portion of Realized Losses remaining to be allocated to Senior Certificates shall be allocated pro rata to the Class I-A Certificates and Class II-A Certificates in accordance with the amount of Realized Losses incurred in the respective Loan Groups during the related Due Period.

         Appraised Value: For any Mortgaged Property related to a Mortgage Loan,
         ---------------
the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

         Assignment  Agreements:  The agreements  attached  hereto as Exhibit I,
         ----------------------
whereby the Servicing Agreements were assigned to the Trustee for the benefit of the Certificateholders.

         Assumed Final Distribution  Date:  February 25, 2034, or if such day is
         --------------------------------
not a Business Day, the next succeeding Business Day.

         Available Funds: With respect to each Distribution  Date, the aggregate
         ---------------
of Principal Funds and Interest Funds for such Distribution Date.

         Bank of America: Bank of America N.A., and its successor in interest.
         ---------------

         Bank of America Servicing  Agreements:  (i) The Flow Mortgage Loan Sale
         -------------------------------------
and Servicing Agreement, dated as of March 1, 2003, between EMC Mortgage Corporation and Bank of

America, (ii) the Mortgage Loan Sale and Servicing Agreement, dated as of November 11, 2000, between EMC and Bank of America, (iii) the Mortgage Loan Sale and Servicing Agreement, dated as of November 21, 2000, between EMC and Bank of America, (iv) the Mortgage Loan Sale and Servicing Agreement, dated as of December 13, 2000, between EMC and Bank of America, (v) the Mortgage Loan Sale and Servicing Agreement, dated as of December 13, 2000, between EMC and Bank of America, (vi) the Mortgage Loan Sale and Servicing Agreement, dated as of January 16, 2001, between EMC and Bank of America, (vii) the Mortgage Loan Sale and Servicing Agreement, dated as of February 6, 2001, between EMC and Bank of America, (viii) the Mortgage Loan Sale and Servicing Agreement, dated as of February 28, 2001, between EMC and Bank of America and (ix) the Mortgage Loan Sale and Servicing Agreement, dated as of March 15, 2001, between EMC and Bank of America, each as attached hereto as Exhibit H-2.

         Bank One: Bank One N.A., and its successor in interest.
         --------

         Bank   One  Servicing  Agreement:  -Seller's  Purchase  Warranties  and
         --------------------------------
Servicing Agreement dated as of June 26, 2001, among EMC, Bank One, N.A. and First Chicago NBD Mortgage Company, as attached hereto as Exhibit H-3.

         Bankruptcy  Code:  The United  States  Bankruptcy  Code,  as amended as
         ----------------
codified in 11 U.S.C.ss.ss.101-1330.

         Basis Risk  Shortfall:  With respect to any  Distribution  Date and the
         ---------------------
Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class II-A-3, Class M-1 or Class M-2 Certificates, the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Though Rate been calculated at a per annum rate equal to (A) in the case of the Class I-A, Class II-A-3, Class M-1 and Class M-2 Certificates, the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 11.50% and
(B) in the case of the Class II-A-1 Certificates and the Class II-A-2 Certificates, One-Month LIBOR plus the related Margin, in each case, over (b) the amount of Current Interest on such Class of Certificates calculated using a Pass-Though Rate equal to the related Net Rate Cap.

         Basis  Risk  Shortfall  Carry  Forward  Amount:  With  respect  to  any
         ----------------------------------------------
Distribution Date and the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class II-A-3, Class M-1 or Class M-2 Certificates, Basis Risk Shortfalls for all previous Distribution Dates not previously paid from any source including the Excess Cashflow and payments under the Cap Contracts, together with interest thereon at a rate equal to the related Pass-Through Rate for such Class of Certificates for such Distribution Date.

         Book-Entry  Certificates:  Initially, all Classes of Certificates other
         ------------------------
than the Class B-IO, Class XP and the Residual Certificates.

         Business Day: Any day other than (i) a Saturday or a Sunday,  or (ii) a
         ------------
day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Master Servicer, any Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

         Calendar Quarter:  January 1 to March 31, April 1 to June 30, July 1 to
         ----------------
September 30, or October 1 to December 31, as applicable.

         Cap Contract: With respect to any of the Class A-I, Class A-II-3, Class
         ------------
M-1 and Class M-2 Certificates, the respective cap contracts, dated September 30, 2003, between the Trustee, on behalf of the Class A-I, Class A-II-3, Class M-1 or Class M-2 Certificateholders, as the case may be, and Bear Stearns Financial Products Inc.

         Cap Contract Payment Amount:  With respect to any Distribution Date and
         ---------------------------
a Cap Contract, the amounts received from such Cap Contract, if any, on such Distribution Date.

         Cendant: Cendant Mortgage Corporation, and any successor thereto.
         -------

         Cendant Servicing Agreement:  (i) The Mortgage Loan Flow Purchase, Sale
         ---------------------------
and Servicing Agreement dated as of April 26, 2001, among EMC (as purchaser), Cendant and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (as sellers) and (ii) the Additional Collateral Assignment and Servicing Agreement, dated April 26, 2001, between EMC and Cendant, each as attached hereto as Exhibit H-4.

         Certificate:   Any  mortgage  pass-through   certificate  evidencing  a
         -----------
beneficial ownership interest in the Trust Fund signed and countersigned by the Trustee in substantially the forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5 and A-6, with the blanks therein appropriately completed.

         Certificate  Owner:  Any  Person  who  is  the  beneficial  owner  of a
         ------------------
Certificate registered in the name of the Depository or its nominee.

         Certificate  Principal Balance:  With respect to any Certificate (other
         ------------------------------
than Class B-IO Certificate or Class R Certificate) as of any Distribution Date, the initial principal amount of such Certificate plus, with respect to the Class I-A Certificates and the Subordinate Certificates, the amount of any Deferred Interest allocated thereto on the related Distribution Date and on all previous Distribution Dates, minus the sum of (i) all amounts distributed on previous Distribution Dates on such Certificate with respect to principal and (ii) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates. With respect to any such Class of Certificates, the Certificate Principal Balance thereof will equal the sum of the Certificate Principal Balances of all Certificates in such Class.

         Certificate Register: The register maintained pursuant to Section 5.02.
         --------------------

         Certificateholder: A Holder of a Certificate.
         ----------------

         Class: With respect to the Certificates,  I-A-1, I-A-2, I-A-3,  II-A-1,
         -----
II-A-2, II-A-3, R-I, R-II, M-1, M-2, XP and B-IO.

         Class I-A  Certificates:  The Class I-A-1,  Class I-A-2 and Class I-A-3
         -----------------------
Certificates.

         Class I-A  Principal  Distribution  Amount:  The product of the Class A
         ------------------------------------------
Principal Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan Group 1 for such Distribution Date and the denominator of which is the Principal Funds for both Loan Groups for such Distribution Date.

         Class  II-A  Certificates:  The Class  II-A-1,  Class  II-A-2 and Class
         -------------------------
II-A-3 Certificates.


         Class II-A Principal  Distribution  Amount:  The product of the Class A
         ------------------------------------------
Principal Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan Group 2 for such Distribution Date and the denominator of which is the Principal Funds for both Loan Groups for such Distribution Date.

         Class A Certificates:  The Class I-A-1, Class I-A-2, Class I-A-3, Class
         --------------------
II-A-1, Class II-A-2 and Class II-A-3 Certificates.

         Class A Principal  Distribution  Amount:  For any Distribution Date, an
         ---------------------------------------
amount equal to the excess, if any, of (i) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (ii) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (b) the product of (1) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (2) the sum of (x) 8.50% and (y) the Current Specified Overcollateralization Percentage for such Distribution Date.

         Class B-IO Advances:  As defined in Section 6.01(b).
         -------------------                                 -

         Class B-IO Distribution  Amount: With respect to any Distribution Date,
         -------------------------------
the Current Interest for the Class B-IO Certificate for such Distribution Date; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class II-A-3, Class M-1 or Class M-2 Certificates has been reduced to zero, the Class B-IO Distribution Amount shall include the Overcollateralization Amount.

         Class B-IO  Pass-Through  Rate: The Class B-IO  Certificates  will bear
         ------------------------------
interest at a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of the amounts calculated pursuant to clauses (A) through (N) below, and the denominator of which is (y) the aggregate of the Uncertificated Principal Balances of the REMIC III Regular Interests. For purposes of calculating the Pass-Through Rate for the Class B-IO Certificates, the numerator is equal to the sum of the following components:

         (A) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest I-AA minus the Marker Rate for REMIC III Regular Interest Group I, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest I-AA;

         (B) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest I-A1 minus the Marker Rate for REMIC III Regular Interest Group I, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest I-A1;

         (C) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest I-A2 minus the Marker Rate for REMIC III Regular Interest Group I, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest I-A2;

         (D) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest I-A3 minus the Marker Rate for REMIC III Regular Interest Group I, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest I-A3;

         (E) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest I-ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest I-ZZ;

         (F) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest II-AA minus the Marker Rate for REMIC III Regular Interest Group II, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest II-AA;
         (G) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest II-A1 minus the Marker Rate for REMIC III Regular Interest Group II, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest II-A1;

         (H) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest II-AA minus the Marker Rate for REMIC III Regular Interest Group II, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest II-A2;

         (I) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest II-AA minus the Marker Rate for REMIC III Regular Interest Group II, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest II-A3;

         (J) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest II-ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest II-ZZ;

         (K) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest M-AA minus the Marker Rate for REMIC III Regular Interest Group M applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest M-AA;

         (L) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest M1 minus the Marker Rate for REMIC III Regular Interest Group M applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest M1;

         (M) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest M2 minus the Marker Rate for REMIC III Regular Interest Group M, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest M2; and

         (N) the Uncertificated REMIC III Pass-Through Rate for REMIC III Regular Interest M-ZZ minus the Marker Rate for REMIC III Regular Interest Group M, applied to an amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest M-ZZ.

         Class M Certificates: The Class M-1 and Class M-2 Certificates.
         --------------------

         Class M-1 Principal  Distribution Amount: For any Distribution Date, an
         ----------------------------------------
amount equal to the excess, if any, of (i) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (2) the product of (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) the sum of (I) 4.00% and (II) the Current Specified Overcollateralization Percentage for such Distribution Date.

         Class M-2 Principal  Distribution Amount: For any Distribution Date, an
         ----------------------------------------
amount equal to the excess, if any, of (i) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (3) the product of (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) the Current Specified Overcollateralization Percentage for such Distribution Date.

         Class R  Certificates:  The Class  R-I,  R-II,  R-III  and  Class  R-IV
         ---------------------
Certificates.

         Class XP Reserve Account: The account established and maintained by the
         ------------------------
Master Servicer pursuant to Section 4.07 hereof.


         Closing Date: September 30, 2003.
         ------------

         Code: The Internal Revenue Code of 1986, as amended.
         ----

         Compensating Interest Payment: As defined in Section 6.06.
         -----------------------------

         Corporate Trust Office:  The designated  office of the Trustee where at
         ----------------------
any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Institutional Trust Services/Structured Finance Services, Structured Asset Mortgage Investments Inc., Bear Stearns ALT-A Trust 2003-4, or at such other address as the Trustee may designate from time to time.

         Corresponding Certificate: With respect to:
         -------------------------

         (i) REMIC III Regular Interest I-A1, the Class I-A-1 Certificates,

         (ii) REMIC III Regular Interest I-A2, the Class I-A-2 Certificates,

         (iii) REMIC III Regular Interest I-A3, the Class I-A-3 Certificates,

         (iv) REMIC III Regular Interest II-A1, the Class II-A-1 Certificates,

         (v) REMIC III Regular Interest II-A2, the Class II-A-2 Certificates,

         (vi) REMIC III Regular Interest II-A3, the Class II-A-3 Certificates,

         (vii) REMIC III Regular Interest M1, the Class M-1 Certificates,

         (viii) REMIC III Regular Interest M2, the Class M-2 Certificates, and

         (ix) REMIC III Regular Interest XP, the Class XP Certificates.

         Countrywide:  Countrywide  Home  Loans,  Inc.,  and  its  successor  in
         -----------
interest.


         Countrywide   Loan:  Any  Mortgage  Loan  originated  and  serviced  by
         ------------------
Countrywide and that had been subject to Countrywide's optional repurchase right under the E*Trade Bank Arm Trust 2001-1.

         Countrywide  Repurchase  Price:  With respect to any  Countrywide  Loan
         ------------------------------
repurchased pursuant to Section 3.22, an amount equal to the sum of (a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition) and (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase.

         Countrywide  Servicing  Agreements:  (i) The Mortgage Loan Purchase and
         ----------------------------------
Interim Servicing Agreement dated as of December 29, 1997, between Redwood Trust, Inc. and Countrywide and (ii) the Mortgage Loan Purchase and Interim Servicing Agreement dated as of April 1, 1998, between RWT Holdings, Inc. and Countrywide, each as attached hereto as Exhibit H-5.

         Current  Interest:  As of any  Distribution  Date, with respect to each
         -----------------
Class of Certificates (other than the Class XP Certificates and Class R Certificates), (i) the interest accrued on the Certificate Principal Balance or Notional Amount, as applicable, during the related Interest Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy minus (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest Payments, (b) any Deferred Interest added to the Certificate Principal Balance of such Class pursuant to Section 6.01(a) First and (c) any shortfalls resulting from the application of the Relief Act during the related Due Period; provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clauses (ii)(a) and
(ii)(c) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates and the Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each other Class of Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date.

         Current   Specified    Overcollateralization    Percentage:   For   any
         ----------------------------------------------------------
Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Overcollateralization Target Amount, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

         Custodial Agreement:  An agreement,  dated as of the Closing Date among
         -------------------
the Seller, the Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit G hereto.

         Custodian:  Wells Fargo Bank Minnesota,  National Association,  and any
         ---------
successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         Cut-off Date: September 1, 2003.
         ------------

         Cut-off Date Balance: $380,494,317.66.
         --------------------

         Debt Service Reduction: Any reduction of the Scheduled Payments which a
         ----------------------
Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Deferred  Interest:Group 1 Interest  Coverage  Account:  The account or
         ------------------
sub-account established and maintained pursuant to Section 4.09(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Deficient Valuation:  With respect to any Mortgage Loan, a valuation of
         -------------------
the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Delinquent:  A Mortgage Loan is "Delinquent" if any payment due thereon
         ----------
is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the last day of the month immediately succeeding the month in which such payment was due. For example, a Mortgage Loan with a payment due on December 1 that remained unpaid as of the close of business on January 31 would then be considered to be 30 to 59 days delinquent. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         Depository:  The Depository Trust Company, the nominee of which is Cede
         ----------
& Co., and any successor thereto.

         Depository Agreement: The meaning specified in Section 5.01(a) hereof.
         --------------------

         Depository  Participant:  A  broker,  dealer,  bank or other  financial
         -----------------------
institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Depository Institution: A depository institution (commercial
         ---------------------------------
bank, federal savings bank mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

         Determination   Date:   With  respect  to  each  Mortgage   Loan,   the
         --------------------
Determination Date as defined in the related Servicing Agreement.

         Disqualified Organization: Any of the following: (i) the United States,
         -------------------------
any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any 2003-4 REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Account:  The  trust  account  or  accounts  created  and
         ---------------------
maintained pursuant to Section 4.04 hereof, which shall be denominated "JPMorgan Chase Bank, as Trustee f/b/o holders of Structured Asset Mortgage Investments Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4 - Distribution
Account."

         Distribution  Account  Deposit  Date:  The  Business  Day prior to each
         ------------------------------------
Distribution Date.

         Distribution  Date:  The 25th day of any month,  beginning in the month
         ------------------
immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         DTC  Custodian:  JPMorgan Chase Bank, and its successors in interest as
         --------------
custodian for the Depository.

         Due Date: With respect to each Mortgage Loan, the date in each month on
         --------
which the related Scheduled Payment is due, as set forth in the related Mortgage Note.

         Due Period:  With respect to any  Distribution  Date and each  Mortgage
         ----------
Loan, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

         Eligible  Account:  Any of (i) a segregated  account  maintained with a
         -----------------
federal or state chartered depository institution (A) the short-term obligations of which are rated A-1 or better by Standard & Poor's and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Distribution Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

         EMC: EMC Mortgage Corporation, and any successor thereto.
         ---

         EMC Servicing Agreement: The Servicing Agreement, dated as of September
         -----------------------
1, 2003, between Structured Asset Mortgage Investments Inc. and EMC as attached hereto as Exhibit H-6.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.
         -----

         Event of Default: An event of default described in Section 8.01.
         ----------------

         Excess Cashflow:  With respect to any Distribution  Date, the Remaining
         ---------------
Excess Spread for such Distribution Date; provided, however, that the Excess Cashflow shall include Principal Funds on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero (other than Principal Funds otherwise distributed to the Holders of Class A, Class M-1 and Class M-2 Certificates on such Distribution Date).

         Excess  Liquidation  Proceeds:  To the extent  that such  amount is not
         -----------------------------
required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

         Excess Spread:  With respect to any Distribution  Date, the excess,  if
         -------------
any, of (i) the Interest Funds for such Distribution Date over (ii) the sum of the Current Interest on the Offered Certificates and Interest Carry Forward Amounts on the Class A Certificates, in each case for such Distribution Date.

         Extra Principal  Distribution  Amount: With respect to any Distribution
         -------------------------------------
Date, the lesser of (i) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

         Fannie Mae: Federal National  Mortgage  Association,  and any successor
         ----------
thereto.

         FDIC: Federal Deposit Insurance Corporation, and any successor thereto.
         ----

         Final  Certification:  The  certification  substantially in the form of
         --------------------
Exhibit Three to the Custodial Agreement.

         Fitch: Fitch, Inc., and any successor thereto.
         -----

         Fractional   Undivided   Interest:   With   respect  to  any  Class  of
         ---------------------------------
Certificates, the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the Certificate Principal Balance of such Class. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) each Residual Certificate will be deemed to equal 0.25% multiplied by the percentage interest of such Residual Certificate,
(ii) the Class B-IO Certificates will be deemed to equal 1.00% and (iii) a Certificate of any other Class will be deemed to equal 98.50% multiplied by a fraction, the numerator of which is the Certificate Principal Balance of such Certificate and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates.

         Freddie  Mac:  Freddie Mac,  formerly  the Federal  Home Loan  Mortgage
         ------------
Corporation, and any successor thereto.

         Global Certificate:  Any Private Certificate  registered in the name of
         ------------------
the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

         GMAC Servicing Agreement:  The Servicing Agreement,  dated as of May 1,
         ------------------------
2001, between EMC and GMAC as attached hereto as Exhibit H-7.

         Gross Margin:  As to each Mortgage Loan, the fixed percentage set forth
         ------------
in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the minimum and maximum Mortgage Interest Rate and the Periodic Rate Cap) the Mortgage Interest Rate until the next Interest Adjustment Date.

         Group 1 Interest  Coverage Amount:  The amount to be paid by the Seller
         ---------------------------------
to the Trustee for deposit in the Group 1 Interest Coverage Account on the Closing Date pursuant to Section 4.09, which amount is $1,039,574.16.

         Group 1 Net WAC  Rate:  The  weighted  average  of the Net Rates on the
         ---------------------
Mortgage Loans in Loan Group 1, weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

         Group 1 Pre-Funded  Amount:  The amount deposited by the Trustee in the
         --------------------------
Pre-Funding Account on the Closing Date, which amount is $87,725,000.09.

         Group 1 Principal  Distribution  Amount:  The product of the  Principal
         ---------------------------------------
Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan Group 1 for such Distribution Date and the denominator of which is the Principal Funds for both Loan Groups for such Distribution Date.

         Group I Senior Percentage: as used in Section 6.01(a) First.
         -------------------------

         Group 2 Net WAC  Rate:  The  weighted  average  of the Net Rates on the
         ---------------------
Mortgage Loans in Loan Group 2, weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

         Group 2 Principal  Distribution  Amount:  The product of the  Principal
         ---------------------------------------
Distribution Amount and a fraction, the numerator of which is the Principal Funds for Loan Group 2 for such Distribution Date and the denominator of which is the Principal Funds for both Loan Groups for such Distribution Date.

         Holder:  The Person in whose name a  Certificate  is  registered in the
         ------
Certificate Register, except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons:  The Trustee,  the Master Servicer,  the Custodian
         -------------------
and the Securities Administrator, and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

         Independent:  When used with respect to any specified Person, this term
         -----------
means that such Person (a) is in fact independent of the Seller or the Master Servicer and of any Affiliate of the

Seller or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Affiliate of the Seller or the Master Servicer and (c) is not connected with the Seller or the Master Servicer or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Index: The index, if any,  specified in a Mortgage Note by reference to
         -----
which the related Mortgage Interest Rate will be adjusted from time to time.

         Individual Certificate:  Any Private Certificate registered in the name
         ----------------------
of the Holder other than the Depository or its nominee.

         IndyMac: IndyMac Bank, and its successor in interest.
         -------

         IndyMac  Servicing  Agreement:  The  Master  Purchase,  Warranties  and
         -----------------------------
Servicing Agreement, dated as of August 1, 2001, between EMC and IndyMac as attached hereto as Exhibit H-8.

         Initial Certification:  The certification  substantially in the form of
         ---------------------
Exhibit One to the Custodial Agreement.

         Initial  Mortgage Loan: A Mortgage Loan transferred and assigned to the
         ----------------------
Trustee on the Closing Date pursuant to Section 2.01 and held as a part of the Trust, as identified in the applicable Mortgage Loan Schedule.

         Institutional  Accredited Investor: Any Person meeting the requirements
         ----------------------------------
of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         Insurance  Policy:  With  respect to any  Mortgage  Loan,  any standard
         -----------------
hazard insurance policy, flood insurance policy or title insurance policy.

         Insurance  Proceeds:  Amounts paid by the insurer  under any  Insurance
         -------------------
Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

         Interest  Accrual  Period:  With respect to each Class of  Certificates
         -------------------------
(other than the Class XP Certificates and Residual Certificates), the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date.

         Interest Adjustment Date: With respect to a Mortgage Loan, the date, if
         ------------------------
any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

         Interest  Carryforward  Amount:  As of any  Distribution  Date and with
         ------------------------------
respect to each Class of Certificates (other than the Class XP, Class B-IO and Residual Certificates), the sum of

(i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Interest Accrual Period including the Interest Accrual Period relating to such Distribution Date.

         Interest Funds: For any Distribution Date and a Loan Group (i) the sum,
         --------------
without duplication, of (a) all scheduled interest collected in respect to the related Mortgage Loans during the related Due Period less the related Servicing Fee, (b) all Monthly Advances relating to interest with respect to the related Mortgage Loans made on or prior to the related Distribution Account Deposit
Date, (c) all Compensating Interest Payments with respect to the related Mortgage Loans and required to be remitted by the Master Servicer pursuant to this Agreement or the related Servicer pursuant to the related Servicing Agreement with respect to such Distribution Date, (d) Liquidation Proceeds with respect to the related Mortgage Loans collected during the related Prepayment Period (to the extent such Liquidation Proceeds relate to interest), (e) all amounts relating to interest with respect to each related Mortgage Loan purchased by EMC pursuant to Sections 2.02 and 2.03 or by the Seller pursuant to
Section 3.21 or by Countrywide pursuant to Section 3.22 during the related Due Period, (f) all amounts in respect of interest paid by EMC pursuant to Section
10.01 in respect to the related Loan Group, in each case to the extent remitted by EMC or the related Servicer, as applicable, to the Distribution Account pursuant to this Agreement or the related Servicing Agreement and (g) any amount withdrawn from the Pre-Funding Reserve Account and deposited into the Distribution Account pursuant to Section 4.08(e)(iii) (which amount shall constitute Interest Funds with respect to Loan Group 1 only) minus (ii) all amounts relating to interest required to be reimbursed pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement and allocated to the related Loan Group.

         Interest Only Certificates: The Class B-IO Certificates.
         --------------------------

         Interim Certification:  The certification  substantially in the form of
         ---------------------
Exhibit Two to the Custodial Agreement.


         Investment  Letter:  The letter to be furnished  by each  Institutional
         ------------------
Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

         LIBOR  Business Day: Any day other than a Saturday or a Sunday or a day
         -------------------
on which banking institutions in the city of London, England are required or authorized by law to be closed.

         LIBOR  Determination  Date:  With respect to the Class A, Class M-1 and
         --------------------------
Class M-2 Certificates and for the first Interest Accrual Period, September 26, 2003. With respect to the Class A, Class M-1 and Class M-2 Certificates and any Interest Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Interest Accrual Period.

         Liquidated  Mortgage Loan: Any defaulted  Mortgage Loan as to which the
         -------------------------
Servicer or the Master Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

         Liquidation  Date:  With respect to any  Liquidated  Mortgage Loan, the
         -----------------
date on which the Servicer or the Master Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation  Expenses:  With respect to a Mortgage Loan in liquidation,
         ---------------------
unreimbursed expenses paid or incurred by or for the account of the Servicer, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

         Liquidation Proceeds:  Cash received in connection with the liquidation
         --------------------
of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

         Loan-to-Value  Ratio:  With respect to any Mortgage Loan, the fraction,
         --------------------
expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

         Loan Group: Loan Group 1 or Loan Group 2, as applicable.
         ----------

         Loan Group 1: The group of Mortgage  Loans  designated  as belonging to
         ------------
Loan Group 1 on the Mortgage Loan Schedule and any Subsequent Mortgage Loans.

         Loan Group 2: The group of Mortgage  Loans  designated  as belonging to
         ------------
Loan Group 2 on the Mortgage Loan Schedule.

         Lost  Notes:  The  original  Mortgage  Notes  that have been  lost,  as
         -----------
indicated on the Mortgage Loan Schedule.

         Margin:  With  respect  to  Distribution  Date on or prior to the first
         ------
possible Optional Termination Date and (i) the Class I-A-1 Certificates, 0.37% per annum, (ii) the Class I-A-2 Certificates, 0.14% per annum, (iii) the Class I-A-3 Certificates, 0.57% per annum, (iv) the Class II-A-1 Certificates, 0.32% per annum, (v) the Class II-A-2 Certificates, 0.30% per annum, (vi) the Class II-A-3 Certificates, 0.60% per annum, (vii) the Class M-1 Certificates, 0.80% per annum and (viii) the Class M-2 Certificates, 1.85% per annum; and with respect to any Distribution Date after the first possible Optional Termination Date and (i) the Class I-A-1 Certificates, 0.74% per annum, (ii) the Class I-A-2 Certificates, 0.28% per annum, (iii) the Class I-A-3 Certificates, 1.14% per annum, (iv) the Class II-A-1 Certificates, 0.64% per annum, (v) the Class II-A-2 Certificates, 0.60% per annum, (vi) the Class II-A-3 Certificates, 1.20% per annum, (vii) the Class M-1 Certificates, 1.20% per annum and (viii) the Class M-2 Certificates, 2.775% per annum.

         Marker  Rate:  With  respect  to  the  Class  B-IO  Certificates,   any
         ------------
Distribution Date and (I) REMIC III Regular Interest Group I, a per annum rate equal to two times the weighted average of the Uncertificated REMIC III Pass-Through Rates for the REMIC III Regular Interest I-A1, REMIC III Regular Interest I-A2, REMIC III Regular Interest I-A3 and REMIC III Regular Interest I-ZZ, (II) REMIC III Regular Interest Group II, a per annum rate equal to two times the weighted average of the Uncertificated REMIC III Pass-Through Rates for the REMIC III Regular Interest II-A1, REMIC III Regular Interest II-A2, REMIC III Regular Interest II-A3 and REMIC III Regular Interest II-ZZ and (III) REMIC III Regular Interest Group M, a per annum rate equal to two times the weighted average of the Uncertificated REMIC III Pass-Through Rates for the REMIC III Regular Interest M1, REMIC III Regular Interest M2 and REMIC III Regular Interest M-ZZ; provided, however, that for the purpose of this calculation, the rate on (i) the REMIC III Regular Interest I-A1 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.37% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.74% per annum and (y) the Net Rate Cap, (ii) the REMIC III Regular Interest I-A2 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.14% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.28% per annum and (y) the Net Rate Cap, (iii) the REMIC III Regular Interest I-A3 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.57% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.14% per annum and (y) the Net Rate Cap,
(iv) the REMIC III Regular Interest II-A1 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.32% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.64% per annum and (y) the Net Rate Cap, (v) the REMIC III Regular Interest II-A2 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.30% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.60% per annum and (y) the Net Rate Cap, (vi) the REMIC III Regular Interest II-A3 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.60% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.20% per annum and (y) the Net Rate Cap, (vii) the REMIC III Regular Interest M1 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.80% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.20% per annum and (y) the Net Rate Cap,
(viii) the REMIC III Regular Interest M2 is subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.85% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 2.775% per annum and (y) the Net Rate Cap and
(ix) each of the REMIC III Regular Interest I-ZZ, the REMIC III Regular Interest II-ZZ and the REMIC III Regular Interest M-ZZ is subject to a cap of zero; provided, further, that for the purpose of this calculation, the related caps with respect to the REMIC III Regular Interests shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

         Master  Servicer:  As of the Closing Date,  Wells Fargo Bank Minnesota,
         ----------------
National Association and, thereafter, its respective successors in interest who meet the qualifications of the Servicing Agreements and this Agreement.

         Master  Servicer   Certification:   A  written  certification  covering
         --------------------------------
servicing of the Mortgage Loans by all Servicers and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date
(a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

         Master  Servicer  Collection  Account:  The trust  account or  accounts
         -------------------------------------
created and maintained pursuant to Section 4.02, which shall be denominated "JPMorgan Chase Bank, as Trustee f/b/o holders of Structured Asset Mortgage Investments Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4 - Master Servicer Collection Account," and which shall be an Eligible Account.

         Master Servicing Compensation: The meaning specified in Section 3.14.
         -----------------------------

         Material Defect: The meaning specified in Section 2.02(b).
         ---------------

         Maximum  Lifetime  Mortgage Rate: The maximum level to which a Mortgage
         --------------------------------
Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         Maximum  Uncertificated  Accrued Interest Deferral Amount: With respect
         ---------------------------------------------------------
to any Distribution Date and (I) REMIC III Regular Interest Group I, the excess of (a) accrued interest at the Uncertificated REMIC III Pass-Through Rate applicable to REMIC III Regular Interest I-ZZ for such Distribution Date on a balance equal to the excess of (i) the Uncertificated Principal Balance of REMIC III Regular Interest I-ZZ over (ii) the REMIC III Overcollateralized

Amount for REMIC III Regular  Interest Group I for such  Distribution  Date over
(b) the sum of (1) Uncertificated Accrued Interest on REMIC III Regular Interest I-A1 (calculated for the purpose of this definition with the rate on REMIC III Regular Interest I-A1 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.37% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.74% per annum and (y) the Net Rate Cap),
(2)  Uncertificated   Accrued  Interest  on  REMIC  III  Regular  Interest  I-A2
(calculated for the purpose of this definition with the rate on REMIC III Regular Interest I-A2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.14% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.28% per annum and (y) the Net Rate Cap) and
(3)  Uncertificated   Accrued  Interest  on  REMIC  III  Regular  Interest  I-A3
(calculated for the purpose of this definition with the rate on REMIC III Regular Interest I-A3 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.57% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.14% per annum and (y) the Net Rate Cap),
(II) REMIC III Regular Interest Group II, the excess of (a) accrued interest at the Uncertificated REMIC III Pass-Through Rate applicable to REMIC III Regular Interest II-ZZ for such Distribution Date on a balance equal to the excess of
(i) the Uncertificated Principal Balance of REMIC III Regular Interest II-ZZ over (ii) the REMIC III Overcollateralized Amount for REMIC III Regular Interest Group II for such Distribution Date over (b) the sum of (1) Uncertificated Accrued Interest on REMIC III Regular Interest II-A1 (calculated for the purpose of this definition with the rate on REMIC III Regular Interest II-A1 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.32% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.64% per annum and (y) the Net Rate Cap), (2) Uncertificated Accrued Interest on REMIC III Regular Interest II-A2 (calculated for the purpose of this definition with the rate on REMIC III Regular Interest II-A2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.30% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.60% per annum and (y) the Net Rate Cap) and (3) Uncertificated Accrued Interest on REMIC III Regular Interest II-A3 (calculated for the purpose of this definition with the rate on REMIC III Regular Interest II-A3 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.60% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.20% per annum and (y) the Net Rate Cap) and (III) REMIC III Regular Interest Group M, the excess of (a) accrued interest at the Uncertificated REMIC III Pass-Through Rate applicable to REMIC III Regular Interest M-ZZ for such Distribution Date on a balance equal to the excess of (i) the Uncertificated Principal Balance of REMIC III Regular Interest M-ZZ over (ii) the REMIC III Overcollateralized Amount for REMIC III Regular Interest Group M for such Distribution Date over (b) the sum of (1)

Uncertificated Accrued Interest on REMIC III Regular Interest I-A1 (calculated for the purpose of this definition with the rate on REMIC III Regular Interest M1 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 0.80% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.20% per annum and (y) the Net Rate Cap) and (2) Uncertificated Accrued Interest on REMIC III Regular Interest M2 (calculated for the purpose of this definition with the rate on REMIC III Regular Interest M2 subject to a cap equal to (A) in the case of any Distribution Date up to and including the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 1.85% per annum and (y) the Net Rate Cap and (B) in the case of any Distribution Date after the Optional Termination Date, the lesser of (x) One-Month LIBOR plus 2.775% per annum and
(y) the Net Rate Cap); provided, however, that for the purpose of this definition, the related caps with respect to REMIC III Regular Interest I-A1, I-A2, I-A3, II-A1, II-A2, II-A3, M1 and M2 shall be multiplied by a fraction, the numerator of which is the actual number of days in the Interest Accrual Period and the denominator of which is 30.

         MERS: Mortgage  Electronic  Registration  Systems,  Inc., a corporation
         ----
organized and existing under the laws of the State of Delaware, and any successor thereto.

         MERS  System:  The system of  recording  transfers  of  Mortgage  Loans
         ------------
electronically maintained by MERS.

         MIN: The Mortgage  Identification  Number for Mortgage Loans registered
         ---
with MERS on the MERS System.

         Minimum  Lifetime  Mortgage Rate: The minimum level to which a Mortgage
         --------------------------------
Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

         MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting as the
         ---------
mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Advance:  An advance of principal  or interest  required to be
         ----------------
made by the applicable Servicer pursuant to the related Servicing Agreement or the Master Servicer pursuant to Section 6.05.

         Monthly  Delinquency  Percentage:  With  respect to a Due  Period,  the
         --------------------------------
percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties as of the close of business on the last day of such Due Period and the denominator of which is the aggregate Stated Principal Balance of Mortgage Loans as of the close of business on the last day of such Due Period.

         Moody's:   Moody's  Investors  Service,  Inc.,  and  any  successor  in
         -------
interest.

         Mortgage  File:  The  mortgage  documents  listed  in  Section  2.01(b)
         --------------
pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Interest Rate: The annual rate at which interest accrues from
         -----------------------
time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: A mortgage loan  transferred and assigned to the Trustee
         -------------
pursuant to Section 2.01, Section 2.04 or Section 2.07 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule (which shall include, without limitation with respect to each Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto), including a mortgage loan the property securing which has become an REO Property.

         Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement
         --------------------------------
dated as of September 30, 2003, between EMC, as seller, and Structured Asset Mortgage Investments Inc., as purchaser, and all amendments thereof and supplements thereto, attached as Exhibit J.

         Mortgage Loan Schedule:  The schedule attached hereto as Exhibit B with
         ----------------------
respect to the Initial Mortgage Loans and divided into Loan Groups, and the schedule attached as Exhibit 1 to the related Subsequent Transfer Instrument with respect to the related Subsequent Mortgage Loans, each as amended from time to time to reflect the repurchase or substitution of Mortgage Loans or Subsequent Mortgage Loans pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be.

         Mortgage  Loan Seller:  EMC, as mortgage loan seller under the Mortgage
         ---------------------
Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase Agreement.

         Mortgage Note:  The  originally  executed note or other evidence of the
         -------------
indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property:  Land and improvements securing the indebtedness of
         ------------------
a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor: The obligor on a Mortgage Note.
         ---------

         National  City:  National  City  Mortgage  Co.,  and its  successor  in
         --------------
interest.

         National City Servicing Agreement:  Purchase,  Warranties and Servicing
         ---------------------------------
Agreement, dated as of October 1, 2001 between EMC and National City, attached hereto as Exhibit H-9.

         Negative  Amortization  Loan: A Mortgage Loan in which the  Outstanding
         ----------------------------
Principal Balance is subject to a negative amortization feature.

         Net Interest  Shortfall:  With respect to any  Distribution  Date,  the
         -----------------------
Prepayment Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

         Net  Liquidation   Proceeds:   As  to  any  Liquidated  Mortgage  Loan,
         ---------------------------
Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom by the Master Servicer or the Servicer in accordance with the related Servicing Agreement or this Agreement and (ii) unreimbursed advances by the Master Servicer or the Servicer and Monthly Advances.

         Net Rate:  With respect to each Mortgage  Loan,  the Mortgage  Interest
         --------
Rate in effect from time to time less the Servicing Fee Rate (expressed as a per annum rate).

         Net Rate Cap: For any  Distribution  Date and (i) each of the Class I-A
         ------------
Certificates and the Class II-A Certificates, the weighted average of the Net Rates of the Mortgage Loans in the related Loan Group as of the beginning of the related Due Period, weighted on the basis of the Stated Principal Balances thereof, as adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period and (ii) each of the Class M Certificates, the weighted average of the Net Rates on the Mortgage Loans in each Loan Group, weighted in proportion to the results of subtracting from the aggregate Stated Principal Balance of each Loan Group, the Certificate Principal Balance of the related classes of Senior Certificates, as adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the Net Rate Cap (a) with respect to the Class I-A Certificates, is equal to the Uncertificated REMIC III Pass-Through Rate for the REMIC III Regular Interests I-AA, I-A1, I-A2, I-A3 and I-ZZ (b) with respect to the Class II-A Certificates, is equal to the Uncertificated Pass-Through Rate for the REMIC III Regular Interests II-AA, II-A1, II-A2, I-A3 and II-ZZ and (c) with respect to the Class M Certificates is equal to the Uncertificated REMIC III Pass-Through Rate for the REMIC III Regular Interests M1 and M2, which in turn is the weighted average of the Uncertificated REMIC II Pass-Through Rates on the REMIC II Y-1 and Y-2 Regular Interests, weighted on the basis of their respective Uncertificated Principal Balances.

         Non-Countrywide Loan: Any Mortgage Loan other than a Countrywide Loan.
         --------------------

         Nonrecoverable  Advance:  Any advance or Monthly  Advance (i) which was
         -----------------------
previously made or is proposed to be made by the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Trustee or the applicable Servicer, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee (as successor Master Servicer) or the applicable Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made.

         Notional  Amount:  The Notional  Amount of the Class B-IO  Certificates
         ----------------
immediately prior to any Distribution Date is equal to the aggregate of the Uncertificated Principal Balances of the REMIC III Regular Interests.

         Offered  Certificate:  Any Senior  Certificate  or Offered  Subordinate
         --------------------
Certificate.

         Offered  Subordinate  Certificate:  Any of the  Class  M-1 or Class M-2
         ---------------------------------
Certificates.

         Officer's  Certificate:  A  certificate  signed by the  Chairman of the
         ----------------------
Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Master Servicer or the Seller, as applicable, and delivered to the Trustee, as required by this Agreement.

         One-Month LIBOR: With respect to any Interest Accrual Period,  the rate
         ---------------
determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Interest Accrual Period shall equal 1.12% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator), One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period.

         Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is or are
         --------------------
acceptable to the Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for EMC, the Master Servicer or the Seller.

         Optional Termination Date: The Distribution Date on which the aggregate
         -------------------------
Stated Principal Balance of all of the Mortgage Loans is equal to or less than 20% of the sum of (i) aggregate Stated Principal Balance of all of the Mortgage Loans as of the Cut-off Date and (ii) the Group 1 Pre-Funded Amount.

         Original  Subordinate  Principal  Balance:  The  sum of  the  aggregate
         -----------------------------------------
Certificate Principal Balances of each Class of Subordinate Certificates as of the Closing Date.

         Original Value: The lesser of (i) the Appraised Value or (ii) the sales
         --------------
price of a Mortgaged Property at the time of origination of a Mortgage Loan, except in instances where either clauses (i) or (ii) is unavailable, the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Seller.

         Outstanding  Mortgage  Loan:  With  respect to any Due Date, a Mortgage
         ---------------------------
Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

         Outstanding Principal Balance: As of the time of any determination, the
         -----------------------------
principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

         Overcollateralization  Amount:  With respect to any Distribution  Date,
         -----------------------------
the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (b) the aggregate Certificate Principal Balance of the Offered Certificates on such Distribution Date (after taking into account the payment of principal other than any Extra Principal Distribution Amount on such Certificates).

         Overcollateralization Target Amount: $2,341,096.59.
         -----------------------------------

         Pass-Through  Rate:  As to each  Class  of  Certificates,  the  REMIC I
         ------------------
Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests, the rate of interest determined as provided with respect thereto in
Section 5.01(c).

         Periodic  Rate Cap:  With respect to each  Mortgage  Loan,  the maximum
         ------------------
adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

         Permitted Investments:  Any one or more of the following obligations or
         ---------------------
securities   held  in  the  name  of  the   Trustee   for  the  benefit  of  the
Certificateholders:

                  (1) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (2) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (3) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor;

                  (4) securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

                  (5) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

                  (6) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                  (7) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

                  (8) any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which the Trustee or the Master Servicer or any affiliate of the Trustee or the Master Servicer acts as a manager or an advisor;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

         Permitted Transferee: Any Person other than a Disqualified Organization
         --------------------
or an "electing large partnership" (as defined by Section 775 of the Code).

         Person:  Any  individual,  corporation,   partnership,  joint  venture,
         ------
association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Physical  Certificates:  The  Residual  Certificates  and  the  Private
         ----------------------
Certificates.

         Plan: The meaning specified in Section 5.07(a).
         ----

         Pre-Funding  Account:  The  account  or  sub-account   established  and
         --------------------
maintained pursuant to Section 4.08 (a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Pre-Funding Period: The period from the Closing Date until the earliest
         ------------------
of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of investment income) is reduced to zero or (ii) December 17, 2003.

         Pre-Funding Reserve Account: The account or sub-account established and
         ---------------------------
maintained pursuant to Section 4.08(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

         Prepayment  Charge:  With respect to any Mortgage  Loan, the charges or
         ------------------
premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment Charge Loan: Any Mortgage Loan for which a Prepayment Charge
         ----------------------
may be assessed and to which such Prepayment Charge the Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Prepayment Interest  Shortfall:  With respect to any Distribution Date,
         ------------------------------
for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during the related Prepayment Period, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.21 or
10.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or liquidation proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such liquidation proceeds less the sum of (a) any Prepayment Charges and (b) the related Servicing Fee.

         Prepayment  Period:   With  respect  to  a  Distribution  Date  is  the
         ------------------
immediately preceding calendar month in the case of the Mortgage Loans for which EMC is the Servicer and in the case of the Mortgage Loans for which EMC is not the Servicer such period as is provided in the related Servicing Agreement with respect to the related Servicer.

         Primary  Mortgage  Insurance  Policy:  A  policy  underwriting  primary
         ------------------------------------
mortgage insurance.

         Principal  Distribution Amount: With respect to each Distribution Date,
         ------------------------------
an amount equal to sum of (i) the sum of the Principal Funds for both Loan Groups for such Distribution Date and (ii) any Extra Principal Distribution Amount for such Distribution Date.

         Principal Funds:  With respect to any  Distribution  Date and each Loan
         ---------------
Group, (i) the sum, without duplication, of (a) all scheduled principal collected on the Mortgage Loans in the related Loan Group during the related Due Period, (b) all Monthly Advances relating to principal made on the Mortgage Loans in the related Loan Group on or before the Distribution Account Deposit Date, (c) Principal Prepayments on the Mortgage Loans in the related Loan Group, exclusive of prepayment charges or penalties, collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan in the related Loan Group that was purchased by the Mortgage Loan Seller pursuant to
Section 2.02, 2.03 or 3.21 or by Countrywide pursuant to

Section 3.22 during the related Due Period, (e) the aggregate of all Substitution Adjustment Amounts in connection with the substitution of Mortgage Loans in the related Loan Group pursuant to Section 2.04 during the related Due Period, (f) amounts in respect of principal paid by EMC pursuant to Section
10.01 and (g) all Liquidation Proceeds collected during the related Prepayment Period (to the extent such Liquidation Proceeds relate to principal) on the Mortgage Loans in the related Loan Group, in each case to the extent remitted by EMC or the related Servicer to the Distribution Account pursuant to this Agreement or the related Servicing Agreement minus (ii) all amounts required to be reimbursed pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement.

         Principal  Prepayment:  Any payment  (whether partial or full) or other
         ---------------------
recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and the Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds.

         Private Certificate:  Any Class XP Certificate,  Class B-IO Certificate
         -------------------
or Class R Certificate.

         Protected  Account:  An  account  established  and  maintained  for the
         ------------------
benefit of Certificateholders by each Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the respective Servicing Agreements.

         QIB:  A  Qualified   Institutional   Buyer  as  defined  in  Rule  144A
         ---
promulgated under the Securities Act.

         Qualified  Insurer:  Any insurance company duly qualified as such under
         ------------------
the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         Rating Agencies: S&P and Moody's.
         ---------------

         Realized  Loss:  Any (i)  Bankruptcy  Loss or (ii) as to any Liquidated
         --------------
Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgaged Property.

         Record Date: For each Class of Certificates, the Business Day preceding
         -----------
the applicable Distribution Date so long as such Class of Certificates remains in book-entry form; and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

         Reference Bank: A leading bank selected by the Securities Administrator
         --------------
that is engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         Reference Bank Rate: With respect to any Interest  Accrual Period,  the
         -------------------
arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related interest determination date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all Classes of Offered Certificates for such Interest Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the rates quoted by one or more major banks in New York City, selected by the securities administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all Classes of Offered Certificates.

         Reinvestment   Agreements:   One  or  more   reinvestment   agreements,
         -------------------------
acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

         Relief Act: The  Soldiers'  and Sailors'  Civil Relief Act of 1940,  as
         ----------
amended, or similar state laws.

         Relief Act Mortgage  Loan:  Any Mortgage Loan as to which the Scheduled
         -------------------------
Payment thereof has been reduced due to the application of the Relief Act.

         Remaining  Excess Spread:  With respect to any  Distribution  Date, the
         ------------------------
excess  of  the  related   Excess  Spread  over  the  related  Extra   Principal
Distribution Amount.

         REMIC I: That group of assets contained in the Trust Fund designated as
         -------
a REMIC consisting of (i) the Countrywide Loans, (ii) amounts on deposit in the Master Servicer Collection Account related to the Countrywide Loans, (iii) any REO Property relating to the Countrywide Loans, (iv) the rights of the Trust with respect the Countrywide Loans under any related Servicing Agreement, (v) the rights of the Trust with respect the Countrywide Loans under any related Assignment Agreement and (vi) any proceeds of the foregoing.

         REMIC I Available  Distribution  Amount: For any Distribution Date, the
         ---------------------------------------
sum of Principal Funds and Interest Funds for such Distribution Date with respect to the Countrywide Loans.

         REMIC I Deferred Interest: For any Distribution  Date,Deferred Interest
         -------------------------
on the Countrywide Loans shall be allocated to the REMIC I Regular Interest I-2 and applied to increase the principal balance thereof.

         REMIC I Distribution  Amount:  For any  Distribution  Date, the REMIC I
         ----------------------------
Available Distribution Amount shall be distributed in respect of the REMIC I Regular Interest I-2, as follows:

                  (a) first, in payment of Uncertificated Accrued Interest thereon for such Distribution Date;

                  (b) second, in payment of Uncertificated Accrued Interest thereon for prior Distribution Dates that remains unpaid.

                  (c) third, as a payment with respect to the principal balance thereof, in reduction of such pricipal balance until such principal balance shall have been reduced to zero.

         Any amount from the REMIC I Available Distribution Amount remaining after the distributions pursuant to (a) through (c) above shall be distributed in respect of the Class R-I Certificate.

         Any Prepayment Charges with respect to the Countrywide Loans shall be distributed to the REMIC I Regular Interest I-2 as Prepayment Charges and not in respect of either Uncertificate Accrued Interest thereon or the principal balance thereof.

         REMIC I  Interests:  The  REMIC I Regular  Interests  and the Class R-I
         ------------------
Certificates.


         REMIC I Realized Losses: For any Distribution Date,  Realized Losses on
         -----------------------
the Countrywide Loans will be allocated to the REMIC I Regular Interest I-2 in reduction of the principal balance thereof.

         REMIC I Regular  Interest  I-1:  One of the  separate  non-certificated
         ------------------------------
beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. REMIC I Regular Interest I-1 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC I Regular  Interest  I-2:  One of the  separate  non-certificated
         ------------------------------
beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. REMIC I Regular Interest I-2 shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC I Regular  Interests:  REMIC I Regular  Interest  I-1 and REMIC I
         --------------------------
Regular Interest I-2.

         REMIC II: That group of assets  contained in the Trust Fund  designated
         --------
as a REMIC consisting of (i) the Non-Countrywide Loans, (ii) amounts on deposit in the Master Servicer Collection Account related to the Non-Countrywide Loans,
(iii) any REO Property relating to the

Non-Countrywide Loans, (iv) the rights of the Trust with respect the Non-Countrywide Loans under any related Servicing Agreement, (v) the rights of the Trust with respect the Non-Countrywide Loans under any related Assignment Agreement, (vi) REMIC I Regular Interests and (vii) any proceeds of the foregoing.

         REMIC  II  Deferred  Interest:  For  any  Distribution  Date,  Deferred
         -----------------------------
Interest on the Group I Loans shall be allocated to the REMIC II Regular Interests Y-1 and Z-1 pro-rata according to their respective principal balances.

         REMIC II Interests:  The REMIC II Regular  Interests and the Class R-II
         ------------------
Certificates.

         REMIC II Realized  Loss:  Realized  Losses on Group 1 Loans and Group 2
         -----------------------
Loans shall be allocated to the REMIC II Regular Interests as follows: (1) The interest portion of Realized Losses on Group 1 Loans, if any, shall be allocated among the REMIC II Y-1 and REMIC II Z-1 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (2) the interest portion of Realized Losses on Group 2 Loans, if any, shall be allocated among the REMIC II Y-2 and REMIC II Z-2 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to Loan Group 1 and Loan Group 2 shall be allocated to the REMIC II Regular Interests as follows: (1) The principal portion of Realized Losses on Group 1 Loans shall be allocated, first, to the REMIC II Y-1 Regular Interest to the extent of the REMIC II Y-1 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC II Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC II Z-1 Regular Interest in reduction of the Uncertificated Principal Balance thereof; and (2) the principal portion of Realized Losses on Group 2 Loans shall be allocated, first, to the REMIC II Y-2 Regular Interest to the extent of the REMIC II Y-2 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC II Z-2 Regular Interest in reduction of the Uncertificated Principal Balance thereof.

         REMIC II Regular Interests: REMIC II Y-1 Regular Interest, REMIC II Y-2
         --------------------------
Regular Interest , REMIC II Z-1 Regular Interest and REMIC II Z-2 Regular Interest.

         REMIC II Y Principal Reduction Amounts:  For any Distribution Date, the
         --------------------------------------
amounts by which the Uncertificated Principal Balances of the Class Y-1 and Class Y-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix 1.

         REMIC II Y Regular  Interests:  The REMIC II Y-1 Regular  Interest  and
         -----------------------------
REMIC II Y-2 Regular Interest.

         REMIC II Y-1 Principal  Distribution Amount: For any Distribution Date,
         -------------------------------------------
the excess, if any, of the REMIC II Y-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II Y-1 Regular Interest on such Distribution Date.

         REMIC II Y-1 Regular  Interest:  One of the  separate  non-certificated
         ------------------------------
beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. REMIC II Y-1 Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC II Y-2 Principal  Distribution Amount: For any Distribution Date,
         -------------------------------------------
the excess, if any, of the REMIC II Y-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II Y-2 Regular Interest on such Distribution Date.

         REMIC II Y-2 Regular  Interest:  One of the  separate  non-certificated
         ------------------------------
beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. REMIC II Y-2 Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC II Z Principal Reduction Amounts:  For any Distribution Date, the
         --------------------------------------
amounts by which the Uncertificated Principal Balances of the REMIC II Z-1 and REMIC II Z-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC II Available Distribution Amount for the related Loan Group (i.e. the "related Group" for the REMIC II Z-1 Regular Interest is Group 1 and the "related Loan Group" for the REMIC II Z-2 Regular Interest is Loan Group 2) over the sum of the amounts thereof distributable (i) in respect of interest on such REMIC II Z Regular Interest and the related REMIC II Y Regular Interest and
(iv) to such REMIC II Z Regular Interest and the related REMIC II Y Regular Interest pursuant to clause (c)(i) of the definition of "REMIC II Distribution Amount" and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the REMIC II Y Principal Reduction Amount for the related Loan Group.

         REMIC II Z Regular  Interests:  The REMIC II Z-1 Regular  Interest  and
         -----------------------------
REMIC II Z-2 Regular Interest.

         REMIC II Z-1 Principal  Distribution Amount: For any Distribution Date,
         -------------------------------------------
the excess, if any, of the REMIC II Z-1 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II Z-1 Regular Interest on such Distribution Date.

         REMIC II Z-1 Regular  Interest:  One of the  separate  non-certificated
         ------------------------------
beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. REMIC II Z-1 Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC II Z-2 Principal  Distribution Amount: For any Distribution Date,
         -------------------------------------------
the excess, if any, of the REMIC II Z-2 Principal Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the REMIC II Z-2 Regular Interest on such Distribution Date.

         REMIC II Z-2 Regular  Interest:  One of the  separate  non-certificated
         ------------------------------
beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. REMIC II Z-2 Regular Interest shall accrue interest at the related Uncertificated REMIC II Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC II  Available  Distribution  Amount:  For each Loan Group for any
         -----------------------------------------
Distribution Date, the sum of the Principal Funds and Interest Funds for such Loan Group

         REMIC II Distribution  Amount:  For any Distribution Date, the REMIC II
         -----------------------------
Available Distribution Amount shall be distributed to the REMIC II Regular Interests and the Class R-1 Residual Interest in the following amounts and priority:

         (a) To the extent of the REMIC II Available Distribution Amount for Loan Group 1:

                  (i) first, to REMIC II Y-1 and REMIC II Z-1 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the REMIC II Y-1 and REMIC II Z-1 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

                  (iii) fourth, to the REMIC II Y-1 and REMIC II Z-1 Regular Interests, the REMIC II Y-1 Principal Distribution Amount and the REMIC II Z-1 Principal Distribution Amount, respectively.

         (b) To the extent of the REMIC II Available Distribution Amount for Loan Group 2:

                  (i) first, to the REMIC II Y-2 and REMIC II Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the REMIC II Y-2 and REMIC II Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                  (iii) third, to the REMIC II Y-2 and REMIC II Z-2 Regular Interests, the REMIC II Y-2 Principal Distribution Amount and the REMIC II Z-2 Principal Distribution Amount, respectively.

         (c) To the extent of the REMIC II Available Distribution Amounts for Group 1 and Group 2 for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC II Distribution Amount":

                  (i) first, to each Class of REMIC II Y and REMIC II Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Regular Interest, the aggregate amount of any distributions to the Certificates pursuant to as reimbursement of such Realized Losses on such Distribution Date pursuant to clauses Third through Fifth in Section 6.01(a); provided, however, that any amounts distributed pursuant to this paragraph (c)(i) of this definition of "REMIC II Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC II Y and REMIC II Z Regular Interests; and

                  (ii) second, to the Class R-II Certificates, any remaining amount.

         REMIC III: That group of assets  contained in the Trust Fund designated
         ---------
as a REMIC consisting of the REMIC II Regular Interests.

         REMIC III Deferred Interest:  The Group I Senior Percentage of Deferred
         ---------------------------
Interest on the Group I Loans shall be allocated among the REMIC III Regular Interest Group I pro-rata according to their respective Uncertificated Principal Balances. The remainder of the Deferred Interest shall be allocated amount the REMIC III Regular Interest Group M pro-rata according to their respective Uncertificated Principal Balances. Amounts allocated pursuant to the preceding sentences shall be deemed to increase the principal balances of the REMIC III Regular Interests to which they are allocated.

         REMIC III Group Overcollateraliztion  Amount: For any REMIC III Regular
         --------------------------------------------
Interest Group, the excess, if any, of the aggregate Uncertificated Principal Balance of the REMIC III Regular Interest belonging to such REMIC III Regular Interest Group over the aggregate Certificate Principal Balance of the Certificates related to such REMIC III Regular Interest Group.

         REMIC III Group  Overcollateraliztion  Percentage:  For either of REMIC
         -------------------------------------------------
III Regular Interest Group I or REMIC III Regular Interest Group II, a fraction, stated as a percentage, whose numerator is the related REMIC III Group Overcollateraliztion Amount and whose denominator is the sum of the REMIC III Group Overcollateraliztion Amounts for REMIC Regular Interest Group I and REMIC Regular Interest Group II.

         REMIC III  Interests:  The REMIC III  Regular  Interests  and the Class
         --------------------
R-III Certificates.

         REMIC III Distribution Amount: For any Distribution Date, the REMIC III
         -----------------------------
Available Distribution Amounts shall be distributed as follows:

         (a) to the REMIC III Regular Interests

                  (I) an amount not in excess of Uncertificated Accrued Interest thereon, reduced (but not more than once) by the excess, if any, of the Extra Principal Distribution Amount over Realized Losses, for such Distribution Date in respect of Uncertificated Accrued Interest thereon in the following amounts, pari passu without preference or priority:

                           (1) to the REMIC III Regular Interest Group I, Uncertificated Accrued Interest thereon reduced by a share of the excess, if any, of the Extra Principal Distribution Amount over Realized Losses, such reduction being allocated (A) among REMIC III Regular Interest Group I, Group II and Group M and
                  (B) and among Regular Interests within each REMIC III Regular Interest Group as set forth in clause (c) of this definition (the portions of the Extra Principal Distribution Amount allocated pursuant to this clause and clause (c) below represent accrued but unpaid interest on the REMIC III Regular Interests to which they are allocated and therefore serve to increase the principal balance thereof);

                           (2) to the  REMIC  III  Regular  Interest  Group  II,
                  pro-rata, Uncertificated Accrued Interest thereon reduced by a pro-rata share of the Extra Principal Distribution Amount, such reduction being allocated (A) amoung REMIC III Regular Interest Group I, Group II and Group M pro-rata according to the respective amounts of Uncertificated Accrued Interest on the aggregate Uncertificated Principal Balance of each REMIC III Regular Interest Group at a rate equal to the excess of the Uncertificated REMIC III Pass-Through Rate for such REMIC III Regular Interest Group over the Marker Rate for such REMIC III Regular Interest Group and (B) and amoung Regular Interests within each REMIC III Regular Interest Group as set forth in clause (c) of this definition (the portions of the Extra Principal Distribution Amount allocated pursuant to this clause and clause (c) below represent accrued but unpaid interest on the REMIC III Regular Interests to which they are allocated and therefore serve to increase the principal balance thereof);

                           (3) to the REMIC III Regular Interest Group M, pro-rata, Uncertificated Accrued Interest thereon reduced by a pro-rata share of the Extra Principal Distribution Amount, such reduction being allocated (A) amoung REMIC III Regular Interest Group I, Group II and Group M pro-rata according to the respective amounts of Uncertificated Accrued Interest on the aggregate principal balance of each REMIC III Regular
                  Interest   Group  at  a  rate  equal  to  the  excess  of
                  the Uncertificated REMIC III Pass-Through Rate for such REMIC III Regular Interest Group over the Marker Rate for such Group and (B) and amoung Regular Interests within each REMIC III Regular Interest Group as set forth in clause (c) of this definition (the portions of the Extra Principal Distribution Amount allocated pursuant to this clause and clause (c) below represent accrued but unpaid interest on the REMIC III Regular Interests to which they are allocated and therefore serve to increase the principal balance thereof);

                  (II) an amount in respect of principal equal to the aggregate amount distributed as principal with respect to the Class I-A, Class
         II-A and Class M Certificates (exclusive of any Extra Principal Distribution Amount), allocated as follows:

                           (1) to the REMIC  III  Regular  Interest  Group I the
                  aggregate amount distributed as principal to the Class I-A Certificates allocated 98% to REMIC III Regular Interest I-AA, 1% to REMIC III Regular Interest I-ZZ and 1% to the REMIC III Regular Interests I-A1, I-A2 and I-A3, with such 1% allocated among the REMIC III Regular Interests I-A1, I-A2 and I-A3 pro-rata according to the amount of principal distributed for such Distribution Date to the Class I-A-1, I-A-2 and I-A-3 Certificates respectively.

                           (2) to the REMIC III  Regular  Interest  Group II the
                  aggregate amount distributed as principal to the Class II-A Certificates allocated 98% to REMIC III Regular Interest II-AA, 1% to REMIC III Regular Interest II-ZZ and 1% to the REMIC III Regular Interests II-A1, II-A2 and II-A3, with such 1% allocated among the REMIC III Regular Interests II-A1, II-A2 and II-A3 pro-rata according to the amount of principal distributed for such Distribution Date to the Class II-A-1, II-A-2 and II-A-3 Certificates respectively.

                           (3) to the REMIC  III  Regular  Interest  Group I the
                  aggregate amount distributed as principal to the Class M Certificates allocated 98% to REMIC III Regular Interest M-AA, 1% to REMIC III Regular Interest M-ZZ and 1% to the REMIC III Regular Interests M1 and M2, with such 1% allocated between the REMIC III Regular Interests M1 and M2 pro-rata according to the amount of principal distributed for such Distribution Date to the Class M-1 Certificates and M-2 Certificates respectively.

                  (III) an amount in respect of principal equal to the Extra Principal Distribution Amount, allocated as follows:

                           (1) to the REMIC  III  Regular  Interest  Group I the
                  aggregate amount distributed as principal to the Class I-A Certificates allocated 98% to REMIC III Regular Interest I-A and 2% to the REMIC III Regular Interests I-ZZ, I-A1, I-A2 and I-A3, with such 2% allocated first to the REMIC III Regular Interest I-ZZ in an amount sufficient to make the principal balance of the REMIC III Regular Interest I-ZZ equal to the REMIC III Regular Interest I-ZZ Targeted Balance and the remainder among the REMIC III Regular Interests I-A1, I-A2 and I-A3 pro-
                  rata according to the amount of principal distributed for such Distribution Date to the Class I-A-1, I-A-2 and I-A-3 Certificates, respectively.

                           (2) to the REMIC III  Regular  Interest  Group II the
                  aggregate amount distributed as principal to the Class II-A Certificates allocated 98% to REMIC III Regular Interest II-AA and 2% to the REMIC III Regular Interests II-ZZ, II-A1, II-A2 and II-A3, with such 2% allocated first to the REMIC III
                  Regular Interest II-ZZ in an amount sufficient to make the principal balance of the REMIC III Regular Interest II-ZZ equal to the REMIC III Regular Interest II-ZZ Targeted Balance and the remainder among the REMIC III Regular Interests II-A1, II-A2 and II-A3 pro-rata according to the amount of principal distributed for such Distribution Date to the Class II-A-1, II-A-2 and II-A-3 Certificates respectively.

                           (3) to the REMIC  III  Regular  Interest  Group M the
                  aggregate amount distributed as principal to the Class M Certificates allocated 98% to REMIC III Regular Interest M-AA and 2% to the REMIC III Regular Interests M-ZZ, M1 and M2, with such 2% allocated first to the REMIC III Regular Interest M-ZZ in an amount sufficient to make the principal balance of the REMIC III Regular Interest M-ZZ equal to the REMIC III Regular Interest M-ZZ Targeted Balance and the remainder between the REMIC III Regular Interests M1 and M2 pro-rata according to the amount of principal distributed for such Distribution Date to the Class M-1 and M-2 Certificates respectively.

                  (IV)  the   remainder  if  any  of  the  REMIC  III  Available
         Distribution Amount shall be distributed to the REMIC III Regular Interests in respect of Uncertificated Accrued Interest thereon for such Distribution Date and for prior Distribution Dates remaining unpaid after the distributions pursuant to clause (I) above, such amount shall be allocated among the REMIC III Regular Interests pro-rata according to the amount of Uncertificated Accrued Interest thereon remaining unpaid;

         (b) the remainder, if any, of the REMIC III Available Distribution Amount shall be distributed to the Class R-III Certificates.

         (c) the excess, if any, of the Extra Principal Distribution Amount over Realized Losses shall be allocated, as follows:

         (A) among the REMIC III Regular Interests Group I, Group II and Group M, as follows: first, in an amount not less that the excess, if any, of such excess over the REMIC III Group Overcollateralization Amount for REMIC III Regular Interest Group M, between REMIC III Regular Interest Group I and REMIC III Regular Interest Group II in such a manner as to make the REMIC III Group Overcollateraliztion Percentage for REMIC III Regular Interest Group I equal to the Subordination Balance Percentage for Loan Group I and the REMIC III Group Overcollateraliztion Percentage for REMIC III Regular Interest Group II equal to the Subordination Balance Percentage for Loan Group II; and second, any remaining amount of such excess to REMIC III Regular Interest Group M; and

         (B) among the REMIC III Regular Interests within each REMIC III Regular Interest Group , as follows: 98% to REMIC III Regular Interest I-AA, II-AA or M-AA, as the case may be, and 2% to REMIC III Regular Interests I-ZZ, II-ZZ or M-ZZ, as the case may be, and REMIC III Regular Interests I-A1, I-A2 and I-A3, II-A1, II-A2 and II-A3 or M1 and M2, as the case may be, pro-rata according to their respective Uncertificated Principal Balances.

         The amount, if any, withdrawn from the Class XP Reserve Account together with any Prepayment Charges for such Distribution Date shall be distributed to the REMIC III Regular Interest XP.

         REMIC III Realized Losses: For any Distribution  Date,  Realized Losses
         -------------------------
on the Mortgage Loans, Prepayment Interest Shortfalls not covered by Compensating Interest and Relief Act Shortfalls shall be allocated among the REMIC III Regular Interests, as follows: Such amounts that are allocated to the Class B-IO Certificates pursuant to the definition of Current Interest or paid from current Excess Spread as an Extra Principal Distribution Amount, shall be allocated among the REMIC III Regular Interests pro-rata according to the amount of interest accruing for such Distribution Date on such Interests at a rate equal to the excess, if any, of the Uncertificated REMIC III Pass-Through Rate for each such Interest over the Marker Rate applicable to each such Interest. Amounts allocated to a REMIC III Regular Interest pursuant to the preceding sentence shall be deemed to reduce the amount of Uncertificated Accrued Interest deemed distributed with respect to such REMIC III Regular Interest on such Distribution Date. Realized Losses in excess of those allocated pursuant to the preceding sentences, shall next be allocated among the REMIC III Regular Interests in an amount not to exceed the Overcollateralization Amount, as follows: First, such amounts shall be allocated among the Regular Interests in each REMIC III Regular Interest Group pro-rata according to the respective REMIC III Group Overcollateraliztion Amounts. Within each REMIC III Regular Interest Group such Realized Losses shall be allocated 98% to REMIC III Regular Interest I-AA, II-AA or M-AA, as the case may be, and 2% to the other related Regular Interests. The 2% of such Realized Losses shall be allocated among the other related Regular Interests, as follows: first, to REMIC III Regular Interest I-ZZ, II-ZZ or M-ZZ, as the case may be, up to the amount necessary to reduce the Uncertificated Principal Balance of such Regular Interest to its REMIC III Regular Interest -ZZ Targeted Balance and, second, the remainder, if any, to the remaining other related REMIC III Regular Interests pro-rata according to the respective principal balances of the related Certificates after principal distributions on such Distirbution Date. Any Realized Losses remaining following the allocations in the preceding sentences represent amounts that are allocated among the Certificates pursuant to the definition of Applied Loss Amount and the provisions of Section 6.02. The portion of such Realized Losses allocated to the Class M-2 Certificates shall be allocated among the REMIC III Regular Interests M-AA,.M2 and M-ZZ in the relative proportions of 98%, 1% and 1%. The portion, if any, of such Realized Losses allocated to the Class M-1 Certificates shall be allocated among the REMIC III Regular Interests M-AA, M1 and M-ZZ in the relative proportions of 98%, 1% and 1%. The portion, if any, of such Realized Losses allocated to the Class I-A Certificates shall be allocated amount the REMIC III Regular Interest Group I pro-rata according to their respective principal balances. The portion, if any, of such Realized Losses allocated to the Class II-A Certificates shall be allocated amount the REMIC III Regular Interest Group II pro-rata according to their respective principal balances.

Amounts allocated to REMIC III Regular Interests pursuant to the preceding six sentences shall be deemed to reduce the Uncertificated Principal Balances of such REMIC III Regular Interests.

         REMIC III Regular  Interest I-AA: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest I-AA shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest I-A1: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC I. REMIC III Regular Interest III-A1 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest I-A2: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest I-A2 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest I-A3: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest I-A3 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest I-ZZ: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest I-ZZ shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest I-ZZ Targeted Balance:  For any Distribution
         ------------------------------------------------
Date, one percent (1%) of the sum of (a) the aggregate principal balance of the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates and (b) two times the excess if any of the aggregate Uncertificated Principal Balance of the REMIC III Regular Interest Group I after the application of distributions, Realized Losses and Deferred Interest on such Distribution Date over the amount in clause (a).

         REMIC III Regular  Interest  XP: One of the  separate  non-certificated
         -------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III.

REMIC III Regular Interest XP shall be entitled to any Prepayment Charges collected by the Master Servicer and to a distribution of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest II-AA: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest II-AA shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest II-A1: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest II-A1 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest II-A2: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest II-A2 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest II-A3: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest II-A3 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest II-ZZ: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest II-ZZ shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest II-ZZ Targeted Balance: For any Distribution
         -------------------------------------------------
Date, one percent (1%) of the sum of (a) the aggregate principal balance of the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates and (b) two times the excess if any of the aggregate Uncertificated Principal Balance of the REMIC III Regular Interest Group II after the application of distributions, Realized Losses and Deferred Interest on such Distribution Date over the amount in clause
(a).

         REMIC III Regular  Interest M-AA: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest M-AA shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest  M1: One of the  separate  non-certificated
         -------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest M1 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest  M2: One of the  separate  non-certificated
         -------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest M2 shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular  Interest M-ZZ: One of the separate  non-certificated
         --------------------------------
beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. REMIC III Regular Interest M-ZZ shall accrue interest at the related Uncertificated REMIC III Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c).

         REMIC III Regular Interest M-ZZ Targeted Balance:  For any Distribution
         ------------------------------------------------
Date, one percent (1%) of the sum of (a) the aggregate principal balance of the Class M-1 Certificates and Class M-2 Certificates and (b) two times the excess if any of the aggregate Uncertificated Principal Balance of the REMIC III Regular Interest Group M after the application of distributions, Realized Losses and Deferred Interest on such Distribution Date over the amount in clause (a).

         REMIC III Regular Interests: REMIC III Regular Interest I-AA, REMIC III
         ---------------------------
Regular Interest I-A1, REMIC III Regular Interest I-A2, REMIC III Regular Interest I-A3, REMIC III Regular Interest I-ZZ, REMIC III Regular Interest XP, REMIC III Regular Interest II-AA, REMIC III Regular Interest II-A1, REMIC III Regular Interest II-A2, REMIC III Regular Interest II-A3, REMIC III Regular Interest II-ZZ, REMIC III Regular Interest M-AA, REMIC III Regular Interest M1, REMIC III Regular Interest M2 and REMIC III Regular Interest M-ZZ.

         REMIC III Regular  Interest  Group:  Any of REMIC III Regular  Interest
         ----------------------------------
Group I, REMIC III Regular Interest Group II and REMIC III Regular Interest Group M.

         REMIC III Regular  Interest  Group I: REMIC III Regular  Interest I-AA,
         ------------------------------------
REMIC III Regular Interest I-A1, REMIC III Regular Interest I-A2, REMIC III Regular Interest I-A3 and REMIC III Regular Interest I-ZZ.

         REMIC III Regular  Interest Group II: REMIC III Regular Interest II-AA,
         ------------------------------------
REMIC III Regular Interest II-A1, REMIC III Regular Interest II-A2, REMIC III Regular Interest II-A3 and REMIC III Regular Interest II-ZZ.

         REMIC III Regular  Interest  Group M: REMIC III Regular  Interest M-AA,
         ------------------------------------
REMIC III Regular Interest M1, REMIC III Regular Interest M2 and REMIC III Regular Interest M-ZZ.

         REMIC IV: That group of assets  contained in the Trust Fund  designated
         --------
as a REMIC consisting of the REMIC III Regular Interests.

         REMIC IV Certificates:  The REMIC IV Regular Certificates and the Class
         ---------------------
R-IV Certificates.

         REMIC IV Regular Certificates: As defined in Section 5.01(c).
         -----------------------------

         REMIC: A real estate  mortgage  investment  conduit,  as defined in the
         -----
Code or any of REMIC I, REMIC II, REMIC III and REMIC IV, as applicable.

         REMIC Opinion:  An Opinion of Independent  Counsel,  to the effect that
         -------------
the proposed action described therein would not, under the REMIC Provisions, (i) cause any 2003-4 REMIC to fail to qualify as a REMIC while any regular interest in such 2003-4 REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any 2003-4 REMIC or (iii) constitute a taxable contribution to any 2003-4 REMIC after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating
         ----------------
to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired in the name of the Trustee,
         ------------
for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Repurchase  Price:  With respect to any Mortgage  Loan (or any property
         -----------------
acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, Subsequent Mortgage Loan Purchase Agreement or Article II of this Agreement, an amount equal to the excess of (i) the sum of (a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase and (c) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws over (ii) any portion of the Master Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan.

         Repurchase  Proceeds:  the  Repurchase  Price  in  connection  with any
         --------------------
repurchase of a Mortgage Loan by the Mortgage Loan Seller and any cash deposit in connection with the substitution of a Mortgage Loan.

         Request for Release:  A request for release in the form attached hereto
         -------------------
as Exhibit D.

         Required  Insurance  Policy:  With  respect to any Mortgage  Loan,  any
         ---------------------------
insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

         Reserve  Fund:  Shall  mean the  separate  trust  account  created  and
         -------------
maintained by the Trustee pursuant to Section 4.06 hereof.

         Residual Certificates: Any of the Class R Certificates.
         ---------------------

         Responsible Officer: Any officer assigned to the Corporate Trust Office
         -------------------
(or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

         Rolling Three-Month Delinquency Average: With respect to a Distribution
         ---------------------------------------
Date, the average of the Monthly Delinquency Percentages for the three Due Periods immediately preceding such Distribution Date.

         Rule  144A  Certificate:  The  certificate  to  be  furnished  by  each
         -----------------------
purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies,  Inc.,
         ---
and any successor thereto.


         Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and any Due
         ------------------
Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such Due Period under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal: The principal portion of any Scheduled Payment.
         -------------------

         Securities Act: The Securities Act of 1933, as amended.
         --------------

         Securities   Administrator:   Wells  Fargo  Bank  Minnesota,   National
         --------------------------
Association,   and  any  successor   thereto,   or  any   successor   securities
administrator appointed as herein provided.

         Securities  Legend:  "THIS  CERTIFICATE  HAS NOT  BEEN  AND WILL NOT BE
         ------------------
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND
(B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE
PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         Security  Instrument:  A written instrument creating a valid first lien
         --------------------
on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller:   Structured  Asset  Mortgage   Investments  Inc.,  a  Delaware
         ------
corporation, and any successor thereto.

         Senior Certificates: The Class A Certificates.
         -------------------

         Senior  Enhancement  Percentage:  As to  each  Distribution  Date,  the
         -------------------------------
percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate of the Certificate Principal Balance of the Class M-1 Certificates and Class M-2 Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the related Principal Distribution Amounts on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

         Servicer:  With  respect  to  each  Mortgage  Loan,  Alliance,  Bank of
         --------
America, Bank One, Cendant, Countrywide, EMC, IndyMac, GMAC, National City, U.S. Bank, Washington Mutual, Waterfield or Wells Fargo, and any successor thereto.

         Servicer  Remittance Date: With respect to each Mortgage Loan, the date
         -------------------------
set forth in the related Servicing Agreement.


         Servicing Agreements: The Alliance Servicing Agreement, Bank of America
         --------------------
Servicing Agreements, Cendant Servicing Agreements, Countrywide Servicing Agreements, EMC Servicing Agreement, IndyMac Bank Servicing Agreement, Bank One Servicing Agreement, GMAC Servicing Agreement, National City Servicing Agreement, U.S. Bank Servicing Agreement, Washington Mutual Servicing Agreement, Waterfield Servicing Agreement and Wells Fargo Servicing Agreement.

         Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount
         -------------
equal to the product of (i) the Stated Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the applicable Servicing Fee Rate.

         Servicing  Fee Rate:  As to any Mortgage  Loan, a per annum rate as set
         -------------------
forth in the Mortgage Loan Schedule.

         Startup Day: September 30, 2003.
         -----------

         Stated Principal Balance:  With respect to any Mortgage Loan or related
         ------------------------
REO Property and any Distribution Date, the Outstanding Principal Balance thereof as of the Cut-off Date plus, with respect to the Group 1 Mortgage Loans, any Deferred Interest thereon minus the sum of (i) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date (and irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the Master Servicer or any related Servicer as recoveries of principal in accordance with this Agreement or the applicable Servicing Agreement with respect to such Mortgage Loan, that were received by the Master Servicer or the related Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date and (iii) any Realized Losses on such

Mortgage Loan incurred prior to or during the related Prepayment Period. The Stated Principal Balance of a Liquidated Loan equals zero. References herein to the Stated Principal Balance of a Loan Group at any time shall mean the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group.

         Stepdown  Date:  The earlier to occur of (i) the  Distribution  Date on
         --------------
which the Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in
October 2006 and (b) the first Distribution Date on which the sum of the aggregate Certificate Principal Balance of the Class M-1 and Class M-2
Certificates and the Overcollateralization Amount divided by the Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period is greater than or equal to 9.500%.

         Subordinate  Balance:  For each Loan Group, for any Distribution  Date,
         --------------------
the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group over the aggregate Certificate Principal Balance of the Class A Certificates related to that Loan Group.

         Subordinate  Certificates:  The  Class  M-1  Certificates,   Class  M-2
         -------------------------
Certificates, Class XP Certificates, Class B-IO Certificates and Residual Certificates.

         Subordinate Balance Percentage:  For each Loan Group, fraction,  stated
         ------------------------------
as a percentage, whose numerator is the Subordinate Balance for such Loan Group and whose denominator is the sum of the Subordinate Balances for Loan Group I and Loan Group II .

         Subsequent  Cut-off  Date:  With respect to those  Subsequent  Mortgage
         -------------------------
Loans sold to the Trust Fund pursuant to a Subsequent Transfer Instrument, the later of (i) the first day of the month in which the related Subsequent Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

         Subsequent Mortgage Loans: The Mortgage Loans which will be acquired by
         -------------------------
the Trust during the Pre-Funding Period with amounts on deposit in the Pre-Funding Account.

         Subsequent Mortgage Loan Purchase Agreement: The agreement between EMC,
         -------------------------------------------
as seller, and Structured Asset Mortgage Investments Inc., as purchaser, and all amendments thereof and supplements thereto, regarding the transfer of the Subsequent Mortgage Loans by EMC to Structured Asset Mortgage Investments Inc., a form of which is attached as Exhibit K.

         Subsequent  Transfer  Date:  With respect to each  Subsequent  Transfer
         --------------------------
Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust.

         Subsequent Transfer  Instrument:  Each Subsequent Transfer  Instrument,
         -------------------------------
dated as of a Subsequent Transfer Date, executed by the Trustee at the written direction of the Seller substantially in the form attached hereto as Exhibit L by which Subsequent Mortgage Loans are transferred to the Trust Fund.

         Substitute  Mortgage  Loan:  A mortgage  loan  tendered  to the Trustee
         --------------------------
pursuant to the related Servicing Agreement, the Mortgage Loan Purchase Agreement, a Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted and (viii) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

         Substitution Adjustment Amount: The amount, if any, required to be paid
         ------------------------------
by the Mortgage Loan Seller to the Trustee for deposit in the Distribution Account pursuant to Section 2.04 in connection with the substitution of a Mortgage Loan.

         Tax Administration and Tax Matters Person: The Securities Administrator
         -----------------------------------------
and any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of the largest percentage interest of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section
9.12 hereof.

         Termination  Purchase  Price:  The  price,  calculated  as set forth in
         ----------------------------
Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

         Trigger  Event:  A Trigger Event exists with respect to a  Distribution
         --------------
Date on or after the Stepdown Date if the related Rolling Three-Month Delinquency Average exceeds 50% of the related Senior Enhancement Percentage.

         Trust Fund or Trust: The corpus of the trust created by this Agreement,
         -------------------
consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

         Trustee:  JPMorgan  Chase  Bank,  and  any  successor  thereto,  or any
         -------
successor trustee appointed as herein provided.


         2003-4 REMIC: Any of REMIC I, REMIC II, REMIC III and REMIC IV.
         ------------

         Uncertificated  Accrued  Interest:  With respect to each REMIC  Regular
         ---------------------------------
Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass-Through Rate on the Uncertificated Principal Balance of such REMIC Regular Interest. In each case, for purposes of the distributions provided for in Section 5.01, Uncertificated Accrued Interest will be reduced by any Realized Losses, Prepayment Interest Shortfalls and shortfalls resulting from application of the Relief Act (allocated to such REMIC Regular Interests pursuant to the defintion of REMIC Realized Losses for the related REMIC and will be further reduced by the amount, if any, of Deferred Interest allocated to such Regular Interest pursuant to the definition of REMIC Deferred Interest for the related REMIC).

         Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC  I
         ------------------------------------
Pass-Through Rate, Uncertificated REMIC II Pass-Through Rate or Uncertificated REMIC III Pass-Through Rate, as the case may be.

         Uncertificated  Principal  Balance:  With respect to each REMIC Regular
         ----------------------------------
Interest, the principal amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC Regular Interest shall equal the amount set forth in the
Section 5.01 as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each such REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 5.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.01. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

         Uncertificated   REMIC  I  Pass-Through   Rate:  With  respect  to  any
         ----------------------------------------------
Distribution Date and (i) REMIC I Regular Interest I-1, the weighted average of the Net Mortgage Rates of the Countrywide Loans in Loan Group 1 and (i) REMIC I Regular Interest I-2, the weighted average of the Net Mortgage Rates of the Countrywide Loans in Loan Group 2.

         Uncertificated   REMIC  II  Pass-Through  Rate:  With  respect  to  any
         ----------------------------------------------
Distribution Date and (i) REMIC II Regular Interest Y-1 and REMIC II Regular Interest Z-1, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 1 and (i) REMIC II Regular Interest Y-2 and REMIC II Regular Interest Z-2, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 2.

         Uncertificated  REMIC  III  Pass-Through  Rate:  With  respect  to  any
         ----------------------------------------------
Distribution Date and (i) REMIC III Regular Interests I-AA, I-A1, I-A2, I-A3 and I-ZZ, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 1, (ii) REMIC III Regular Interests II-AA, II-A1, II-A2, II-A3 and II-ZZ, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 2, (iii) REMIC III Regular Interests M-AA, M1, M2 and M-ZZ, the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest Y-1 and REMIC II Regular Interest Y-2 based on the Uncertificated Principal Balance thereof and (iv) REMIC III Regular Interests XP, 0%.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or related
         ---------------
REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant the related Servicing Agreement, without regard to whether or not such policy is maintained.

         United States  Person:  A citizen or resident of the United  States,  a
         ---------------------
corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         Unpaid Realized Loss Amount:  With respect to any Distribution Date and
         ---------------------------
a Class of Subordinate Certificates (other than the Class B-IO Certificates and the Residual Certificates), is the excess of (i) Applied Realized Loss Amounts with respect to such Class over (ii) the sum of all distributions in reduction of the Applied Realized Loss Amounts on all previous Distribution Dates.

         U.S. Bank: U.S. Bank Home Mortgage, a Division of U.S. Bank, N.A. , and
         ---------
its successor in interest.

         U.S. Bank Servicing Agreement: The Subservicing Agreement,  dated as of
         -----------------------------
March 1, 2003, between U.S. Bank and EMC as attached hereto as Exhibit H-10.

         WAMU: Washington Mutual Bank, F.A. , and its successor in interest.
         ----

         WAMU Servicing Agreement: The Servicing Agreement, dated as of April 1,
         ------------------------
2001, between WAMU and EMC, as amended by an amendment thereto, dated December 1, 2002, between the parties thereto, attached hereto as Exhibit H-11.

         Waterfield:  Union Federal Bank of  Indianapolis,  and its successor in
         ----------
interest.


         Waterfield Servicing Agreement: Amended and Restated Forward Commitment
         ------------------------------
Flow Mortgage Loan Purchase and Servicing Agreement, dated as of March 4, 2003, between EMC and Waterfield as attached hereto as Exhibit H-12.

         Wells Fargo:  Wells Fargo Home  Mortgage,  Inc. , and its  successor in
         -----------
interest.

         Wells Fargo Servicing  Agreement:  The Master  Seller's  Warranties and
         --------------------------------
Servicing Agreement, dated as of April 1, 2003, between WFHM and EMC as attached hereto as Exhibit H-13.

                                   ARTICLE II

                          Conveyance of Mortgage Loans;
                        Original Issuance of Certificates

         Section  2.01  Conveyance  of Mortgage  Loans to Trustee. (a)The Seller
                        -----------------------------------------
concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the applicable Mortgage Loan Schedule, including all interest and principal due with respect to the Initial Mortgage Loans after the Cut-off Date and the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, as the case may be, but excluding any payments of principal and interest due on or prior to the Cut-off Date or the related Subsequent Cut-off Date, as the case may be; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Master Servicer Collection Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Servicers in Protected Accounts, the Master Servicer in the Master Servicer Collection Account and the Trustee in the Distribution Account for the benefit of the Trustee on behalf of the Certificateholders, (iv) any REO Property, (v) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (vi) the Mortgage Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase
Agreement to the extent provided in Section 2.03(a), (vii) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf of the Certificateholders by the Assignment Agreements, (viii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Pre-Funding Account, the Group 1 Interest Coverage Account and the Distribution Account and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         (b) In connection with the above transfer and assignment, the Seller hereby deposits with the Trustee or the Custodian, as its agent, with respect to each Mortgage Loan:

                  (i) the original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or lost note affidavit together with a copy of the related Mortgage Note;

                  (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (X) in the proviso below applies, shall be in recordable form);

                  (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (X) in the proviso below applies or for Mortgage Loans with respect to which the related Mortgaged Property is located in a state other than Maryland, Tennessee, South Carolina, Mississippi and Florida, or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form);

                  (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

                  (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

                  (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

                  (vii) originals of all modification agreements, if applicable and available;

provided,  however,  that in lieu of the  foregoing,  the Seller may deliver the
--------   -------
following documents, under the circumstances set forth below: (X) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (Y) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Seller to such effect) the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (Z) the Seller shall not be required to deliver intervening assignments or Mortgage Note endorsements between the related underlying seller of the Mortgage Loans and EMC, between EMC and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, and in the case of Subsequent Mortgage Loans which have been prepaid in full after the related Subsequent Cut-off Date and prior to the related Subsequent Transfer Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee or the Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer Collection Account on the Closing or the related Subsequent Transfer Date, as the case may be. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the Custodian, as its agent, promptly after they are received. The Seller shall cause, at its expense, the assignment of the Security
Instrument to the Trustee to be recorded not later than 180 days after the Closing Date or the Subsequent Transfer Date, as applicable, unless such (a) recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Seller and its successor and assigns; provided, however, that each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust or the Trustee or the Custodian, as its agent, upon the earliest to occur of : (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and (iv) the occurrence of a servicing transfer as described in Section 8.02 hereof. Notwithstanding the foregoing, if the Seller fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with Section 9.05.

         (c) The Seller hereby assigns to the Trustee its security interest in and to any Additional Collateral, its right to receive amounts due or to become due in respect of any Additional Collateral pursuant to the related Servicing Agreement.

         Section 2.02  Acceptance of Mortgage Loans by Trustee.  (a) The Trustee
                       ---------------------------------------
acknowledges the sale, transfer and assignment of the Trust to it by the Seller and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, with respect to the Initial Mortgage Loans, or the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, the Custodian, with respect to the Mortgage Loans, shall acknowledge with respect to each Mortgage Loan by an Initial Certification receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or within 90 days of the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or
Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller and the Trustee an Interim Certification. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Trustee or the Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B, or the Subsequent Mortgage Loans identified on Exhibit 1 to the related Subsequent Transfer Instrument, as the case may be, or to appear to be defective on its face, the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller. In accordance with the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be, the Mortgage Loan Seller shall correct or cure any such defect within ninety days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and if the Mortgage Loan Seller fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the Custodian, as its agent, shall enforce the Mortgage Loan Seller's obligation pursuant to the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be, within 90 days from the Trustee's or the Custodian's notification, to purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date or the Subsequent Transfer Date, as applicable. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

         (b) No later than 180 days after the Closing Date (or within 180 days of the Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the Custodian thereof), the Trustee or the Custodian, as its agent, will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Seller and the Trustee a Final Certification. In conducting such review, the Trustee or the Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Initial Mortgage Loans identified in Exhibit B, or the Subsequent Mortgage Loans identified on Exhibit 1 to the related Subsequent Transfer Instrument, as the case may be, or to appear defective on its face (a "Material Defect"), the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller (provided, however, that with respect to those documents described in Sections 2.01(b)(iv),
(v) and (vii), the Trustee's obligations shall extend only to the documents actually delivered pursuant to such Sections). In accordance with the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be, the Mortgage Loan Seller shall correct or cure any such defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee shall enforce the Mortgage Loan Seller's obligation under the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be, to provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan, if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date or the Subsequent Transfer Date, as applicable.

         (c) In the event that a Mortgage Loan is purchased by the Mortgage Loan Seller in accordance with Sections 2.02(a) or (b) above, the Mortgage Loan Seller shall remit to the Master Servicer the Repurchase Price for deposit in the Master Servicer Collection Account and the Mortgage Loan Seller shall provide to the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Master Servicer Collection Account, the Seller shall notify the Trustee and the Trustee or the Custodian, as its agent (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Mortgage Loan Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Mortgage Loan Seller as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Trustee shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Seller in a form agreed to between the Seller and the Trustee, to reflect such repurchase and shall promptly notify the Rating Agencies and the Master Servicer of such amendment. The obligation of the Mortgage Loan Seller to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

         Section  2.03  Assignment  of Interest in the  Mortgage  Loan  Purchase
                        --------------------------------------------------------
Agreement and Subsequent Mortgage Loan Purchase  Agreement.(a) The Seller hereby
----------------------------------------------------------
assigns to the Trustee, on behalf of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase Agreement, including but not limited to Seller's rights and obligations pursuant to the Servicing Agreements (noting that the Mortgage

Loan Seller has retained the right in the event of breach of the representations, warranties and covenants, if any, with respect to the related Mortgage Loans of the related Servicer under the related Servicing Agreement to enforce the provisions thereof and to seek all or any available remedies). The obligations of the Mortgage Loan Seller to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Trustee, the Seller shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trustee and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

         (b) If the Seller, the Master Servicer or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement, as the case may be, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Mortgage Loan Seller, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Section
2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trustee; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Mortgage Loan Seller shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Mortgage Loan Seller to the extent not required by law to be paid to the borrower.) Any such purchase by the Mortgage Loan Seller shall be made by providing an amount equal to the Repurchase Price to the Master Servicer for deposit in the Master Servicer Collection Account and written notification detailing the components of such Repurchase Price. The Seller shall notify the Trustee and submit to the Trustee or the Custodian, as its agent, a Request for Release, and the Trustee shall release, or the Trustee shall cause the Custodian to release, to the Mortgage Loan Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Mortgage Loan Seller, without recourse, representation or warranty as are necessary to vest in the Mortgage Loan Seller title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Securities Administrator shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Trustee and the Rating Agencies of such amendment. Enforcement of the obligation of the Mortgage Loan Seller to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

         Section 2.04 Substitution of Mortgage Loans.  Notwithstanding  anything
                      ------------------------------
to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Mortgage Loan Seller may, no later than the date by which such purchase by the Mortgage Loan Seller would otherwise be required, tender to the Trustee a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Mortgage Loan Seller that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan" in the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or this
Section 2.04, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in
Section 2.02(a) and the Trustee or the Custodian, as its agent, shall notify the Mortgage Loan Seller, in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Section 2.02(a). Within two Business Days after such notification, the Mortgage Loan Seller shall provide to the Trustee for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Mortgage Loan Seller of the Repurchase Price for the purchase of a Mortgage Loan by the Mortgage Loan Seller. After such notification to the Mortgage Loan Seller and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Mortgage Loan Seller. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Mortgage Loan Seller and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or Custodian of a Request for Release for such Mortgage Loan), the Trustee shall release to the Mortgage Loan Seller the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Mortgage Loan Seller title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Mortgage Loan Seller shall deliver the documents related to the Substitute
Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement, the

Subsequent Mortgage Loan Purchase Agreement or Sections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in such Sections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement and the Subsequent Mortgage Loan Purchase Agreement shall be deemed to have been made by the Mortgage Loan Seller with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee. The Master Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Trustee and the Rating Agencies.

         Section 2.05 Issuance of  Certificates.  The Trustee  acknowledges  the
                      -------------------------
assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Seller, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Seller has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

         The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Seller in and to the REMIC III Regular Interests and the other assets of REMIC IV for the benefit of the holders of the REMIC IV Certificates. The Trustee acknowledges receipt of the REMIC III Regular Interests (which are uncertificated) and the other assets of REMIC IV and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC IV Certificates.

         Section 2.06 Representations and Warranties  Concerning the Seller. The
                      -----------------------------------------------------
Seller hereby represents and warrants to the Trustee, the Master Servicer and the Securities Administrator as follows:

                  (1) the Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (2) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (3) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the articles of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (4) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (5) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (6) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body
         (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to enter into this Agreement or perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (7) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Section 2.07 Conveyance of the Subsequent Mortgage Loans.
                      -------------------------------------------

         (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the Subsequent Transfer Dates to or upon the written order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall, on any Subsequent Transfer Date, sell, transfer, assign, set over and convey without recourse all its right, title and interest in and to (i) the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on such Subsequent Transfer Date, (ii) all interest accruing thereon on and after the Subsequent Cut-off Date and all collections in respect of interest and principal due after the Subsequent Cut-off Date and
(iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Trustee for deposit in Loan Group l by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Mortgage Loan Seller, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Trust. The related Mortgage File for each Subsequent Mortgage Loan shall be delivered to the Trustee at least three Business Days prior to the related Subsequent Transfer Date.

         The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be 100% of the aggregate Stated Principal Balance of the Subsequent Mortgage so transferred (as identified on the Mortgage Loan Schedule provided by the Seller). This Agreement shall constitute a fixed price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

         (b) The Seller shall transfer to the Trustee for deposit in Loan Group 1, the Subsequent Mortgage Loans, and the other property and rights related thereto as described in paragraph (a) above, and the Trustee shall release funds from the Pre-Funding Account only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and the Mortgage Loan Seller shall cause to be delivered a computer file containing such Mortgage Loan Schedule to the Trustee at least three Business Days prior to the related Subsequent Transfer Date;

                  (ii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, substantially in the form of Exhibit L, the Seller shall not be insolvent nor shall it have been rendered insolvent by such transfer nor shall it be aware of any pending insolvency:

                  (iii) such sale and transfer shall not result in a material adverse tax consequence to the Trust or the Certificateholders:

                  (iv) the Pre-Funding Period shall not have terminated:

                  (v) the Seller shall not have selected the Subsequent Mortgage Loans in a manner that it believed to be adverse to the interests of the Ccrtificateholders; and

                  (vi) the Seller shall have delivered to the Trustee a Subsequent Transfer Instrument confirming the satisfaction of the conditions precedent specified in this Section 2.07 and, pursuant to the Subsequent Transfer Instrument, assigned to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller, in, to and under the Subsequent Mortgage
         Loan  Purchase  Agreement,  to the  extent of the  Subsequent  Mortgage
         Loans.

         (c) Any conveyance of Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to. the following:

                  (i) Each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument;

                  (ii) The Seller will not select such Subsequent Mortgage Loans in a manner that it believes to be adverse to the interests of the Certificateholders;

                  (iii) As of the related Subsequent Cut-off Date, each such Subsequent Mortgage Loan will satisfy the following criteria:

                           (1) Such  Subsequent  Mortgage  Loan may not be 30 or
                  more days delinquent as of the last day of the month preceding the Subsequent Cut-off Date;

                           (2) The  original  term to  stated  maturity  of such
                  Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months;

                           (3) Each Subsequent Mortgage Loan must be a One-Month
                  LIBOR, Six Month LIBOR or One Year Treasury adjustable rate Mortgage Loan with a first lien on the related Mortgaged Property;

                           (4) No  Subsequent  Mortgage  Loan  will have a first
                  payment date occurring after February 1, 2004;

                           (5) The latest maturity date of any Subsequent Mortgage Loan will be no later than January 1, 2034;

                           (6) Such Subsequent  Mortgage Loan will have a credit
                  score of not less than 600;

                           (7) Such  Subsequent  Mortgage Loan will have a Gross
                  Margin as of the related Subsequent Cut-off Date ranging from approximately 2.00% per annum to approximately 6.00% per annum;

                           (8) Such Subsequent Mortgage Loan will have a maximum
                  mortgage rate as of the related Subsequent Cut-Off Date greater than 8.50%; and

                           (9) Such  Subsequent  Mortgage  Loan  shall have been
                  underwritten in accordance with the underwriting guidelines of EMC;

         (d) As of the related Subsequent Cut-off Date, the Subsequent Mortgage Loans in the aggregate will satisfy the following criteria:

                  (i) Have a weighted average Gross Margin ranging from 2.00% to 2.50% per annum;

                  (ii) Have a weighted average credit score greater than 690;

                  (iii) Have no less than 75% of the Mortgaged Properties be owner occupied;

                  (iv) Have no less than 70% of the Mortgaged Properties be single family detached or planned unit developments;

                  (v) Have no more than 25% of the Subsequent Mortgage Loans be cash out refinance;

                  (vi) Have all of such Subsequent Mortgage Loans with a Loan-to-Value Ratio greater than 80% be covered by a Primary Insurance Policy;

                  (vii) Have a weighted average maximum mortgage rate greater than or equal to 10.75%; and

                  (viii) Be acceptable to the Rating Agencies.

                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         Section 3.01 Master Servicer.  (a) The Master Servicer shall supervise,
                      ---------------
monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 6.04, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the Protected Account pursuant to the applicable Servicing Agreements.

         Notwithstanding anything in this Agreement to the contrary, with respect to any Mortgage Loan secured by any Additional Collateral, the Master Servicer shall have no duty of obligation to supervise, monitor or oversee the activities of Cendant (or any successor thereto) under any Cendant Servicing Agreement with respect to any Additional Collateral (unless the Master Servicer shall have assumed the obligations of Cendant (or any successor thereto) as successor Servicer under the applicable Cendant Servicing Agreement pursuant to
Section 3.03 of this Agreement, in which event, as successor Servicer, it will service and administer the Additional Collateral in accordance with the provisions of such Cendant Servicing Agreement.

         (b) The Trustee shall furnish the Servicers and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         (c) The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

         (d) The Trustee shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument;
(iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         Section 3.02 REMIC-Related  Covenants. For as long as each 2003-4 REMIC
                      ------------------------
shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such 2003-4 REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Seller, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or Section 2.04 or contributions pursuant to
Section 4.08(c) and 4.09(c) of this Agreement, as applicable, accept any contribution to any 2003-4 REMIC after the Startup Day without receipt of a REMIC Opinion.

         Section 3.03  Monitoring of Servicers.  16.The Master Servicer shall be
                       -----------------------
responsible for reporting to the Trustee and the Seller the compliance by each Servicer with its duties under the related Servicing Agreement. In the review of each Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Seller and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and act as servicer of the related Mortgage Loans or to cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Master Servicer Collection Account.

         The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

         If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         Section 3.04 Fidelity Bond. The Master Servicer, at its expense,  shall
                      -------------
maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

         Section 3.05 Power to Act; Procedures. The Master Servicer shall master
                      ------------------------
service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any 2003-4 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any 2003-4 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon any 2003-4 REMIC, as the case may be. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         Section 3.06 Due-on-Sale Clauses;  Assumption Agreements. To the extent
                      -------------------------------------------
provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         Section  3.07 Release of Mortgage  Files.  Upon  becoming  aware of the
                       --------------------------
payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required (or if the Servicer does not, the Master Servicer may) under the applicable Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the applicable Servicer pursuant to Section


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

4.01 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the applicable Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of a Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

         Section  3.08  Documents,  Records  and Funds in  Possession  of Master
                        --------------------------------------------------------
Servicer To Be Held for Trustee.
-------------------------------

         The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Master Servicer Collection Account the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any


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

time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

         Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.
                      ------------------------------------------------------

         For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         Pursuant  to  Section  4.01 and  4.02,  any  amounts  collected  by the
Servicers or the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Master Servicer Collection Account, subject to withdrawal pursuant to Section
4.02 and 4.03. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

         Section 3.10  Presentment  of Claims and  Collection  of Proceeds.  The
                       ---------------------------------------------------
Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11  Maintenance of the Primary Mortgage  Insurance  Policies.
                       --------------------------------------------------------

         The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01 and 4.02, any amounts collected by the Master Servicer or any Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Master Servicer Collection Account, subject to withdrawal pursuant to Section 4.03.

         Section 3.12 Trustee to Retain Possession of Certain Insurance Policies
                      ----------------------------------------------------------
and Documents.
-------------

         The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

         Section 3.13  Realization  Upon Defaulted  Mortgage  Loans.  The Master
                       --------------------------------------------
Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

         Section 3.14 Compensation for the Master Servicer.
                      ------------------------------------

         The Master Servicer will be entitled to all income and gain realized from any investment of funds in the Master Servicer Collection Account and the Distribution Account, pursuant to Article IV, for the performance of its activities hereunder. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any prepayment premium or penalty) shall be retained by the applicable Servicer and shall not be deposited in the Protected Account. The Master Servicer will be entitled to retain, as additional compensation, any interest remitted by a Servicer in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account (such amounts together with the amounts specified in the first sentence of this
Section 3.14, the "Master Servicing Compensation"). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15 REO Property.
                      ------------

         In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" (unless such result would maximize the Trust Fund's after-tax return on such property) or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Master Servicer Collection Account on the next succeeding Servicer Remittance Date.

         Section 3.16 Annual Officer's Certificate as to Compliance.
                      ---------------------------------------------

         The Master Servicer shall deliver to the Trustee and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2004, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer's expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or
(ii) the Trustee shall be unaware of the Master Servicer's failure to provide such statement).

         Section 3.17 Annual Independent  Accountant's  Servicing Report. If the
                      --------------------------------------------------
Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Rating Agencies and the Seller on or before March 1 of each year, commencing on March 1, 2004 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and
(iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 3.18 Reports  Filed with  Securities  and Exchange  Commission.
                      ---------------------------------------------------------
Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Trustee who shall make available a copy of the monthly statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 in each year, the Securities Administrator shall, in accordance with industry standards and only if instructed by the Seller, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 15, 2004 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master
Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of each Servicer, in each case, required to be delivered pursuant to the related Servicing Agreement, and, if applicable, the annual independent accountant's servicing report and annual statement of compliance to be delivered by the Master Servicer pursuant to Sections 3.16 and 3.17. Prior to (i) March 31, 2004, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Seller hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Seller. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Seller of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Seller agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Securities Administrator will cooperate with the Seller in connection with any additional filings with respect to the Trust Fund as the Seller deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Fees and expenses incurred by the Securities Administrator in connection with this
Section 3.18 shall not be reimbursable from the Trust Fund.

         Section 3.19 EMC. On the Closing Date, EMC will receive from the Seller
                      ---
a payment of $5,000.

         Section 3.20 UCC. The Seller shall inform the Trustee in writing of any
                      ---
Uniform Commercial Code financing statements that were filed on the Closing Date and each Subsequent Transfer Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Seller. The Trustee agrees to monitor and notify the Seller if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Seller in writing, the Trustee will file any such continuation statements solely at the expense of the Seller. The Seller shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code..

         Section 3.21 Optional Purchase of Defaulted Mortgage Loans.
                      ---------------------------------------------

         With respect to any Mortgage Loan which as of the first day of a Calendar Quarter is delinquent in payment by 90 days or more or is an REO Property, EMC shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Calendar Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Calendar Quarter.

         If at any time EMC remits to the Master Servicer a payment for deposit in the Master Servicer Collection Account covering the amount of the Repurchase Price for such a Mortgage Loan, and EMC provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer Collection Account, then the Trustee shall execute the assignment of such Mortgage Loan to EMC at the request of EMC without recourse, representation or warranty and EMC shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. EMC will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         Section 3.22 Optional Purchase of Countrywide Loans.
                      --------------------------------------

         (a) Countrywide or its designee shall have the right to purchase all Countrywide Loans from the Trust at any time at a price equal to the sum of the Countrywide Repurchase Prices for such Countrywide Loans. If at any time Countrywide or its designee remits to the Master Servicer a payment for deposit in the Master Servicer Collection Account covering the


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

amount of the aggregate Countrywide Repurchase Price for all Countrywide Loans, and Countrywide provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer Collection Account, then the Trustee shall execute the assignments for such Countrywide Loans to Countrywide or its designee, as the case may be, at the request of Countrywide without recourse, representation or warranty and Countrywide or its designee, as the case may be, shall succeed to all of the Trustee's right, title and interest in and to the Countrywide Loans, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. Countrywide or its designee, as the case may be, will thereupon own the Countrywide Loans, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         (b) If the option of Countrywide to repurchase all the Countrywide Loans under Section 3.22(a) above is exercised, REMIC I shall be terminated in accordance with the following requirements, unless the Trustee has been furnished with an Opinion of Counsel addressed to the Trustee to the effect that the failure of the Trust to comply with the requirements of this Section 3.22(b) will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on REMIC I or (ii) cause REMIC I to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

                  (i)  within 90 days  prior to the final  Distribution  Date of
         REMIC I, at the written direction of EMC, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of REMIC I. Such plan, which shall be provided to the Trustee by EMC, shall meet the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder.

                  (ii) EMC shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the REMIC I Interests, the Trustee shall sell or otherwise dispose of all of the remaining assets of REMIC 1 in accordance with the terms hereof; and

                  (iii) at or after the time of adoption of such a plan of complete liquidation of REMIC I and at or prior to the final Distribution Date of REMIC 1, the Trustee shall sell for cash all of the Countrywide Loans to Countrywide and shall sell for cash all of the other assets of REMIC 1 to or at the direction of EMC, and REMIC I shall terminate at such time.

         By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of REMIC I upon the written request of EMC, and to take such action in connection therewith as may be reasonably requested by the Seller and (ii) appoint EMC as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of REMIC I. Upon complete liquidation or final distribution of all of the assets of REMIC I, REMIC I shall terminate.


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

                                   ARTICLE IV

                                    Accounts

         Section 4.01 Protected  Accounts.  21.The Master Servicer shall enforce
                      -------------------
the obligation of each Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Protected Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held in a Designated Depository Institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Servicer. The related Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, the related Servicer shall withdraw or shall cause to be withdrawn from the Protected Accounts and shall immediately deposit or cause to be deposited in the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Initial Mortgage Loans due on or before the Cut-off Date or principal of or interest on Subsequent Mortgage Loans due on or before the related Subsequent Cut-off Date) with respect to each Loan Group:

                  (i) Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which


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

         were due during or before the related Due Period, net of the amount thereof comprising the Servicing Fees;

                  (ii) Full Principal Prepayments and any Liquidation Proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees;

                  (iii) Partial Principal Prepayments received by the Servicers for such Mortgage Loans in the related Prepayment Period; and

                  (iv) Any amount to be used as an Monthly Advance.

         (d) Withdrawals may be made from an Account only to (i) make remittances as provided in Section 4.01(c), 4.02 and 4.03, (ii) reimburse the Master Servicer or a Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; (iii) remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or (iv) clear and terminate such account at the termination of this Agreement in accordance with Section 10.01. As provided in Sections 4.01(c) and 4.02(b) certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

         Section  4.02  Master  Servicer  Collection  Account.  (a)  The  Master
                        -------------------------------------
Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Master Servicer Collection Account as a segregated trust account or accounts. The Master Servicer Collection Account shall be an Eligible Account. The Master Servicer will deposit in the Master Servicer Collection Account as identified by the Master Servicer and as received by the Master Servicer, the following amounts:

                  (i) Any amounts withdrawn from a Protected Account;

                  (ii)  Any  Monthly  Advance  and  any  Compensating   Interest
         Payments;

                  (iii) Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Master Servicer or which were not deposited in a Protected Account;

                  (iv) The Repurchase Price with respect to any Mortgage Loans purchased by the Mortgage Loan Seller pursuant to Section 2.02 or 2.03, any amounts which are to be treated pursuant to Section 2.04 of this Agreement as the payment of such a Repurchase Price, the Repurchase Price with respect to any Mortgage Loans purchased by EMC pursuant to
         Section 3.21, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by EMC or its designee pursuant to Section 10.01;

                  (v) Any amounts required to be deposited with respect to losses on investments of deposits in an Account; and

                  (vi) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

         (b) All amounts deposited to the Master Servicer Collection Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Master Servicer Collection Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Sections 4.05(a)(i) through
(iv) and (vi) through (xii) with respect to the Securities Administrator and the Master Servicer, need not be credited by the Master Servicer or the related Servicer to the Distribution Account or the Master Servicer Collection Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         The amount at any time credited to the Master Servicer Collection Account shall be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Collection Account from time to time shall be for the account of the Master Servicer. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Collection Account. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         Section  4.03  Permitted  Withdrawals  and  Transfers  from the  Master
                        --------------------------------------------------------
Servicer Collection  Account.  27.The Master Servicer will, from time to time on
----------------------------
demand of a Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Master Servicer Collection Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the related Servicing Agreement. The Master Servicer may clear and terminate the Master Servicer Collection Account pursuant to Section 10.01 and remove amounts from time to time deposited in error.

         On an ongoing basis, the Master Servicer shall withdraw from the Master Servicer Collection Account (i) any expenses recoverable by the Trustee, the Master Servicer, the Securities Administrator or the Custodian pursuant to Sections 3.03, 7.04 and 9.05 and (ii) any amounts payable to the Master Servicer as set forth in Section 3.14.

         In addition, on or before each Distribution Account Deposit Date, the Master Servicer shall deposit in the Distribution Account (or remit to the Trustee for deposit therein) any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

         No later than 3:00 p.m. New York time on each Distribution Account Deposit Date, the Master Servicer will transfer all Available Funds on deposit in the Master Servicer Collection Account with respect to the related Distribution Date to the Trustee for deposit in the Distribution Account.

         Section 4.04 Distribution  Account.  28.The Trustee shall establish and
                      ---------------------
maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts.

         (b) All amounts deposited to the Distribution Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee or the Master Servicer). The Distribution Account shall be an Eligible Account. The amount at any time credited to the Distribution Account shall be (i) held in cash or fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer or deposited in demand deposits with such depository institutions as selected by the Master Servicer, provided that time deposits of such depository institutions would be a Permitted Investment. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Master Servicer. The Master Servicer shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Master Servicer shall remit the amount of the loss to the Trustee who shall deposit such amount in the Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ' 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.05 Permitted  Withdrawals and Transfers from the Distribution
                      ----------------------------------------------------------
Account.  (a) The  Trustee  will,  from  time to time on  demand  of the  Master
-------
Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Distribution

Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreements or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account in accordance with the terms of this Agreement):

                  (i) to reimburse the Master Servicer or any Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan with respect to which such Monthly Advance was made;

                  (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Section 4.03(a) to the Master Servicer and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under clause (ix) of this Section 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

                  (v) to pay the Master Servicer or any Servicer from the Repurchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under clause (ix) of this
         Section 4.03(a) as servicing compensation;

                  (vi) to reimburse the Master Servicer or any Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this clause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance

         Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (vii) to reimburse the Master Servicer or any Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (vi) of this Section 4.03(a);

                  (viii) to pay the  Master  Servicer  as set  forth in  Section
         3.14;

                  (ix) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

                  (x) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the related Servicer;

                  (xi) to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                  (xii) to reimburse the Trustee, the Securities Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

                  (xiii) to remove amounts deposited in error; and

                  (xiv) to clear and terminate the Distribution Account pursuant to Section 10.01.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to clauses (i) through (vi) and (viii) or with respect to any such amounts which would have been covered by such clauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.02(b). Reimbursements made pursuant to clauses (ix), (xi) and (xii) will allocated between the Loan Groups pro rata based on the aggregate Stated Principal Balances of the Mortgage Loans in each Loan Group.

         (c) On each Distribution Date, the Trustee shall distribute the Interest Funds and Principal Funds to the extent on deposit in the Distribution Account to the Holders of the Certificates in accordance with distribution instructions provided to it by the Securities Administrator no later than two Business Days prior to such Distribution Date and determined by the Securities Administrator in accordance with Section 6.01.

         Section  4.06  Reserve  Fund.  34.On or before the  Closing  Date,  the
                        -------------
Trustee shall establish a Reserve Fund on behalf of the Holders of the Offered Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, JPMorgan Chase Bank as Trustee for the benefit of holders of Structured Asset Mortgage Investments Inc.,

Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4, Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class II-A-3, Class M-1 and Class M-2". The Trustee shall demand payment of all money payable by Bear Stearns Financial Products Inc. (the "Counterparty") under the Cap Contracts. The Trustee shall deposit in the Reserve Fund all payments received by it from the Counterparty pursuant to the Cap Contracts and, prior to distribution of such amounts pursuant to Section 6.01(a), all payments described under the sixth and seventh clause of Section 6.01(a). On each Distribution Date, the Trustee shall remit amounts received by it from the Counterparty to the Holders of the Offered Certificates in the manner provided in Section 6.01(b).

         (b) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation '1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2003-4 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. The Class B-IO Certificateholder shall be the beneficial owner of the Reserve Fund, subject to the power of the Trustee to distribute amounts under Section 6.01(b) and the sixth and seventh clause of
Section 6.01(a). For federal income tax purposes, amounts distributed to Certificateholders pursuant to the sixth and seventh clause of Section 6.01(a) will be treated as first distributed to the Class B-IO Certificates and then paid from the Class B-IO Certificateholders to the applicable holders of the Offered Certificates. Amounts in the Reserve Fund shall, at the direction of the Class B-IO Certificateholder, be held either uninvested in a trust or deposit account of the Trustee with no liability for interest or other compensation thereon or invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. The Trustee shall distribute all net income and gain from such investments in the Reserve Fund to the Class B-IO Certificateholder, not as a distribution in respect of any interest in any 2003-4 REMIC, on each Distribution Date. All amounts earned on amounts on deposit in the Reserve Fund shall be taxable to the Class B-IO Certificateholder. Any losses on such investments shall be deposited in the Reserve Fund by the Class B-IO Certificateholder out of its own funds immediately as realized.

         Section 4.07 Class XP Reserve  Account.  (a) The Master  Servicer shall
                      -------------------------
establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled "Reserve Account, Wells Fargo Bank Minnesota, National Association, as Master Servicer f/b/o Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4, Class XP". On the
Closing Date, the Depositor shall deposit $100 into the Class XP Reserve Account. Funds on deposit in the Class XP Reserve Account shall be held in trust by the Master Servicer for the holder of the Class XP Certificate.

         (b) The amount on deposit in the Class XP Reserve Account shall be held uninvested. On the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in
Section 10.01(a) and (y) the Business Day prior to the Distribution Date immediately following the Prepayment Period during which the last Prepayment Charge on the Mortgage Loans is payable by the related Mortgagor, which Prepayment Period is the month of August 2008, the Master Servicer shall withdraw the amount on deposit in the Class XP Reserve Account and remit such amount to the Trustee and provide instruction to the Trustee to pay such amount to the Class XP Certificate in reduction of the Certificate Principal Balance thereof.

         Section 4.08 Pre-Funding Accounts and Pre-Funding Reserve Accounts.
                      -----------------------------------------------------

         (a) No later than the Closing Date, the Trustee shall establish and maintain a segregated trust account or sub-account of a trust account, which shall be titled "Pre-Funding Account, JPMorgan Chase Bank as Trustee for the benefit of holders of Structured Asset Mortgage Investments Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4" (the "Pre-Funding Account"). The Pre-Funding Account shall be an Eligible Account or a sub account of an Eligible Account. The Trustee shall, promptly upon receipt, deposit in the Pre-Funding Account and retain therein the Group 1 Pre-Funded Amount remitted on the Closing Date to the Trustee by the Seller. Funds deposited in the Pre-Funding Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

         (b) The Trustee will invest funds deposited in the Pre-Funding Account as directed by the Seller or its designee in writing in Permitted Investments with a maturity date (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate of the Trustee manages or advises such investment, or (ii) no later than the date on which such funds are required to be withdrawn from such account or sub account of a trust account pursuant to this Agreement, if the Trustee or an Affiliate of the Trustee manages or advises such investment. For federal income tax purposes, the Seller or its designee shall be the owner of the Pre-Funding Account and shall report all items of income, deduction. gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be transferred to the Group 1 Interest Coverage Account at the following times: (i) on the Business Day immediately preceding each Distribution Date, if a Person other than the Trustee or an Affiliate of the Trustee manages or advises such investment, or on each Distribution Date, if the Trustee or an Affiliate of the Trustee manages or advises such investment,
(ii) on the Business Day immediately preceding each Subsequent Transfer Date, if a Person other than the Trustee or an Affiliate of the Trustee manages or advises such investment, or on each Subsequent Transfer Date, if the Trustee or an Affiliate of the Trustee manages or advises such investment or (iii) within one Business Day of the Trustee's receipt thereof. Such transferred funds shall not constitute income and gain for purposes of Section 4.09(b) hereof. The Seller or its designee shall deposit in the Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. At no time will the Pre-Funding Account be an asset of any REMIC created hereunder.

         (c) Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Trustee as follows:

                  (i) On any Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the Stated Principal Balances of the Subsequent Mortgage transferred and assigned to the Trustee for deposit in Loan Group 1 on such Subsequent Transfer Date and deposit such Amount into the Pre-Funding Reserve Account;

                  (ii) If the amount on deposit in the Pre-Funding Account (exclusive of investment income) has not been reduced to zero by the close of business on the date of termination of the Pre-Funding Period, then at the close of business on such date, the Trustee shall deposit into the Pre-Funding Reserve Account any amounts remaining in the Pre-Funding Account (exclusive of investment income) for distribution in accordance with Section 4.08(e)(ii);

                  (iii) To withdraw any amount not required to be deposited in the Pre-Funding Account or deposited therein in error; and

                  (iv) Upon the earliest of (i) the reduction of the principal balances of the Certificates to zero or (ii) the termination of this Agreement in accordance with Section 10.01, to withdraw (and deposit in the Pre-Funding Reserve Account) any amount remaining on deposit in the Pre-Funding Account for payment to the Certificateholders then entitled to distributions in respect of principal and any remaining amount to the Seller.

         Withdrawals pursuant to clauses (i), (ii) and (iv) shall be treated as contributions of cash to REMIC II on the date of withdrawal.

         (d) No later than the Closing Date, the Trustee shall establish and maintain a segregated trust account or a sub-account of a trust account, which shall be titled "Pre-Funding Reserve Account, JPMorgan Chase Bank as Trustee for the benefit of holders of Structured Asset Mortgage Investments Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4" (the "Pre-Funding Reserve Account"). The Pre-Funding Reserve Account shall be an Eligible Account or a sub account of an Eligible Account. The Trustee shall, at the close of business on the day of the termination of the Pre-Funding Period, deposit in the Pre-Funding Reserve Account and retain therein any funds remaining in the Pre-Funding Account at the close of business on such day. Funds deposited in the Pre-Funding Reserve Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

         (e) The Trustee shall not invest funds deposited in the Pre-Funding Reserve Account. The Pre-Funding Reserve Account and any funds on deposit therein shall be assets of REMIC II. Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Trustee as follows:

                  (i) On any Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section 4.08(c)(i) in respect of a Subsequent Mortgage transferred and assigned to the Trustee for deposit in Loan Group 1 on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.07 with respect to such transfer and assignment;

                  (ii) On the Distribution Date immediately following termination of the Pre-Funding Period, the Trustee shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to Section 4.08(c)(ii) for distribution to the Class A-I Certificates pursuant to Section 6.01(a); and

                  (iii) On each Distribution Date during the Pre-Funding Period and the Distribution Date immediately following termination of the Pre-Funding Period, the Trustee shall withdraw from the Pre-Funding Reserve Account the amount deposited therein on such date pursuant to
         Section 4.09(c) for distribution as Interest Funds with respect to Loan Group 1 pursuant to Section 6.01(a).

         Section 4.09 Interest Coverage Account.
                      -------------------------

         (a) No later than the Closing Date, the Trustee shall establish and maintain a segregated trust account or a sub account of a trust account, which shall be titled "Group 1 Interest Coverage Account, JPMorgan Chase Bank as Trustee for the benefit of holders of Structured Asset Mortgage Investments Inc., Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4" (the "Group 1 Interest Coverage Account"). The Group 1 Interest Coverage Account shall be an Eligible Account or a sub account of an Eligible Account. The Trustee shall, promptly upon receipt, deposit in the Group 1 Interest Coverage Account and retain therein the Group 1 Interest Coverage Amount remitted on the Closing Date to the Trustee by the Seller. Funds deposited in the Group 1 Interest Coverage Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

         (b) For federal income tax purposes, the Seller shall be the owner of the Group 1 Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Group 1 Interest Coverage Account be an asset of any REMIC created hereunder. All income and gain realized from investment of funds deposited in the Group 1 Interest Coverage Account, which investment shall be made solely upon the written direction of the Seller, shall be for the sole and exclusive benefit of the Seller and shall be remitted by the Trustee to the Seller no later than the first Business Day following receipt of such income and gain by the Trustee. The Seller shall deposit in the Group 1 Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

         (c) On each Distribution Date during the Pre-Funding Period and on the day of termination of the Pre-Funding Period, the Trustee shall withdraw from the Group 1 Interest Coverage Account and deposit in the Pre-Funding Reserve Account an amount equal to 30 days' interest on the excess, if any, of the Group 1 Pre-Funded Amount over the aggregate Stated Principal Balance of Subsequent Mortgage that both (i) had a Due Date during the Due Period relating to such Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable, and (ii) had a Subsequent Cut-off Date prior to the first day of the month in which such Distribution Date occurs at a per annum rate equal to the weighted average of the Group INet Rates of those Subsequent Mortgage Loans. Such withdrawal and deposit shall be treated as a contribution of cash by the Mortgage Loan Seller to REMIC II on the date thereof. Immediately following any such withdrawal and deposit, and immediately following the conveyance of any Subsequent Mortgage to the Trust on any Subsequent Transfer Date, the Trustee shall withdraw from the Group 1 Interest Coverage Account and remit to the Mortgage Loan Seller or its designee an amount equal to the excess, if any, of the amount remaining in such Group 1 Interest Coverage Account over the amount that would be required to be withdrawn therefrom (assuming sufficient funds therein) pursuant to the second preceding sentence on each subsequent Distribution Date, if any, that will occur during the Pre-Funding Period or on the day of termination of the Pre-Funding Period, if no Subsequent Mortgage were acquired by the Trust Fund after the end of the Prepayment Period relating to the current Distribution Date or the Distribution Date following the end of the Pre-Funding Period, as applicable.

         (d) Upon the earliest of (i) the Distribution Date immediately following the end of the Pre-Funding Period, (ii) the reduction of the principal balances of the Certificates to zero or (iii) the termination of this Agreement in accordance with Section 10.01, any amount remaining on deposit in the Group 1 Interest Coverage Account after distributions pursuant to paragraph (c) above shall be withdrawn by the Trustee and paid to the Seller or its designee.

                                    ARTICLE V

                                  Certificates

         Section  5.01  Certificates.  (a) The  Depository,  the  Seller and the
                        ------------
Trustee have entered into a Depository Agreement dated as of the Closing Date (the "Depository Agreement"). Except for the Residual Certificates, the Private Certificates and the Individual Certificates and as provided in Section 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Trustee cause such Class to become Global Certificates, the Trustee and the Seller will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading if it may legally be so traded.

         All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i)(A) the Seller advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Seller is unable to locate a qualified successor within 30 days or (ii) the Seller at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) REMIC III will be evidenced by (x) the REMIC III Regular Interests (designated below), which will be uncertificated and non-transferable and are hereby designated as the

"regular interests" in REMIC III and (y) the Class R-III Certificates, which is hereby designated as the single "residual interest" in REMIC III. On each Distribution Date, the Trustee shall cause in the following order of priority, the REMIC III Distribution Amount to be distributed by REMIC III to REMIC IV on account of the REMIC III Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-III Certificates, as the case may be , in the amounts and with the priorities set forth in the definition of REMIC III Distribution Amount.

         The REMIC III Regular Interests and the Class R-III Certificates will have the following designations and pass-through rates:


                        Uncertificated REMIC III      Initial Uncertificated     Assumed Final Maturity
      Designation          Pass Through Rate             Principal Balance              Date(1)
      -----------       ------------------------      ----------------------     ----------------------
         I-AA                Variable(2)                  $307,328,000              February 25, 2034
         I-A1                Variable(2)                    $2,336,000              February 25, 2034
         I-A2                Variable(2)                      $400,000              February 25, 2034
         I-A3                Variable(2)                      $400,000              February 25, 2034
         I-ZZ                Variable(2)                    $3,136,000              February 25, 2034
          XP                 Variable(2)                          $100              February 25, 2034
        II-AA                Variable(2)                  $132,019,720              February 25, 2034
        II-A1                Variable(2)                      $620,000              February 25, 2034
        II-A2                Variable(2)                      $690,000              February 25, 2034
        II-A3                Variable(2)                       $37,140              February 25, 2034
        II-ZZ                Variable(2)                    $1,347,140              February 25, 2034
         M-AA                Variable(2)                   $19,507,212              February 25, 2034
          M1                 Variable(2)                      $105,400              February 25, 2034
          M2                 Variable(2)                       $93,653              February 25, 2034
         M-ZZ                Variable(2)                      $199,053              February 25, 2034
        R-III                     0%                                $0              February 25, 2034


------------------

(1) Solely for purposes of Section 1.860G 1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC III Regular Interest.

(2) Calculated in accordance with the definition of "Uncertificated REMIC III Pass Through Rate" herein.


         The REMIC I Regular Interests and the Class R-I Certificates will have the following designations and pass-through rates:


                      Uncertificated REMIC I Pass     Initial Uncertificated       Assumed Final Maturity
      Designation              Through Rate              Principal Balance                  Date(1)
      -----------     ---------------------------     ----------------------       ----------------------
         I-1                  Variable(2)                           $0                February 25, 2034



         I-2                  Variable(2)                   $8,891,830                February 25, 2034
         R-I                       0%                               $0                February 25, 2034

------------------
(1) Solely for purposes of Section 1.860G 1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC I Pass Through Rate" herein. Each of I-1 and I-2 shall be entitled to receive any prepayment penalties received by the Master Servicer with respect to the Countrywide Loans in the related Group and ultimately payable to the Class XP Certificates.

         The REMIC II Regular Interests and the Class R-II Certificates will have the following designations and pass-through rates:


                     Uncertificated REMIC II Pass       Initial Uncertificated      Assumed Final Maturity
     Designation              Through Rate                Principal Balance                 Date(1)
     -----------     ----------------------------       -----------------------     ----------------------
         Y-1                  Variable(2)                      $ 163,762.90            February 25, 2034
         Y-2                  Variable(2)                   $327,362,046.10            February 25, 2034
         Z-1                  Variable(2)                        $70,317.05            February 25, 2034
         Z-2                  Variable(2)                   $140,623,191.95            February 25, 2034
         R-II                      0%                                 $0.00            February 25, 2034

------------------
(1) Solely for purposes of Section 1.860G 1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC II Pass Through Rate" herein. Y-1 and Z-1 shall also be entitled to receive any prepayment penalties received by the Master Servicer with respect to the Countrywide Loans in the related Group and ultimately payable to the Class XP Certificates, such amounts shall be allocated between the Y-1 and Z-1 REMIC II Regular Interests pro-rata based on their respective principal balances. Y-2 and Z-2 shall also be entitled to receive any prepayment penalties received by the Master Servicer with respect to the Countrywide Loans in the related Group and ultimately payable to the Class XP Certificates, such amounts shall be allocated between the Y-2 and Z-2 REMIC II Regular Interests pro-rata based on their respective principal balances.


         REMIC IV will be evidenced by (x) the Certificates (other than the Class R Certificates) (the "REMIC IV Regular Certificates"), which are hereby designated as the "regular interests" in REMIC IV and have the principal balances and accrue interest at the Pass-Through Rates equal to those set forth in this Section 5.01(c) and (y) the Class R-IV Certificate, which is hereby designated as the single "residual interest" in REMIC IV.

         The Classes of the Certificates shall have the following designations, initial principal amounts and Pass-Through Rates:

       Designation        Initial Principal Amount       Pass Through Rate
       -----------        ------------------------       -----------------
         I-A-1                  $233,600,000                    (1)
         I-A-2                   $40,000,000                    (2)
         I-A-3                   $40,000,000                    (3)
         II-A-1                  $62,000,000                    (4)
         II-A-2                  $69,000,000                    (5)
         II-A-3                  $3,714,000                     (6)
         M-1                     $10,540,000                    (7)
         M-2                     $9,365,300                     (8)
         XP                          100                        (9)
         B-IO                         0                        (10)
         R-I                          0                        (11)
         R-II                         0                        (11)
         R-III                        0                        (11)
         R-IV                         0                        (11)

         --------------------
         (1) The Class I-A-1 Certificates will bear interest at a rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.49% per annum.

         (2) The Class I-A-2 Certificates will bear interest at a rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.26% per annum.

         (3) The Class I-A-3 Certificates will bear interest at a rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.69% per annum.

         (4) The Class II-A-1 Certificates will bear interest at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.44% per annum.

         (5) The Class II-A-2 Certificates will bear interest at a rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.42% per annum.

         (6) The Class II-A-3 Certificates will bear interest at a rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.72% per annum.

         (7) The Class M-1 Certificates will bear interest at a rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 1.92% per annum.

         (8) The Class M-2 Certificates will bear interest at a rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap. The pass-through rate with respect to the first interest accrual period is expected to be approximately 2.97% per annum.

         (9) The Class XP Certificates will not bear any interest. It will be entitled to receive prepayment penalties collected with respect to the Mortgage Loans

         (10) The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount.

         (11) The Class R-I, Class R-II, Class R-III and Class R-IV Certificates will not bear any interest.

         (d) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the "latest possible maturity date" for the REMIC IV Regular Interests and the Certificates.

         (e) With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and (i) each such Class of Certificates (other than the Class B-IO Certificates), interest shall be calculated, on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Certificate Principal Balance of such Class applicable to such Distribution Date. With respect to each Distribution Date and the Class B-IO Certificates, interest shall be calculated, on the basis of a 360-day year consisting of twelve 30-day months, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Certificate Principal Balance of such Class applicable to such Distribution Date.

         (f) The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5 and A-6. On original issuance, the Trustee shall sign, countersign and shall deliver them at the direction of the Seller. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Seller will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and countersign and deliver in exchange therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

         (g) Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of (i) in the case of the Senior Certificates (other than the Residual Certificates), $25,000 and in each case increments of $1,000 in excess thereof, and (ii) in the case of the Subordinate Certificates, $25,000 and increments of $1,000 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance of such Class on the Closing Date. The Residual Certificates shall each be issued in certificated fully-registered form. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Certificate Principal Balance of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Certificate Principal Balance of the respective Class and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount that shall equal the Certificate Principal Balance of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and if at any time there are to be Global Certificates, the Global Certificates shall be delivered by the Seller to the Depository or pursuant to the Depository's instructions, shall be delivered by the Seller on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent at the time of issuance shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

         (h) No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

         (i) The Closing Date is hereby designated as the "startup" day of each 2003-4 REMIC within the meaning of Section 860G(a)(9) of the Code.

         (j) For federal income tax purposes, each 2003-4 REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

         (k) The Trustee on behalf of the Trust shall cause each 2003-4 REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

         (l) The following legend shall be placed on the Residual Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT
         (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON
         UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED

         ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

         Section 5.02 Registration of Transfer and Exchange of Certificates. (a)
                      -----------------------------------------------------
The Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         (b) Subject to Section 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

         (c) By acceptance of an Individual Certificate, whether upon original issuance or subsequent transfer, each holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Section 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

                  (i) The Trustee shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (ii) The Trustee shall register the transfer of any Individual Certificate if (x) the transferor has advised the Trustee in writing that the Certificate is being transferred to an Institutional Accredited Investor along with facts surrounding the transfer as set forth in Exhibit F-3 hereto; and (y) prior to the transfer the transferee furnishes to the Trustee an Investment Letter (and the Trustee shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel addressed to the Trustee to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

         (d) So long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

                  (i) In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(ii).

                  (ii) In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i).

                  (iii) In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Trustee shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (e) Subject to Section 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

                  (i) A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

                  (ii) A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

                  (iii) A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

         (f) (i) Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Trustee shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

         (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Trustee shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

         (g) The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

         (h) Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) or any integral multiple of $1,000 in excess thereof) by surrendering such Certificate at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Trustee in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of such request made at the Corporate Trust Office, sign, countersign and deliver at the Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

         (i) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at the Corporate Trust Office; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Seller as indicated to the Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Trustee shall sign and countersign and the Trustee shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) If the Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

         (k) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

         Section 5.03 Mutilated,  Destroyed, Lost or Stolen Certificates. (a) If
                      --------------------------------------------------
(i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Trustee has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

         (b) Upon the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04 Persons  Deemed  Owners.  Prior to due  presentation  of a
                      -----------------------
Certificate for registration of transfer, the Seller, the Trustee and any agent of the Seller or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Seller, the Trustee nor any agent of the Seller or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

         Section  5.05  Transfer  Restrictions  on  Residual  Certificates.  (a)
                        --------------------------------------------------
Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Seller, which cannot be unreasonably withheld. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person, the Seller and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Seller consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Section 5.05(b).

         (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Trustee and the Seller an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Section 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Tax Matters Person or the Seller shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Section 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Seller, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Seller to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any 2003-4 REMIC to fail to qualify as a REMIC.

         (c) Unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

         (d) By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person if it is the Holder of the largest percentage interest of such Certificate, and appoints the Securities Administrator to act as its agent with respect to all matters concerning the tax obligations of the Trust.

         Section 5.06 Restrictions on  Transferability  of Certificates.  (a) No
                      -------------------------------------------------
offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or "Blue Sky" laws is available and the prospective transferee (other than the Seller) of such Certificate signs and delivers to the Trustee an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-l hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Trustee may require an Opinion of Counsel that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

         (b) The Private Certificates shall each bear a Securities Legend.

         Section  5.07 ERISA  Restrictions.  (a)  Subject to the  provisions  of
                       -------------------
subsection (b), no Residual Certificates or Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA and/or
Section 4975 of the Code, or by a person using "plan assets" of a Plan, unless the proposed transferee provides the Trustee with an Opinion of Counsel for the benefit of the Trustee, the Master Servicer and the Securities Administrator and on which they may rely which is the satisfactory to the Trustee, which opinion will not be at the expense of the Trustee, the Master Servicer or the Securities Administrator, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and
will  not  subject  the  Trustee,   the  Master   Servicer  or  the   Securities
Administrator to any obligation in addition to those undertaken in the Agreement.

         (b) Any Person acquiring an interest in a Global Certificate which is a Private Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee that it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, or with "plan assets" of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code.

         (c) Each beneficial owner of a Class M-1 or Class M-2 Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's, (ii) such beneficial owner is not a Plan or investing with "plan assets" of any Plan, or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         (d) None of the Trustee, the Master Servicer, or the Securities Administrator will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates. Any attempted or purported transfer of any Certificate in violation of the provisions of Sections (a), (b) or (c) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee, the Master Servicer and the Securities Administrator from and against any and all liabilities, claims, costs or expenses incurred by the Trustee, the Master Servicer or the Securities Administrator as a result of such attempted or purported transfer. The Trustee shall have no liability for transfer of any such Global Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

         Section  5.08  Rule  144A  Information.  For so  long  as  any  Private
                        -----------------------
Certificates are outstanding, (1) the Seller will provide or cause to be provided to any holder of such Private Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Seller shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Private Certificates conducted in accordance with Rule 144A.


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

                                   ARTICLE VI

                         Payments to Certificateholders

         Section  6.01   Distributions   on  the   Certificates.   (a)  On  each
                         --------------------------------------
Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date shall be withdrawn by the Trustee from the Distribution Account and the Pre-Funding Reserve Account to the extent of funds on deposit therein and distributed as directed in accordance with distribution instructions provided to it by the Securities Administrator for such Distribution Date, in the following order of priority:

         First, Interest Funds will be distributed, in the following manner and order of priority:

         1.     From Interest Funds in respect of:

                  (a) Loan Group 1, to each Class of Class I-A Certificates, the Current Interest and then any Interest Carry Forward Amount, in each case, for each such Class for such Distribution Date, pro rata based on the Current Interest and Interest Carry Forward Amount owed to each such Class; and

                  (b) Loan Group 2, to each Class of Class II-A Certificates, the Current Interest and then any Interest Carry Forward Amount, in each case, for each such Class for such Distribution Date, pro rata based on the Current Interest and Interest Carry Forward Amount owed to each such Class;

         2.     From remaining Interest Funds in respect of:

                  (a) Loan Group 1, to each Class of Class II-A Certificates, the Current Interest and then any Interest Carry Forward Amount remaining unpaid pursuant to clause First1. above, in each case, for each such Class for such Distribution Date, pro rata based on the Current Interest and Interest Carry Forward Amount owed to each such Class; and

                  (b) Loan Group 2, to each Class of Class I-A Certificates, the Current Interest and then any Interest Carry Forward Amount remaining unpaid pursuant to clause First1. above, in each case, for each such Class for such Distribution Date, pro rata based on the Current Interest and Interest Carry Forward Amount owed to each such Class;

         3. From remaining Interest Funds in respect of both Loan Groups, to the Class M-1 Certificates and the Class M-2 Certificates, sequentially, in that order, the Current Interest for each such Class;

         4. Any Excess Spread, to the extent necessary to cause the Overcollateralization Amount to equal to the Overcollateralization Target Amount, will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with second (A) and (B) below; and


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

         5.     Any  Remaining   Excess   Spread   will  be  applied   as Excess
Cashflow pursuant to clauses Third through Ninth below.

         Notwithstanding the provisions of clause first 4 and 5, above, on the first Distribution Date, the Excess Spread (exclusive of any amount thereof necessary to offset any Realized Losses for such Distribution Date) will be paid to the holders of the Class B-IO Certificates.

         On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments will be allocated as set forth in the definition of Current Interest herein.

         On any Distribution Date, the Group 1 Senior Percentage of any Deferred Interest on a Group 1 Loan with respect to the related Due Period will be allocated to the Class I-A Certificates on a pro rata basis in accordance with their respective Certificate Principal Balances, and the remainder of such Deferred Interest will be allocated to the Class M-1 Certificates and the Class M-2 Certificates, on a pro rata basis, in accordance with their respective Certificate Principal Balances.

         Second, to pay as principal on the Certificates entitled to payments of principal, in the following order of priority:

         (A) For each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, from the Principal Funds and the Extra Principal Distribution Amount for such Distribution Date:

                  1. (a) To the Class I-A Certificates, an amount equal to the Group 1 Principal Distribution Amount plus any amount withdrawn from the Pre-Funding Account pursuant to Section 4.08(e)(ii) will be distributed pro rata between:

                           (i)  the   Class   I-A-1   Certificates   until   the
                  Certificate Principal Balance thereof is reduced to zero; and

                           (ii) the Class I-A-2 Certificates and the Class I-A-3
                  Certificates, which amount will be distributed to the Class I-A-2 Certificates and the Class I-A-3 Certificates sequentially, in that order, until the aggregate Certificate Principal Balance of the Class I-A-2 Certificates and the Class I-A-3 Certificates is reduced to zero; and

                    (b) To the Class II-A Certificates, an amount equal to the Group 2 Principal Distribution Amount will be distributed pro rata between:

                           (i)  the   Class   II-A-1   Certificates   until  the
                  Certificate Principal Balance thereof is reduced to zero; and

                           (ii) the  Class  II-A-2  Certificates  and the  Class
                  II-A-3 Certificates, which amount will be distributed to the Class II-A-2 Certificates and the Class II-A-3 Certificates sequentially, in that order, until the aggregate Certificate Principal


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

                  Balance of the Class II-A-2 Certificates and the Class II-A-3 Certificates is reduced to zero;

                  2. To the Class M-1 Certificates, any remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                  3. To the Class M-2 Certificates, any remaining Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

         (B) For each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect, from the Principal Funds and the Extra Principal Distribution Amount for such Distribution Date:

                  1. (a) To the Class I-A Certificates, an amount equal to the Class I-A Principal Distribution Amount will be distributed pro rata between:

                           (i)  the   Class   I-A-1   Certificates   until   the
                  Certificate Principal Balance thereof is reduced to zero; and

                           (ii) the Class I-A-2 Certificates and the Class I-A-3
                  Certificates, which amount will be distributed to the Class I-A-2 Certificates and the Class I-A-3 Certificates sequentially, in that order, until the aggregate Certificate Principal Balance of the Class I-A-2 Certificates and the Class I-A-3 Certificates is reduced to zero; and

                    (b) To the Class II-A Certificates, an amount equal to the Class II-A Principal Distribution Amount will be distributed pro rata to:

                           (i)  the   Class   II-A-1   Certificates   until  the
                  Certificate Principal Balance thereof is reduced to zero; and

                           (ii) the  Class  II-A-2  Certificates  and the  Class
                  II-A-3 Certificates, which amount will be distributed to the Class II-A-2 Certificates and the Class II-A-3 Certificates sequentially, in that order, until the aggregate Certificate Principal Balance of the Class II-A-2 Certificates and the Class II-A-3 Certificates is reduced to zero;

                  2. To the Class M-1 Certificates, from any remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero; and

                  3. To the Class M-2 Certificates, from any remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof is reduced to zero;

         Notwithstanding the provisions of clauses Second (A) and (B) above, if on any Distribution Date the Class I-A Certificates or the Class II-A
Certificates   are  no  longer
outstanding, the portion of the Principal Distribution Amount or the Class A Principal Distribution Amount, as applicable, otherwise allocable to such Senior Certificates will be allocated to the remaining Class or Classes of Senior Certificates, in the manner set forth in clauses Second (A) or (B) above, as applicable, until the Certificate Principal Balance of each such Class is reduced to zero.

         Third, from any remaining Excess Cashflow, the following amounts to the Class A Certificates, pro rata among the Classes based on the amount due: (a) any Interest Carry Forward Amount to the extent not paid pursuant to clause First 1 above and then (b) any Unpaid Realized Loss Amount, in case for such Class for such Distribution Date;

         Fourth, from any remaining Excess Cashflow, the following amounts to the Class M-1 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in case for such Class for such Distribution Date;

         Fifth, from any remaining Excess Cashflow, the following amounts to the Class M-2 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in case for such Class for such Distribution Date;

         Sixth, from any remaining Excess Cashflow, to each Class of Class A Certificates, any Basis Risk Shortfall and any Basis Risk Shortfall Carryforward Amount for each such Class for such Distribution Date, pro rata based on the Basis Risk Shortfall and Basis Risk Shortfall Carryforward Amount owed to such Class;

         Seventh, from any remaining Excess Cashflow, to the Class M-1 and Class M-2 Certificates, in that order, any Basis Risk Shortfall and any Basis Risk Shortfall Carryforward Amount, in each case for such Class for such Distribution Date;

         Eighth,  from  any  remaining  Excess  Cashflow,   to  the  Class  B-IO
Certificates, the Class B-IO Distribution Amount;

         Ninth,   from  any  remaining  Excess  Cashflow,   to  the  Class  B-IO
Certificates, any unreimbursed Class B-IO Advanced Amounts; and

         Tenth, any remaining amounts to the Residual Certificates.

         All payments of amounts in respect of Basis Risk Shortfall or Basis Risk Shortfall Carryforward Amount made pursuant to the provisions of this paragraph (a) shall, for federal income tax purposes, be deemed to have been distributed from REMIC IV to the holder of the Class B-IO Certificates and then paid outside of any 2003-4 REMIC to the recipients thereof pursuant to an interest rate cap contract. By accepting their Certificates the holders of the Certificates agree so to treat such payments for purposes of filing their income tax returns.

         (b) On each Distribution Date, the related Cap Contract Payment Amount with respect to such Payment Date shall be distributed in the following order of priority, in each case to the extent of amounts available:


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

                  (i) to the holders of the related Class of Certificates, the payment of any Basis Risk Shortfall or Basis Risk Shortfall Carry Forward Amount for such Distribution Date, to the extent not covered by Excess Cashflow for such Distribution Date;

                  (ii) from any remaining amounts, the payment of an amount equal to any Current Interest and Interest Carry Forward Amount for the related Class of Certificates to the extent not covered by Interest Funds or Excess Cashflow on such Distribution Date;

                  (iii) from any remaining amounts, available from the Cap Contracts relating to the Class I-A Certificates and Class II-A-3 Certificates, to the Class M-1 Certificates and the Class M-2 Certificates, in that order, to the extent not paid pursuant to clauses
         (1) or (2) above; and

                  (iv) to the Class B-IO Certificates, any remaining amount.

         All Cap Contract Payment Amounts made with respect to Current Interest and Interest Carry Forward Amounts will be treated, for federal income tax purposes, as reimburseable advances ("Class B-IO Advances") made from the holder of the Class B-IO Certificates. Such Class B-IO Advances will be paid back to the holder of the Class B-IO Certificate pursuant to Section 6.01(a).

         (c) On each Distribution Date, all amounts representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Trustee to the Class XP Certificates and shall not be available for distribution to the holders of any other Class of Certificates. The payment of such Prepayment Charges shall not reduce the Certificate Principal Balance of the Class XP Certificates. In addition, as provided in
Section 4.07 hereof, on the Distribution Date immediately following the Prepayment Period in which the last Prepayment Charge is collectible on the Prepayment Charge Loans, which Prepayment Period is the month of July, 2008, the Trustee shall distribute the amount on deposit in the Class XP Reserve Account to the Class XP Certificates in reduction of the Certificate Principal Balance thereof until the Certificate Principal Balance thereof is reduced to zero.

         (d) The expenses and fees of the Trust shall be paid by each of the 2003-4 REMICs, to the extent that such expenses relate to the assets of each of such respective 2003-4 REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the 2003-4 REMICs.

         Section 6.02  Allocation of Losses.  On or prior to each  Determination
                       --------------------
Date, the Master Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month. Any Realized Losses with respect to the Mortgage Loans shall be applied on each Distribution Date after the distributions provided for in
Section 6.01, in reduction of the Certificate Principal Balance of the Class or Classes of Certificates as provided in the definition of Applied Realized Loss Amount.

         Section 6.03 Payments.  (a) On each  Distribution  Date, other than the
                      --------
final Distribution Date, the Trustee shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder's pro rata share of its Class (based on the aggregate Fractional Undivided Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class, based on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall calculate the amount to be distributed to each Class and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         (b) Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

         Section 6.04 Statements to  Certificateholders.  (a) Concurrently  with
                      ---------------------------------
each distribution to Certificateholders, the Securities Administrator shall make available to the parties hereto and each Certificateholder via the Securities Administrator's internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) in the aggregate and as a Fractional Undivided Interest representing an initial Certificate Principal Balance of $1,000, in the case of the Interest Only Certificates, a Notional Amount of $1,000:

                  (i) the Certificate Principal Balance or Notional Amount of each Class of Certificates immediately prior to such Distribution Date;

                  (ii) the amount of the distribution allocable to principal on each applicable Class of Certificates;

                  (iii) the aggregate amount of interest accrued at the related Pass-Through Rate with respect to each Class during the related Interest Accrual Period;

                  (iv) the Net Interest Shortfall and any other adjustments to interest at the related Pass-Through Rate necessary to account for any difference between interest accrued and aggregate interest distributed with respect to each Class of Certificates;

                  (v) the amount of the distribution allocable to interest on each Class of Certificates;

                  (vi) the Pass-Through Rates for each Class of Certificates with respect to such Distribution Date;

                  (vii) the Certificate Principal Balance of each Class of Certificates after such Distribution Date;

                  (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Servicer or the Master Servicer included in such distribution, separately stated for each Loan Group;

                  (ix) the aggregate amount of any Realized Losses (listed separately for each category of Realized Loss and for each Loan Group) during the related Prepayment Period and cumulatively since the Cut-off Date and the Subsequent Cut-off Date, as the case may be, and the amount and source (separately identified) of any distribution in respect thereof included in such distribution;

                  (x) with respect to each Mortgage Loan which incurred a Realized Loss during the related Prepayment Period, (i) the loan number, (ii) the Stated Principal Balance of such Mortgage Loan as of the Cut-off Date or the Subsequent Cut-off Date, as the case may be,
         (ii) the Stated Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, (iii) the Net Liquidation Proceeds with respect to such Mortgage Loan and (iv) the amount of the Realized Loss with respect to such Mortgage Loan;

                  (xi) with respect to each Loan Group, the amount of Scheduled Principal and Principal Prepayments, (including but separately identifying the principal amount of principal prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with substitutions of Mortgage Loans and Net Liquidation Proceeds) and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date or the related Subsequent Cut-off Date, as the case may be;

                  (xii) the number of Mortgage Loans (excluding REO Property) in each Loan Group remaining in the Trust Fund as of the end of the related Prepayment Period;

                  (xiii) information for each Loan Group in the aggregate regarding any Mortgage Loan delinquencies as of the end of the related Prepayment Period, including the aggregate number and aggregate Outstanding Principal Balance of Mortgage Loans (a) delinquent 30 to 59 days on a contractual basis, (b) delinquent 60 to 89 days on a contractual basis, and (c) delinquent 90 or more days on a contractual basis, in each case as of the close of business on the last Business Day of the immediately preceding month;

                  (xiv) for each Loan Group the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                  (xv) for each Loan Group the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Property was REO Property as of the end of the related Due Period;

                  (xvi) the book value (the sum of (A) the Outstanding Principal Balance of the Mortgage Loan, (B) accrued interest through the date of foreclosure and (C) foreclosure expenses) of any REO Property in each Loan Group; provided that, in the event that such information is not available to the Securities Administrator on the Distribution Date, such information shall be furnished promptly after it becomes available;

                  (xvii) the amount of Realized Losses allocated to each Class of Certificates since the prior Distribution Date and in the aggregate for all prior Distribution Dates;

                  (xviii)the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

                  (xix) the amount of such distribution to Holders of each Class allocable to interest and the portion thereof, if any, provided by the Cap Contracts;

                  (xx) the cumulative amount of Applied Realized Loss Amounts to date and, in addition, if the Certificate Principal Balances of the Class M-1 and Class M-2 Certificates have all been reduced to zero, the cumulative amount of any Realized Losses that have not been allocated to any Certificates;

                  (xxi) the amount withdrawn from the Pre-Funding Account, Pre-Funding Reserve Account and from the Group 1 Interest Coverage Account and deemed to be Principal Funds or Interest Funds on that Distribution Date, the amount remaining on deposit in the Pre-Funding Account and in the Group 1 Interest Coverage Account, following such Distribution Date, and the amount withdrawn from the Group 1 Pre-Funding Account used to buy Subsequent Mortgage Loans prior to such Distribution Date; and

                  (xxii) whether a Trigger Event exists.

         The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

         The Securities Administrator may make available each month, to any interested party , the monthly statement to Certificateholders via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

         To the extent timely received from the Securities Administrator, the Trustee will also make monthly statements available each month to Certificateholders via the Trustee's internet website. The Trustee's internet website will initially be located at www.jpmorgan.com/absmbs. Assistance in using the Trustee's website service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

         (b) Within a reasonable period of time after the end of the preceding calendar year beginning in 2004, the Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii) and
(a)(v) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Securities Administrator may determine and advises the Trustee to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator or the Trustee pursuant to the requirements of the Code.

         Section 6.05 Monthly  Advances.  If the Scheduled Payment on a Mortgage
                      -----------------
Loan that was due on a related Due Date and is Delinquent other than as a result of application of the Relief Act and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Master Servicer Collection Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Master Servicer Collection Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master Servicer shall continue to make such advances through the date that the related Servicer is required to do so under its Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Distribution Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Trustee (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

         Section 6.06 Compensating Interest Payments.  The Master Servicer shall
                      ------------------------------
deposit in the Master Servicer Collection Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to Prepayment Interest Shortfalls for the related Distribution Date, and not so paid by the related Servicers and (ii) the Master Servicing Compensation for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.


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

                                   ARTICLE VII

                               The Master Servicer

         Section 7.01  Liabilities of the Master  Servicer.  The Master Servicer
                       -----------------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

         Section 7.02 Merger or Consolidation of the Master Servicer.
                      ----------------------------------------------

         The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03  Indemnification  of the Trustee,  the Master Servicer and
                       ---------------------------------------------------------
the Securities  Administrator. (a) The Master  Servicer  agrees to indemnify the
-----------------------------
Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Servicing Agreements, the Assignment Agreements or the Certificates or the powers of attorney delivered by the Trustee hereunder (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Trustee shall have given the Master Servicer and the Seller written notice thereof promptly after the Trustee shall have with respect to such claim or legal action knowledge thereof. The Trustee's failure to deliver any such notice shall not affect the Trustee's right to indemnification hereunder, except to the extent the Master Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Trustee, Master Servicer or the Securities Administrator and the termination of this Agreement.

         (b) The Seller will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Master Servicer's indemnification pursuant to Section (a) above.


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

         Section  7.04  Limitations  on  Liability  of the Master  Servicer  and
                        --------------------------------------------------------
Others.  Subject to the  obligation  of the Master  Servicer  to  indemnify  the
------
Indemnified Persons pursuant to Section 7.03:

         (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Seller, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         (c) The Master Servicer, the Custodian and any director, officer, employee or agent of the Master Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Certificates or any Servicing Agreement (except to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

         (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Collection Account as provided by Section 4.03. Nothing in this Section 7.04(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Section 3.01(a).


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

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

         (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

         Section  7.05  Master  Servicer  Not to Resign.  Except as  provided in
                        -------------------------------
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until EMC or the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section  7.06  Successor  Master  Servicer.   In  connection  with  the
                        ---------------------------
appointment of any successor master servicer or the assumption of the duties of the Master Servicer, EMC or the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as EMC or the Trustee and such successor master servicer shall agree. If the successor master servicer does not agree that such market value is a fair price, such successor master servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor master servicer may not exceed the compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act as Master Servicer hereunder.

         Section  7.07 Sale and  Assignment  of  Master  Servicing.  The  Master
                       -------------------------------------------
Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement and EMC may terminate the Master Servicer without cause and select a new Master Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Independent Counsel addressed to the Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Master Servicer is terminated without cause by EMC, EMC shall pay the terminated Master Servicer a termination fee equal to 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans at the time the master servicing of the Mortgage Loans is transferred to the successor Master Servicer. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                  ARTICLE VIII

                                     Default

         Section  8.01  Events of Default.  "Event of  Default,"  wherever  used
                        -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Master Servicer:

                  (i) The Master Servicer fails to cause to be deposited in the Distribution Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer; or

                  (ii) The Master Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

                  (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                  (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

                  (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07; or

                  (vi) The Master Servicer fails to deposit, or cause to be deposited, in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Distribution Account Deposit Date.

In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of EMC, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the
Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination.

         Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly Advance, the nonpayment of which was an Event of Default described in clause (vi) of this Section 8.01. Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

         Section 8.02 Trustee to Act;  Appointment  of  Successor.  (a) Upon the
                      -------------------------------------------
receipt by the Master  Servicer of a notice of  termination  pursuant to Section
8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that EMC shall have the right to either (a) immediately assume the duties of the Master Servicer or (b) select a successor Master Servicer; provided further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of termination. As compensation therefor, but subject to
Section 7.06, the Trustee shall be entitled to compensation which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates will not be lowered as a result of the selection of the successor to the Master Servicer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, the compensation shall not be in excess of that to which the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of
Article IX shall be inapplicable to the Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor master servicer.

         Section 8.03 Notification to  Certificateholders.  Upon any termination
                      -----------------------------------
or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to

Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

         Section 8.04 Waiver of Defaults.  The Trustee shall transmit by mail to
                      ------------------
all Certificateholders, within 60 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05 List of Certificateholders.  Upon written request of three
                      --------------------------
or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.


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

                                   ARTICLE IX

             Concerning the Trustee and the Securities Administrator

         Section  9.01  Duties  of  Trustee.  (a)  The  Trustee,  prior  to  the
                        -------------------
occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee and the Securities Administrator pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished hereunder; provided, further, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein based solely on the report of the Securities Administrator.

         (d) No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of their respective duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities
         Administrator, respectively, the Trustee or the Securities Administrator, respectively, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

                  (ii)  Neither  the Trustee  nor the  Securities  Administrator
         shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining the pertinent facts;

                  (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or other power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

                  (v) The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                  (vi) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee or the Securities Administrator, respectively, has been advised of the likelihood of such loss or damage and regardless of the form of action;

                  (vii) None of the Securities Administrator, the Seller, the Master Servicer, EMC or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another; and

                  (viii) Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Master Servicer and the Trustee and required to be deposited in the Master Servicer Collection Account, the Pre-Funding Account, the Pre-Funding Reserve Account, the Group 1 Interest Coverage Account or the Distribution Account, as the case may be, pursuant to this Agreement will be promptly so deposited by the Master Servicer and the Trustee.

         (f) Except for those actions that the Trustee or the Securities Administrator is required to take hereunder, neither the Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02 Certain  Matters  Affecting the Trustee and the Securities
                      ----------------------------------------------------------
Administrator. Except as otherwise provided in Section 9.01:
-------------

         (a) The Trustee and the Securities Administrator may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Seller, Master Servicer or Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee and the Securities Administrator may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), subject to
Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

         (d) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement. The Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

         (f) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld. Neither the Trustee nor the Securities Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the Securities Administrator's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee or the Securities Administrator with due care and, when required, with the consent of the Master Servicer;

         (g) Should the Trustee or the Securities Administrator deem the nature of any action required on its part, other than a payment or transfer under
Section 4.01(b) or Section 4.02, to be unclear, the Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Seller with reasonable further instructions;

         (h) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act;

         (i) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 9.07; and

         (j) Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, the Subsequent Mortgage Loan Purchase Agreement or this Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section  9.03  Trustee  and  Securities  Administrator  Not  Liable for
                        --------------------------------------------------------
Certificates  or  Mortgage  Loans.  The  recitals  contained  herein  and in the
---------------------------------
Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Securities Administrator shall have any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loans. Subject to the provisions of
Section 2.05, neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement other than any continuation statements filed by the Trustee pursuant to Section 3.20.

         Section 9.04 Trustee and Securities Administrator May Own Certificates.
                      ----------------------------------------------------------
The Trustee and the Securities Administrator in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section  9.05  Trustee's  and  Securities   Administrator's   Fees  and
                        --------------------------------------------------------
Expenses. The fees and expenses of the Trustee and the Securities  Administrator
--------
shall be paid in accordance with a side letter agreement between the Trustee and the Master Servicer. In addition, the Trustee and the Securities Administrator will be entitled to recover from the Master Servicer Collection Account pursuant to Section 4.03 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee and the Securities Administrator, respectively, in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Trustee or the Securities Administrator, respectively, in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Certificateholders. If funds in the Master Servicer Collection Account are insufficient therefor, the Trustee and the Securities Administrator shall recover such expenses


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

from the Seller. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

         Section  9.06  Eligibility  Requirements  for  Trustee  and  Securities
                        --------------------------------------------------------
Administrator.  The  Trustee  and  any  successor  Trustee  and  the  Securities
-------------
Administrator and any successor Securities Administrator shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by Fitch with respect to their long-term rating and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee or successor Securities Administrator other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee or the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07 Insurance.  The Trustee and the Securities  Administrator,
                      ---------
at their own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee or the Securities Administrator as to the Trustee's or the Securities Administrator's, respectively, compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

         Section  9.08  Resignation  and Removal of the  Trustee and  Securities
                        --------------------------------------------------------
Administrator.  (a) The Trustee and the Securities Administrator may at any time
-------------
resign and be discharged from the Trust hereby created by giving written notice thereof to the Seller and the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Trustee or successor Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or Securities Administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

         (b) If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Seller or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller shall promptly remove the Trustee, or shall be entitled to remove the Securities Administrator, as applicable, and appoint a successor Trustee or Securities Administrator, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee or Securities Administrator, as applicable, so removed, the successor Trustee or Securities Administrator, as applicable.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee or the Securities Administrator and appoint a successor Trustee or Securities Administrator by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, the Master Servicer, the Securities Administrator (if the Trustee is removed), the Trustee (if the Securities Administrator is removed), and the Trustee or Securities Administrator so removed and the successor so appointed. In the event that the Trustee or Securities Administrator is removed by the Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable to a successor Trustee or successor Securities Administrator, in excess of the amount paid to the predecessor Trustee or predecessor Securities Administrator, as applicable.

         (d) No resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or Securities Administrator pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee or Securities Administrator as provided in Section 9.09.

         Section 9.09 Successor Trustee and Successor Securities  Administrator.
                      ---------------------------------------------------------
(a) Any successor Trustee or Securities  Administrator  appointed as provided in
Section 9.08 shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee or Securities Administrator an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee or Securities Administrator shall then become effective and such successor Trustee or Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator herein. The predecessor Trustee or Securities Administrator shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee or Securities Administrator, as applicable, all assets and records of the Trust held by it hereunder, and the Seller and the predecessor Trustee or Securities Administrator, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

         (b) No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee or Securities Administrator shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Trustee or Securities Administrator as provided in this Section 9.09, the successor Trustee or Securities Administrator shall mail notice of the succession of such Trustee or Securities Administrator hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. EMC shall pay the cost of any mailing by the successor Trustee or Securities Administrator.

         Section  9.10  Merger  or   Consolidation   of  Trustee  or  Securities
                        --------------------------------------------------------
Administrator.  Any state bank or trust company or national banking  association
-------------
into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator, respectively, shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Securities Administrator, respectively, shall be the successor of the Trustee or the Securities Administrator, respectively, hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section  9.11  Appointment  of  Co-Trustee  or  Separate  Trustee.  (a)
                        --------------------------------------------------
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Seller to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable.

         (b) If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Seller.

         (c) No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee


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

and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (e) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Seller and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Section   9.12   Federal    Information    Returns   and   Reports   to
                          ------------------------------------------------------
Certificateholders;  REMIC Administration.  (a) For federal income tax purposes,
-----------------------------------------
the taxable year of each 2003-4 REMIC shall be a calendar year and the Securities Administrator shall maintain or cause the maintenance of the books of each such 2003-4 REMIC on the accrual method of accounting.

         (b) The Securities Administrator shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall sign, Federal tax information returns or elections required to be made hereunder with respect to each 2003-4 REMIC, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to mortgaged property that is abandoned or foreclosed, receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness, interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR with respect to Loan Group 1 and 60% CPR with respect to Loan Group


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

2). The Securities Administrator will apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Securities Administrator shall timely prepare and file, and the Trustee shall sign, IRS Form 8811, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each 2003-4 REMIC (the "REMIC Reporting Agent"). The Trustee shall make elections to treat each 2003-4 REMIC as a REMIC (which elections shall apply to the taxable period ending December 31, 2003 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe, and as described by the Securities Administrator. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage interest in the Class R-I Certificate is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. "1.860F-4(d)) for REMIC I, the Holder of the largest percentage interest in the Class R-II Certificate is hereby designated as the "Tax Matters Person" for REMIC II, the Holder of the largest percentage interest in the Class R-III Certificate is hereby designated as the "Tax Matters Person" for REMIC III and the Holder of the largest percentage interest in the Class R-IV Certificate is hereby designated as the "Tax Matters Person" for REMIC IV. The Securities Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Securities Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each 2003-4 REMIC during such time as the Securities Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Securities Administrator from acting as agent for the Tax Matters Person, the Trustee and the Securities Administrator shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the largest percentage interest in a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

         (c) The Securities Administrator shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

         (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC I or the Trust Fund.

         (e) Notwithstanding any other provision of this Agreement, the Trustee and the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee or the Securities Administrator reasonably believes are applicable under the Code.

The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or the Securities Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

         (f) The Trustee and the Securities Administrator agree to indemnify the Trust Fund and the Seller for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Seller or the Master Servicer, as a result of a breach of the Trustee's covenants and the Securities Administrator's covenants, respectively, set forth in this Section 9.12; provided, however, such liability and obligation to indemnify in this paragraph shall not be joint and several and neither the Trustee nor the Securities Administrator shall be liable or be obligated to indemnify the Trust Fund for the failure by the other to perform any duty under this Agreement or the breach by the other of any covenant in this Agreement.


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

                                    ARTICLE X

                                   Termination

         Section  10.01  Termination  Upon  Repurchase by EMC or its Designee or
                         -------------------------------------------------------
Liquidation of the Mortgage Loans.
---------------------------------

         (a)  Subject  to  Section  10.02,   the  respective   obligations   and
responsibilities of the Seller, the Trustee, the Master Servicer and the Securities Administrator created hereby, other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth shall terminate upon:

                  (i) the repurchase by or at the direction of EMC or its designee of all Mortgage Loans and all related REO Property remaining in the Trust at a price (the "Termination Purchase Price") equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances made by the purchaser, together with interest at the applicable Mortgage Interest Rate accrued but unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Seller of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Seller and the Trustee at the expense of EMC, (c) unreimbursed out-of pocket costs of the Master Servicer, including unreimbursed servicing advances and the principal portion of any unreimbursed Monthly Advances, made on the Mortgage Loans prior to the exercise of such repurchase right and (d) any unreimbursed costs and expenses of the Trustee and the Securities Administrator payable pursuant to Section 9.05;

                  (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

                  (iii)  the  payment  to   Certificateholders  of  all  amounts
         required to be paid to them pursuant to this Agreement.

         (b) In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

         (c) The right of EMC or its designee to repurchase all the assets of the Trust Fund described in Section 10.01(a)(i) above shall be exercisable only if (i) the aggregate Stated Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 20% of the sum of the Cut-off Date Balance and the Group 1 Pre-Funded Amount or (ii) the Seller, based upon an Opinion of Counsel, has determined that the REMIC status of any 2003-4 REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Seller may elect to terminate any 2003-4 REMIC at any time, and upon such election, the Seller or its designee, shall purchase in accordance with
Section 10.01(a)(i) above all the assets of the Trust Fund.

         (d)  The  Trustee  shall  give  notice  of  any   termination   to  the
Certificateholders, with a copy to the Master Servicer, the Securities Administrator and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the l5th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified.

         (e) If the option of EMC to repurchase or cause the repurchase of all assets of the Trust Fund described in Section 10.01(a)(i) above is exercised, EMC and/or its designee shall deliver to the Trustee for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders an amount determined as follows: with respect to each Certificate (other than the Class R Certificates), the outstanding Certificate Principal Balance, plus with respect to each Certificate (other than the Class R Certificates), one month's interest thereon at the applicable Pass-Through Rate; and with respect to the Class R Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates (other than the Class R Certificates). If the proceeds with respect to the Mortgage Loans are not sufficient to pay all of the Senior Certificates in full, any such deficiency will be allocated first, to the Subordinate Certificates, in inverse order of their numerical designation, and then to the Senior Certificates. Upon deposit of the required repurchase price and following such final Distribution Date, the Trustee shall release promptly to EMC and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Section 10.01(g). Any other amounts remaining in the Accounts will belong to EMC.

         (f) In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Section 10.01(a)(ii) above, the Master Servicer shall deliver to the Trustee for deposit in the Distribution Account all distributable amounts remaining in the Master


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

Servicer Collection Account. Upon the presentation and surrender of the Certificates, the Trustee shall distribute to the remaining Certificateholders, pursuant to the written direction of the Securities Administrator and in accordance with their respective interests, all distributable amounts remaining in the Distribution Account. Upon deposit by the Master Servicer of such distributable amounts, and following such final Distribution Date, the Trustee shall release promptly to EMC or its designee the Mortgage Files for the remaining Mortgage Loans, and the Master Servicer Collection Account and the Distribution Account shall terminate, subject to the Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to this Section 10.01(f).

         (g) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

         Section 10.02 Additional Termination Requirements. (a) If the option of
                       -----------------------------------
EMC to repurchase all the Mortgage Loans under Section 10.01(a)(i) above is exercised, the Trust Fund and each 2003-4 REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel addressed to the Trustee to the effect that the failure of the Trust to comply with the requirements of this Section
10.02 will not (i) result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code on each 2003-4 REMIC or
(ii) cause any 2003-4 REMIC to fail to qualify as a 2003-4 REMIC at any time that any Regular Certificates are outstanding:

                  (i) within 90 days prior to the final Distribution Date, at the written direction of EMC, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of each 2003-4 REMIC the case of a termination under Section 10.01(a)(i). Such plan, which shall be provided to the Trustee by EMC, shall meet the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder.

                  (ii) EMC shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) at or after the time of adoption of such a plan of complete liquidation of any 2003-4 REMIC and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of EMC, and each 2003-4 REMIC, shall terminate at such time.

         (b) By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related 2003-4 REMIC upon the written request of EMC, and to take such action in connection therewith as may be reasonably requested by the Seller and (ii) appoint EMC as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each 2003-4 REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each 2003-4 REMIC shall terminate.

                                   ARTICLE XI

                            Miscellaneous Provisions

         Section  11.01 Intent of Parties.  The parties  intend that each 2003-4
                        -----------------
REMIC shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent. Notwithstanding any other express or implied agreement to the contrary, the Seller, the Master Servicer, the Securities Administrator, EMC, the Trustee, each recipient of the related Prospectus Supplement and, by its acceptance thereof, each holder of a Certificate, agrees and acknowledges that each party hereto has agreed that each of them and their employees, representatives and other agents may disclose, immediately upon commencement of discussions, to any and all persons the tax treatment and tax structure of the Certificates and the 2003-4 REMICs, the transactions described herein and all materials of any kind (including opinions and other tax analyses) that are provided to any of them relating to such tax treatment and tax structure except where confidentiality is reasonably necessary to comply with the securities laws of any applicable jurisdiction. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings set forth in Treasury Regulation Sections 1.6011-4(c), 301.6111-2(c) and 301.6112-1(d).

         Section 11.02 Amendment. (a) This Agreement may be amended from time to
                       ---------
time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and the Servicing Agreements may be amended from time to time by EMC, the Master Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, to comply with any changes in the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by EMC, the Master Servicer, the Seller, the Securities Administrator and the Trustee, and the Servicing Agreements may also be amended from time to time by the Master Servicer and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes, if such amendment affects only such Class or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause any 2003-4 REMIC to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel addressed to the Trustee which shall be provided to the Trustee other than at the Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section

11.02(b), Certificates registered in the name of or held for the benefit of the Seller, the Securities Administrator, the Master Servicer or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Section 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own respective rights, duties or immunities under this Agreement.

         Section  11.03  Recordation  of Agreement.  To the extent  permitted by
                         -------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Seller shall effect such recordation, at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04 Limitation on Rights of Certificateholders. (a) The death
                       ------------------------------------------
or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Seller, the Master Servicer, the Securities Administrator or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided,
(ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section  11.05 Acts of  Certificateholders.  (a) Any  request,  demand,
                        ---------------------------
authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Seller. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Seller, if made in the manner provided in this Section 11.05.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Seller, the Master Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Securities Administrator, the Seller, the Master Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Securities Administrator, the Seller, the Master Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Securities Administrator, the Seller, the Master Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Securities Administrator, the Seller or the Master Servicer, as the case may be.

         Section 11.06 Governing Law. THIS AGREEMENT AND THE CERTIFICATES  SHALL
                       -------------
BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.07 Notices.  All demands and notices  hereunder  shall be in
                       -------
writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Seller, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of EMC, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Master Servicer or Securities Administrator, Wells Fargo Bank Minnesota, National Association, P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: BALTA 2003-4), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; or
(v) in the case of the Rating Agencies, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York, 10041. Any
notice   delivered  to  the  Seller,   the  Master

Servicer, the Securities Administrator or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

         Section 11.08  Severability  of  Provisions.  If any one or more of the
                        ----------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.09 Successors and Assigns.  The provisions of this Agreement
                       ----------------------
shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section  11.10  Article and Section  Headings.  The article and section
                         -----------------------------
headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.11  Counterparts.  This  Agreement may be executed in two or
                        ------------
more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section  11.12  Notice to Rating  Agencies.  The  article  and  section
                         --------------------------
headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

         1. Any material change or amendment to this Agreement or the Servicing Agreements;

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer, the Trustee or the Securities Administrator;

         4. The repurchase or substitution of Mortgage Loans;

         5. The final payment to Certificateholders; and

         6. Any change in the location of the Master Servicer Collection Account or the Distribution Account.

         IN WITNESS WHEREOF, the Seller, the Trustee, EMC, the Master Servicer and the Securities Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                STRUCTURED ASSET MORTGAGE
                                                INVESTMENTS INC., as Seller


                                                By:
                                                    ----------------------------
                                                Name:  Baron Silverstein
                                                Title: Vice President


                                                JPMORGAN CHASE BANK, as Trustee


                                                By:
                                                    ----------------------------
                                                Name:  Eboni D. Dawkins
                                                Title: Trust Officer


                                                WELLS FARGO BANK MINNESOTA,
                                                NATIONAL ASSOCIATION, as Master
                                                Servicer


                                                By:
                                                    ----------------------------
                                                Name:  Stacey Wainwright
                                                Title: Assistant Vice President


                                                WELLS FARGO BANK MINNESOTA,
                                                NATIONAL ASSOCIATION, as
                                                Securities Administrator


                                                By:
                                                    ----------------------------
                                                Name:  Stacey Wainwright
                                                Title: Assistant Vice President


                                                EMC MORTGAGE CORPORATION


                                                By:
                                                    ----------------------------
                                                Name:  Sue Stepanek
                                                Title: Executive Vice President

Accepted and Agreed as to
Sections  2.01,  2.02,  2.03,  2.04 and 9.09(c)
in its capacity as Mortgage Loan Seller

EMC MORTGAGE CORPORATION


By:
    ----------------------------------------
Name:    Sue Stepanek
Title:   Executive Vice President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 30th day of September, 2003 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

         On the 30th day of September, 2003 before me, a notary public in and for said State, personally appeared Eboni D. Dawkins, known to me to be a Trust Officer of JPMorgan Chase Bank, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    ) ss.:
COUNTY OF HOWARD    )

         On the 30th day of September, 2003 before me, a notary public in and for said State, personally appeared Stacey Wainwright, known to me to be an Assistant Vice President of Wells Fargo Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    ) ss.:
COUNTY OF HOWARD    )

         On the 30th day of September, 2003 before me, a notary public in and for said State, personally appeared Stacey Wainwright, known to me to be an Assistant Vice President of Wells Fargo Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

STATE OF TEXAS      )
                    ) ss.:
COUNTY OF DALLAS    )

         On the 30th day of September, 2003 before me, a notary public in and for said State, personally appeared Sue Stepanek, known to me to be an Executive Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

             CALCULATION OF REMIC II Y PRINCIPAL REDUCTION AMOUNTS

         REMIC II Y Principal Reduction Amounts: For any Distribution Date the amounts by which the Uncertificated Principal Balances of the REMIC II Y-1 Regular Interest and REMIC II Y-2 Regular Interest respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         First for each of Loan Group 1 and Loan Group 2 determine the weighted average Pass-Through Rate for classes related to that Loan Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The REMIC II Principal Reduction Amount for each of the REMIC II Y Regular Interests will be determined pursuant to the "Generic solution for the REMIC II Y Regular Interests" set forth below (the "Generic Solution") by making the following identifications among the Loan Groups and their related REMIC II Y Regular Interests and REMIC II Z Regular
Interests:

A. Determine which Loan Group has the lower Group Interest Rate. That Loan Group will be identified with Loan Group AA and the REMIC II Y Regular Interests and REMIC II Z Regular Interests related to that Loan Group will be respectively identified with the REMIC II YAA and REMIC II ZAA Regular Interests. The Group Interest Rate for that Loan Group will be identified with J%. If the two Loan Groups have the same Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A and B of this definition.

B. Determine which Loan Group has the higher Group Interest Rate. That Loan Group will be identified with Loan Group BB and the REMIC II Y Regular Interests and REMIC II Z Regular Interests related to that Group will be respectively identified with the REMIC II YBB and REMIC II ZBB Regular Interests. The Group Interest Rate for that Loan Group will be identified with K%. If the two Loan Groups have the same Group Interest Rate the Loan Group not selected pursuant to paragraph A, above, will be selected for purposes of this paragraph B.

Second, apply the Generic Solution set forth below to determine the REMIC II Y Principal Reduction Amounts for the Distribution Date using the identifications made above.

Generic Solution for the REMIC II Y Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of REMIC II YAA and REMIC II ZAA Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively. J%<K%.

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB       =   the   Loan   Group AA  Subordinate  Balance after  the  allocation
              of Realized Losses and distributions of principal on such Distribution Date.

PKB       =   the  Loan  Group BB  Subordinate  Balance  after   the  allocation
              of Realized   Losses  and   distributions   of  principal  on such
              Distribution Date.

R         =   the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

Yj        =   the  REMIC   II YAA Principal  Balance after  distributions on the
              prior Distribution Date.

Yk        =   the  REMIC  II YBB Principal  Balance after  distributions  on the prior Distribution Date.

(DELTA)Yj =   the REMIC II YAA Principal Reduction Amount.

(DELTA)Yk =   the REMIC II YBB Principal Reduction Amount.

Zj        =   the  REMIC   II  ZAA   Principal  Balance  after  distributions on
              the prior Distribution Date.

Zk        =   the  REMIC   II  ZBB  Principal  Balance  after  distributions  on
              the prior Distribution Date.

(DELTA)Zj =   the REMIC II ZAA Principal Reduction Amount.

(DELTA)Zk =   the REMIC II ZBB Principal Reduction Amount.

Pj        =   the  aggregate  Uncertificated  Principal  Balance of the REMIC II
              YAA and REMIC II ZAA Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans.

Pk        =   the  aggregate  Uncertificated  Principal  Balance of the REMIC II
              YBB and REMIC II ZBB Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Loan Group BB Mortgage Loans.

(DELTA)Pj =   the     aggregate    principal   reduction   resulting   on   such
              Distribution  Date  on  the  Loan  Group AA  Mortgage  Loans  as a
              result   of   principal  distributions   (exclusive of any amounts
              distributed  pursuant  to  clauses   (c)(i)  or   (c)(ii)  of  the
              definition  of  REMIC  II  Distribution  Amount)   to  be made and
              Realized  Losses  to  be  allocated on such Distribution  Date, if
              applicable,   which  is equal to the aggregate of the REMIC II YAA
              and REMIC II ZAA Principal Reduction Amounts.

(DELTA)Pk =   the aggregate principal reduction resulting on such Distribution
              Date  on  the  Loan  Group  BB  Mortgage  Loans  as  a  result  of principal  distributions  (exclusive  of  any  amounts distributed pursuant to clauses (c)(i) or (c)(ii) of  the  definition of REMIC
              II  Distribution  Amount)  to  be  made  and realized losses to be
              allocated  on  such  Distribution   Date,  which  is  equal to the
              aggregate    of  the   REMIC  II  YBB  and  REMIC II ZBB Principal
              Reduction Amounts.

(alpha)   =   .0005

(gamma)   =   (R - J%)/(K% - R).  (gamma) is  a  non-negative  number unless its denominator is zero, in which event it is undefined.

If (gamma) is zero, (DELTA)Yk = Yk and (DELTA)Yj = (Yj/Pj)(DELTA)Pj.

If (gamma) is undefined, (DELTA)Yj = Yj, (DELTA)Yk = (Yk/Pk)(DELTA)Pk. if denominator

In the remaining situations, (DELTA)Yk and (DELTA)Yj shall be defined as follows:

1. If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma) (Pj - (DELTA)Pj) < (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

2. If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma) (Pj - (DELTA)Pj) => (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

3. If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Yk/(gamma)), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

4. If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (Yk/(gamma)) => 0, and Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Yk/(gamma)), (DELTA)Yk = 0 and (DELTA)Yj = Yj - (Yk/(gamma)).

5. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Yk/(gamma)) < 0, and Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - ((gamma)Yj), (DELTA)Yk = Yk - ((gamma)Yj) and (DELTA)Yj = 0.

6. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and Yk - (alpha)(Pk - (DELTA)Pk) => Yk - ((gamma)Yj), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC II Y and REMIC II Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of Yk to Yj equal to (gamma) after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC II YAA, REMIC II YBB, REMIC II ZAA and REMIC II ZBB Regular Interests is greater than or equal to zero for such Distribution Date;

2. Making (i) the REMIC II YAA Principal Balance less than or equal to 0.0005 of the sum of the REMIC II YAA and REMIC II ZAA principal balances and (ii) the REMIC II YBB principal balances less than or equal to 0.0005 of the sum of the REMIC II YBB and REMIC II ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is Yk and whose denominator is the sum of Yk and Zk and (b) the fraction whose numerator is Yj and whose denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC II Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC II Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution in respect of interest on the related REMIC II Y and REMIC II Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC II Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

                                                                     EXHIBIT A-1

                          FORM OF CLASS I-A CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                                   Adjustable Pass-Through Rate


Class I-A Senior


Date of Pooling and Servicing
Agreement and Cut-off Date:              Aggregate Initial Certificate Principal
September 1, 2003                        Balance of this Certificate as of the
                                         Cut-off Date:
                                         $__________

First Distribution Date:                 Initial Certificate Principal Balance
October 25, 2003                         of this Certificate as of the Cut-off
                                         Date: $__________


Master Servicer:
Wells Fargo Bank Minnesota,              CUSIP: __________
National Association

Assumed Final Distribution Date:
September 25, 2033

                         BEAR STEARNS ALT-A TRUST 2003-4
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2003-4

         evidencing a fractional undivided interest in the distributions allocable to the Class I-A Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc. ("SAMI"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Cede &Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 2003                JPMORGAN CHASE BANK,
                                         not  in  its  individual  capacity  but
                                         solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class I-A-[1] [2] [3] Certificates referred to in the within-mentioned Agreement.

                                         JPMORGAN CHASE BANK,
                                         Authorized  signatory of JPMorgan Chase
                                         Bank, not  in  its  individual capacity
                                         but solely as Trustee

                                         By:
                                            ------------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor



                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _________________________________________.

This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-2

                         FORM OF CLASS II-A CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. 1                                   Adjustable Pass-Through Rate

Class II-A Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:              Aggregate Initial Certificate Principal
September 1, 2003                        Balance of this Certificate as of the
                                         Cut-off Date:
                                         $__________

First Distribution Date:                 Initial Certificate Principal Balance
October 25, 2003                         of this Certificate as of the Cut-off
                                         Date: $__________


Master Servicer:
Wells Fargo Bank Minnesota,              CUSIP: __________
National Association

Assumed Final Distribution Date:
September 25, 2033



                         BEAR STEARNS ALT-A TRUST 2003-4
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2003-4

         evidencing a fractional undivided interest in the distributions allocable to the Class II-A Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc. ("SAMI"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Cede &Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the

Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 2003                JPMORGAN CHASE BANK,
                                         not  in  its  individual  capacity  but
                                         solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class II-A-[1] [2] [3] Certificates referred to in the within-mentioned Agreement.

                                         JPMORGAN CHASE BANK,
                                         Authorized signatory of JPMorgan  Chase
                                         Bank,  not  in  its individual capacity
                                         but solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor



                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ______________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-3

                           FORM OF CLASS M CERTIFICATE

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          EACH BENEFICIAL OWNER OF A CLASS M CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) SUCH CERTIFICATE IS RATED AT LEAST "BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S, (II) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS"?OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

Certificate No.1                                    Adjustable Pass-Through Rate

Class M Subordinate


Date of Pooling and Servicing
Agreement and Cut-off Date:              Aggregate Initial Certificate Principal
September 1, 2003                        Balance of this Certificate as of the
                                         Cut-off Date:
                                         $__________

First Distribution Date:                 Initial Certificate Principal Balance
October 25, 2003                         of this Certificate as of the Cut-off
                                         Date: $__________


Master Servicer:
Wells Fargo Bank Minnesota,              CUSIP: __________
National Association

Assumed Final Distribution Date:
September 25, 2033



                         BEAR STEARNS ALT-A TRUST 2003-4
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2003-4

         evidencing a fractional undivided interest in the distributions allocable to the Class M Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc. ("SAMI"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

          Each beneficial owner of a Class M Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that Certificate or interest therein, that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P and Moody's, (ii) it is not a Plan or investing with "plan assets" of any Plan ,(iii)(1) it is an insurance company, (2) the source of funds used to acquire or hold the Certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 2003                JPMORGAN CHASE BANK,
                                         not  in  its  individual  capacity  but
                                         solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class M-[1] [2] Certificates referred to in the within-mentioned Agreement.

                                         JPMORGAN CHASE BANK,
                                         Authorized signatory of JPMorgan  Chase
                                         Bank,  not  in  its individual capacity
                                         but solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor



                                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ______________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-4

                           FORM OF CLASS R CERTIFICATE

          THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

          THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

          ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED

ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

Certificate No.1                                       Percentage Interest: 100%


Class R-__


Date of Pooling and Servicing
Agreement and Cut-off Date:              Aggregate Initial Certificate Principal
September 1, 2003                        Balance of this Certificate as of the
                                         Cut-off Date:
                                         $0.00

First Distribution Date:                 Initial Certificate Principal Balance
October 25, 2003                         of this Certificate as of the Cut-off
                                         Date: $0.00


Master Servicer:
Wells Fargo Bank Minnesota,              CUSIP: __________
National Association

Assumed Final Distribution Date:
September 25, 2033

                         BEAR STEARNS ALT-A TRUST 2003-4

                        MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 2003-4

         evidencing a fractional undivided interest in the distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc. ("SAMI"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any ownership interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any ownership interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any ownership interest in this Certificate in violation of such restrictions, then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Seller, which purchaser may be the Seller, or any affiliate of the Seller, on such terms and conditions as the Seller may choose.

          The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amounts required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Class R-_ Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor
the Trustee is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 2003                JPMORGAN CHASE BANK,
                                         not  in  its  individual  capacity  but
                                         solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class R-[I] [II] [III] [IV] Certificates referred to in the within-mentioned Agreement.

                                         JPMORGAN CHASE BANK,
                                         Authorized signatory of JPMorgan  Chase
                                         Bank,  not  in  its individual capacity
                                         but solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor



                                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ______________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-5

                         FORM OF CLASS B-IO CERTIFICATE

          THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

          THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN

OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1                                      Variable Pass-Through Rate


Class B-IO Subordinate


Date of Pooling and Servicing
Agreement and Cut-off Date:              Aggregate Initial Certificate Principal
September 1, 2003                        Balance of this Certificate as of the
                                         Cut-off Date:
                                         $__________

First Distribution Date:                 Initial Certificate Principal Balance
October 25, 2003                         of this Certificate as of the Cut-off
                                         Date: $__________


Master Servicer:
Wells Fargo Bank Minnesota,              CUSIP: __________
National Association

Assumed Final Distribution Date:
September 25, 2033


                         BEAR STEARNS ALT-A TRUST 2003-4
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2003-4

         evidencing a fractional undivided interest in the distributions allocable to the Class B-IO Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc. ("SAMI"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that ______________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the calendar month immediately preceding such Distribution Date (as hereinafter defined) on the Notional Amount hereof at a per annum rate equal to the Pass-Through Rate as set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount of interest required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Class B-IO Certificates have no Certificate Principal Balance. The Initial Notional Amount of this Certificate is set forth above.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule 144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Class B-IO Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 2003                JPMORGAN CHASE BANK,
                                         Not in its individual capacity but
                                         solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class B-IO Certificates referred to in the within-mentioned Agreement.

                                         JPMORGAN CHASE BANK,
                                         Authorized signatory of JPMorgan  Chase
                                         Bank, not in its individual capacity
                                         but solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                     Signature by or on behalf of assignor



                                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ______________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                     EXHIBIT A-6

                          FORM OF CLASS XP CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

          THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), or by a person using "PLAN assets" of a Plan, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE, MASTER SERVICER AND THE SECURITIES ADMINISTRATOR AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE TRUSTEE OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No.1


Class XP Senior


Date of Pooling and Servicing
Agreement and Cut-off Date:              Aggregate Initial Certificate Principal
September 1, 2003                        Balance of this Certificate as of the
                                         Cut-off Date:
                                         $__________

First Distribution Date:                 Initial Certificate Principal Balance
October 25, 2003                         of this Certificate as of the Cut-off
                                         Date: $__________


Master Servicer:
Wells Fargo Bank Minnesota,              CUSIP: __________
National Association

Assumed Final Distribution Date:
September 25, 2033


                         BEAR STEARNS ALT-A TRUST 2003-4
                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2003-4

         evidencing a fractional undivided interest in the distributions allocable to the Class XP Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties and sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc. ("SAMI"), the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by SAMI, the Master Servicer or the Trustee or any of their affiliates or any other person. None of SAMI, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that ________________ is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") primarily consisting of conventional adjustable rate mortgage loans secured by first liens on one- to four- family residential properties (collectively, the "Mortgage Loans") sold by SAMI. The Mortgage Loans were sold by EMC Mortgage Corporation ("EMC") to SAMI. Wells Fargo Bank Minnesota, National Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among SAMI, as seller (the "Seller"), the Master Servicer, Wells Fargo, as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

          The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of the related Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

          Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made (a) in reliance upon Rule

144A under the 1933 Act or (b) to a transferee that is an "Institutional Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Trustee, an Opinion of
Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Seller, the Trustee, the Securities Administrator or the Master Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Seller nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Securities Administrator, the Seller, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Class XP Certificate will be made unless the Trustee and the Securities Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities Administrator and which they may rely which is satisfactory to the Trustee that the purchase of this certificate is permissible under local law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code, as amended (the "Code") and will not subject the Master Servicer, the Trustee or the Securities Administrator to any obligation or liability in addition to those undertaken in the Agreement or (ii) a representation letter stating that the transferee is not acquiring directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a "Plan") that is subject to Title I of ERISA, and/or Section 4975 of the Code, or by a person using "plan assets" of a Plan.

          This  Certificate is one of a duly  authorized  issue of  Certificates designated as set forth on the face hereof (the "Certificates"). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that
neither  the  Securities   Administrator  nor  the  Trustee  is  liable  to  the
Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

          The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and of the Servicing Agreements and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by EMC, the Seller, the Master

Servicer, the Securities Administrator and the Trustee, and (ii) the amendment thereof and of the Servicing Agreements by the Master Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof and of the Servicing Agreements in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

          The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Master Servicer, the Trustee, the Securities Administrator and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Seller, the Master Servicer, the Trustee, the Securities Administrator or any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of
(i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or
(ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

          Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 30, 2003                JPMORGAN CHASE BANK,
                                         Not in its individual capacity but
                                         solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

          This is one of the Class XP Certificates referred to in the within-mentioned Agreement.

                                         JPMORGAN CHASE BANK,
                                         Authorized signatory of JPMorgan  Chase
                                         Bank, not in its individual capacity
                                         but solely as Trustee


                                         By:
                                            ------------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                     Signature by or on behalf of assignor



                                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

          The   assignee   should   include  the   following   for  purposes  of
distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ______________________________________.

          This information is provided by __________________, the assignee named above, or ________________________, as its agent.

                                                                       EXHIBIT B

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

          The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the Mortgagor's name;

(c) the street address (including city, state and zip code) of the Mortgaged Property;

(d) the property type;

(e) the Mortgage Rate;

(f) the Servicing Rate;

(g) the Net Rate;

(h) the original term;

(i) the maturity date;

(j) the stated remaining term to maturity;

(k) the original principal balance;

(1) the first payment date;

(m) the principal and interest payment in effect as of the Cut-off Date;

(n) the unpaid principal balance as of the Cut-off Date;

(o) the Loan-to-Value Ratio at origination;

(p) paid-through date;

(q) the insurer of any Primary Mortgage Insurance Policy;

(r) the Gross Margin, if applicable;

(s) the Maximum Lifetime Mortgage Rate, if applicable;

(t) the Minimum Lifetime Mortgage Rate, if applicable;

(u) the Periodic Rate Cap, if applicable;

(v) the number of days delinquent, if any;

(w) which Mortgage Loans adjust after an initial fixed-rate period of two, three, five, seven or ten years; and

(x) The Prepayment Charge Loans.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                                                       EXHIBIT C

                                   [RESERVED]

                                                                       EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      JPMorgan Chase Bank
         4 New York Plaza, 6th Floor
         New York, New York 10004

RE: Pooling and Servicing Agreement, dated as of September 1, 2003 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee, issuing Bear Stearns Alt-A Trust Series 2003-4, Mortgage Pass-Through Certificates, Series 2003-4
         -------------------------------------------------

         In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
-----------------------------------

Reason for Requesting Documents (check one):
--------------------------------------------

_____    1.  Mortgage  Paid  in  Full  and proceeds have been deposited into the
             Custodial Account

_____    2.  Foreclosure

_____    3.  Substitution

_____    4.  Other Liquidation

_____    5.  Nonliquidation                     Reason:

_____    6.  California Mortgage Loan paid in full


                                         By:
                                            ------------------------------------
                                            (authorized signer)

                                         Issuer:
                                         Address:

                                         Date:

                                                                       EXHIBIT E

                           FORM OF TRANSFER AFFIDAVIT

                                        Affidavit pursuant to Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Investor] (record or beneficial owner of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4, Class R-__ Certificates) (the "Class R Certificates") (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _____] [the United States], on behalf of which he makes this affidavit.

          2. That the Owner (i) is not and will not be as of [Closing Date][date of purchase] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          SECTION 1. 4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          SECTION 2. 5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          SECTION 3. 6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.05 of the Pooling and Servicing Agreement under which the Class R Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          SECTION 4. 7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          SECTION  5.  8.  The  Owner's  Taxpayer  Identification  Number  is  #
_______________.

          SECTION 6. 9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          SECTION 7. 10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1 (c) and recent amendments thereto, effective as of August 19, 2002, and
(ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

          SECTION 8. 11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          SECTION 9. 12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          SECTION 10. 13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          SECTION 11. 14. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

          SECTION 12. 15. (a) The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (1) or (2) are accurate:

          SECTION 13. (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA;

          (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements is accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

          (b) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

          In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

          Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ____ day of _________, 20__.

                                         [NAME OF INVESTOR]

                                         By:
                                            ------------------------------------
                                            [Name of Officer]
                                            [Title of Officer]
                                            [Address of Investor for  receipt of
                                             distributions]
                                             Address  of Investor for receipt of
                                             tax information:

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

         Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

                                                                     EXHIBIT F-1

                    FORM OF INVESTMENT LETTER (NON-RULE 144A)

                              ______________,200___

Structured Asset Mortgage Investments Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2003-4

         Re:  Bear Stearns Alt-A Trust 2003-4
              Mortgage Pass-Through Certificates, Series 2003-4, Class__
              -----------------------------------------------------------

Ladies and Gentlemen:

         ______________    (the   "Purchaser")    intends   to   purchase   from
______________ (the "Seller") $_________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2003-4, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of September 1, 2003 among Structured Asset Mortgage Investments Inc., as seller (the "Seller"), EMC Mortgage Corporation, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and JPMorgan Chase Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

                    1. The Purchaser  understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Seller is not required to so register or qualify the Certificates,
          (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
          (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                    2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                    3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                    4. The Purchaser has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Seller as has been requested by the Purchaser from the Seller or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

                    5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                    6. The Purchaser (if the Certificate is not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                    (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                    (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

          In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities Administrator and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                         Very truly yours,



                                         [PURCHASER]



                                         By:
                                            ------------------------------------

                                         Name:

                                         Title:

                                                                     EXHIBIT F-2


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

             -------------------------------------------------------

             -------------------------------------------------------

             -------------------------------------------------------

             -------------------------------------------------------

          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined to the Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Agreement"), among the Company, EMC, Wells Fargo Bank Minnesota, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee")) as follows:

          (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Master Servicer.

          (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          [3. The Buyer (if the Rule 144A Securities are not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

          (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

          (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

------------------------------------     ---------------------------------------
Print Name of Seller                     Print Name of Buyer

By:                                      By:
   ---------------------------------        ------------------------------------
   Name:                                    Name:
   Title:                                   Title:

Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
   ---------------------------------        ------------------------------------
Date:                                    Date:
     -------------------------------          ----------------------------------

                                                            ANNEX 1 TO EXHIBIT F

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     --   Corporation,  etc.  The  Buyer is a  corporation  (other  than a bank,
          -----------------
          savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     --   Bank.  The  Buyer  (a)  is a  national  bank  or  banking  institution
          ----
          organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     --   Savings  and Loan.  The Buyer (a) is a savings  and loan  association,
          -----------------
          building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     --   Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15
          -------------
          of the Securities Exchange Act of 1934.

     --   Insurance Company. The Buyer is an insurance company whose primary and
          -----------------
          predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     --   State or Local Plan. The Buyer is a plan established and maintained by
          -------------------
          a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     --   ERISA Plan.  The Buyer is an employee  benefit plan within the meaning
          ----------
          of Title I of the Employee Retirement Income Security Act of 1974.

     --   Investment  Adviser.  The Buyer is an  investment  adviser  registered
          -------------------
          under the Investment Advisers Act of 1940.

     --   SBIC. The Buyer is a Small Business Investment Company licensed by the
          ----
          U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     --   Business  Development  Company.  The Buyer is a  business  development
          ------------------------------
          company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     --   Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust
          ----------
          company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

-------  -------   Will the Buyer be purchasing the Rule 144A
Yes      No        Securities only for the Buyer's own account?

          6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                         Print Name of Buyer

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                            Date:
                                                 -------------------------------

                                                                     EXHIBIT F-3


                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                    ______, 20__

Structured Asset Mortgage Investments Inc.
383 Madison Avenue
New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2003-4

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2003-4

         Re:  Mortgage Pass-Through Certificates, Series 2003-4
              -------------------------------------------------

Ladies and Gentlemen:

          In connection with the sale by ________ (the "Seller") to _________ (the "Purchaser") of $________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2003-4 (the "Certificates") pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), among Structured Asset Mortgage Investments Inc. (the "Company"), EMC Mortgage Corporation ("EMC"), Wells Fargo Bank Minnesota, N.A., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The

Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                         Very truly yours,

                                         ---------------------------------------
                                         (Seller)



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                                                       EXHIBIT G

                           FORM OF CUSTODIAL AGREEMENT
                           ---------------------------

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement'), dated as of September 30, 2003, by and among JPMORGAN CHASE BANK, as trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS INC., as company (together with any successor in interest, the "Company"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:
                                ----------------

          WHEREAS, the Company, EMC, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of September 1, 2003, relating to the issuance of Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company or the Master Servicer under the Pooling and Servicing Agreement and the Servicers under their respective Servicing Agreements, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II.
                          CUSTODY OF MORTGAGE DOCUMENTS

          Section 2.1. Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a) receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the AMortgage Files@) and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments of Mortgage to the Trustee in a state which is specifically excluded from the Opinion of Counsel delivered by the Seller to the Trustee (with a copy to the Custodian) pursuant to the provisions of Section
2.01 of the Pooling and Servicing Agreement, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

          Section 2.3. Review of Mortgage Files.

          (1) On or prior to the Closing Date, in accordance with Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the AMortgage Loan Schedule@).

          (2) Within 90 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling and Servicing Agreement, each such document, and shall deliver to the Seller and the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all such documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

          (3) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Seller and the Trustee a Final
Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

          (4) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

          Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

          Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Company as set forth in the Pooling and Servicing Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the related Servicer and the Trustee.

          Section 2.5. Custodian to Cooperate: Release of Mortgage Files. Upon receipt of written notice from the Trustee that the Mortgage Loan Seller has repurchased a Mortgage Loan pursuant to Article II of the Pooling and Servicing Agreement, and that the purchase price therefore has been deposited in the Master Servicer Collection Account or the Distribution Account, then the Custodian agrees to promptly release to the Mortgage Loan Seller the related Mortgage File.

          Upon the Custodian=s receipt of a request for release (a ARequest for Release@) substantially in the form of Exhibit D to the Pooling and Servicing Agreement signed by a Servicing Officer of the related Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the related Servicer the related Mortgage File. The Company shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

          From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the related Servicer shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of all of the Mortgage File be released to the related Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the related Servicer. The related Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the related Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Master Servicer Collection Account or the Distribution Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the related Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

          At any time that a Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be accompanied by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Mortgage Loan Seller and the related Mortgage Note shall be endorsed without recourse, representation or warranty by the Trustee and be returned to the Mortgage Loan Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the related Servicer.

          Section 2.6. Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the related Servicing Agreement, shall cause the related Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III.
                            CONCERNING THE CUSTODIAN

          Section 3.1. Custodian as Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicers or the Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2. Reserved

          Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Company pursuant to the Pooling and Servicing Agreement.

          Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

          Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV.
                            MISCELLANEOUS PROVISIONS

          Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

          Section 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                              JPMORGAN CHASE BANK, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004              By:_______________________________________
                                      Name:
Attention:                            Title:
Telecopy:
Confirmation:
Address:                              STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

383 Madison Avenue
New York, New York 10179              By:_______________________________________
                                      Name:    Baron Silverstein
                                      Title:   Vice President

Address:                              WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Master Servicer
9062 Old Annapolis
Columbia, Maryland 21045
Attention: BSALTA 2003-4              By:_______________________________________
                                      Name:
                                      Title:

Address:                              WELLS FARGO BANK MINNESOTA,
                                      NATIONAL ASSOCIATION, as Custodian
1015 10th Avenue
Minneapolis, Minnesota 55414          By:_______________________________________
Attention: BSALTA 2003-4              Name:
Telecopier: (612) 667-1068            Title:

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )

          On the ___ day of September 2003 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _________________of JPMorgan Chase Bank, a New York State banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            ------------------------------------
                                            Notary Public

[SEAL]

STATE OF MARYLAND  )
                   ) ss.:
COUNTY OF HOWARD   )

          On the ___ day of September 2003 before me, a notary public in and for said State, personally appeared Stacey Wainwright, known to me to be an Assistant Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            ------------------------------------
                                            Notary Public

[SEAL]

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )

          On the ___ day of September 2003 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            ------------------------------------
                                            Notary Public

[Notarial Seal]

STATE OF MARYLAND   )
                    )ss.:
COUNTY OF HOWARD    )


          On the ___ day of September 2003 before me, a notary public in and for said State, personally appeared _____________, known to me to be a/an _______________ of Wells Fargo Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            ------------------------------------
                                            Notary Public

[Notarial Seal]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                                        September  __, 20__


JPMorgan Chase Bank                   Structured Asset Mortgage Investments Inc.
4 New York Plaza, 6th Floor           383 Madison Avenue
New York, New York 10004              New York, New York 10179

Attention: Structured Asset Mortgage Investments Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4

 Re:  Custodial  Agreement,  dated as of September  30, 2003, by and among JPMorgan Chase Bank, Structured Asset Mortgage Investments Inc. and Wells Fargo Bank Minnesota, National Association relating to
      Bear Stearns  ALT-A  Trust,  Mortgage  Pass-Through  Certificates,
      Series 2003-4
      --------------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or lost note affidavit) to the extent required in Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                By: _______________________________
                                    Name:
                                    Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                        _________, 20__



JPMorgan Chase Bank                   Structured Asset Mortgage Investments Inc.
4 New York Plaza, 6th Floor           383 Madison Avenue
New York, New York 10004              New York, New York 10179

Attention:  Structured Asset Mortgage Investments Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4

 Re: Custodial Agreement, dated as of September 30, 2003, by and among JPMorgan Chase Bank, Structured Asset Mortgage Investments Inc. and Wells Fargo Bank Minnesota, National Association relating to
       Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates,
       Series 2003-4
       ---------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION


                               By: _____________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                                        __________, 20__



JPMorgan Chase Bank                   Structured Asset Mortgage Investments Inc.
4 New York Plaza, 6th Floor           383 Madison Avenue
New York, New York 10004              New York, New York 10179

Attention: Structured Asset Mortgage Investments Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4

 Re:   Custodial Agreement, dated as of September 30, 2003, by and among JPMorgan Chase Bank, Structured Asset Mortgage Investments Inc. and Wells Fargo Bank Minnesota, National Association relating to
       Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates,
       Series 2003-4
       ---------------------------------------------------------------------


Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02(b) of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or a lost note affidavit;

          (ii) the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon;

          (iii) unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon;

          (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

          (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

          (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance, and

          (vii) originals of all modification agreements, if applicable and available.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

                                      WELLS FARGO BANK MINNESOTA, NATIONAL
                                      ASSOCIATION



                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                                                     EXHIBIT H-1

                          ALLIANCE SERVICING AGREEMENT

                             (Provided Upon Request)

                                                                     EXHIBIT H-2

                       BANK OF AMERICA SERVICING AGREEMENT
                             (Provided Upon Request)

                                                                     EXHIBIT H-3

                          BANK ONE SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                     EXHIBIT H-4

                          CENDANT SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                     EXHIBIT H-5

                        COUNTRYWIDE SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                     EXHIBIT H-6

                            EMC SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                     EXHIBIT H-7

                            GMAC SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                     EXHIBIT H-8

                          INDYMAC SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                     EXHIBIT H-9

                       NATIONAL CITY SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                    EXHIBIT H-10

                         U.S. BANK SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                    EXHIBIT H-11

                            WAMU SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                    EXHIBIT H-12

                         WATERFIELD SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                    EXHIBIT H-13

                        WELLS FARGO SERVICING AGREEMENTS

                             (Provided Upon Request)

                                                                       EXHIBIT I

                              ASSIGNMENT AGREEMENTS

                             (Provided Upon Request)

                                                                       EXHIBIT J

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of September 30, 2003, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation
 ---------
(the "Mortgage Loan Seller"),  and STRUCTURED ASSET MORTGAGE INVESTMENTS INC., a
      --------------------
Delaware corporation (the "Purchaser").

          Upon the terms and subject to the conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties (collectively, the "Mortgage Loans") as
                                                            --------------
described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Bear Stearns ALT-A Trust, Mortgage
                 -----------
Pass-Through Certificates,  Series 2003-4 (the "Certificates"),  under a pooling
                                                ------------
and servicing  agreement,  to be dated as of September 1, 2003 (the "Pooling and
                                                                     -----------
Servicing  Agreement"),  among  the  Purchaser,  as  seller,  Wells  Fargo  Bank
--------------------
Minnesota, National Association, as master servicer and securities administrator, JPMorgan Chase Bank, as trustee (the "Trustee") and EMC Mortgage
                                                      -------
Corporation.

          The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-68542) ---------- relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under -------------- the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as --------------- from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the ----------------------- "Prospectus," respectively. The "Prospectus Supplement" shall mean that ---------- ---------------------- supplement, dated September [26], 2003 to the Prospectus, dated April 25, 2003, relating to certain classes of the Certificates. With respect to the Public Offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a
terms  agreement  dated  as  of   -------------   September  [26],  2003  to  an
underwriting agreement dated June 25, 1996, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement"). ----------------------

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. Definitions. Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

          Acquisition Price: Cash in an amount equal to $_______ (plus $_______ in accrued interest)1.

          Bear Stearns: Bear, Stearns & Co. Inc.
          ------------
          Closing Date: September 30, 2003. Cut-off Date: September 1, 2003.
          ------------
          Cut-off Date Balance: $[_______].
          --------------------
          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a
          ---------------------
Substitute Mortgage Loan.

          Due Date: With respect to each Mortgage Loan, the date in each
          --------
month on which its scheduled payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

          Master  Servicer:  Wells Fargo Bank Minnesota,  National  Association.
          ----------------

          Moody's:  Moody's  Investors  Service,  Inc.,  or  its  successors  in
          -------
interest.

          Mortgage:  The  mortgage or deed of trust  creating a first lien on an
          --------
interest in real property securing a Mortgage Note.

          Mortgage  File:  The items  referred to in Exhibit 1  pertaining  to a
          --------------                             ---------
particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage  Interest  Rate:  The  annual  rate of  interest  borne  by a
          ------------------------
Mortgage Note as stated therein.

          Mortgagor: The obligor(s) on a Mortgage Note.
          ---------

          Net Rate: For each Mortgage Loan, the Mortgage  Interest Rate for such
          --------
Mortgage Loan less the Servicing Fee Rate.

          Opinion of Counsel:  A written opinion of counsel,  who may be counsel
          ------------------
for the Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

          Person:  Any legal  person,  including  any  individual,  corporation,
          ------
    partnership, joint venture, association,   joint  stock   company,   trust,
unincorporated organization or government or any agency or political subdivision thereof.

          Purchase  Price:  With respect to any  Mortgage  Loan (or any property
          ---------------
acquired with respect thereto) required to be repurchased by the Mortgage Loan Seller pursuant to this

----------
1  Please contact Bear, Stearns & Co. Inc. for Purchase Price.

Agreement or Article II of the Pooling and Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and reduced by (c) any portion of the Master Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti-predatory or abusive lending laws.

          PWS Agreements:  The various agreements  attached hereto as Exhibit 6.
          --------------
          Rating Agencies:  Standard & Poor's and Moody's,  each a "Rating
          ---------------
Agency."

          Securities Act: The Securities Act of 1933, as amended.
          --------------

          Security Instrument:  A written instrument creating a valid first lien
          ------------------
on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

          Standard & Poor's:  Standard & Poor's,  a division of The  McGraw-Hill
          -----------------
Companies, Inc. or its successors in interest.

          Substitute  Mortgage Loan: A mortgage loan  substituted  for a Deleted
          -------------------------
Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

          Value: The value of the Mortgaged  Property at the time of origination
          -----
of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Mortgage Loan or (ii) the sales price of such property at the time of origination.

          SECTION 2. Purchase and Sale of the Mortgage Loans and Related Rights.
(a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate outstanding principal balance as of the Cut-off Date equal to the Cut-off Date Balance.

          (i) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

          (ii) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, the Purchaser shall pay to the Mortgage Loan Seller the Acquisition Price for the Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Mortgage Loan Seller.

          (iii) In addition to the foregoing, on the Closing Date the Mortgage Loan Seller assigns to the Purchaser all of its right, title and interest in the PWS Agreements (other than its right to enforce the representations and warranties set forth therein).

          SECTION 3. Mortgage Loan Schedules. The Mortgage Loan Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Mortgage Loans (the "Preliminary Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller. If there are changes to the Preliminary Mortgage Loan Schedule, the Mortgage Loan Seller shall provide to the Purchaser as of the Closing Date a final schedule (the "Final Mortgage Loan Schedule") setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the Purchaser. The Final Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to an amendment to this Agreement to be executed on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Mortgage Loan Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Mortgage Loan Schedule, the Preliminary Mortgage Loan Schedule shall be the Final Mortgage Loan Schedule for all purposes hereof.

          SECTION 4. Mortgage Loan Transfer.

          (i) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereon, other than scheduled principal and interest, received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereon, other than scheduled principal and interest, received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Mortgage Loan Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

          (ii) Pursuant to various conveyancing documents to be executed on the Closing Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Mortgage Loan Seller has delivered or will deliver or cause to be delivered to the Trustee by the Closing Date or such later date as is agreed to by the Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage
                  ------------------------------
File, provided, however, that in lieu of the foregoing, the Mortgage Loan Seller
      --------  -------
may deliver the following  documents,  under the  circumstances set forth below:
(x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Mortgage Loan Seller in time to permit their delivery as specified above, the Mortgage Loan Seller may deliver a true copy thereof with a certification by the Mortgage Loan Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording" (y) in lieu of the Security Instrument, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Mortgage Loan Seller to such effect) the Mortgage Loan Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 5, the Mortgage Loan Seller may deliver lost note affidavits and indemnities of the Mortgage Loan Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Mortgage Loan Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Mortgage Loan Seller or the Master Servicer to such effect. The Mortgage Loan Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Mortgage Loan Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Security Instrument to be recorded not later than 180 days after the Closing Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

          (iii) The Mortgage Loan Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to JPMorgan Chase Bank, as Trustee for the Certificateholders, on the date hereof.

          SECTION 5.  Examination  of Mortgage  Files.  Examination  of Mortgage
Files.

          (i) On or before the Mortgage File Delivery Date, the Mortgage Loan Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee or the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Mortgage Loan Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Mortgage Loan Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Mortgage Loan Seller and/or the Mortgage Loan Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

          (ii) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee, for the benefit of the Certificateholders, will review or cause the Custodian to review items of the Mortgage Files as set forth on
Exhibit 1 and will deliver or cause the Custodian to deliver to deliver the Mortgage Loan Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

       (iii) Pursuant to the Pooling and Servicing Agreement, within 90 days of the Closing Date, the Trustee will review or shall cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer an interim certification substantially in the form of Exhibit Two to the Custodial Agreement.

          (iv) Pursuant to the Pooling and Servicing Agreement, within 180 days of the Closing Date (or, with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof) the Trustee will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and --------- the Master Servicer a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee is unable to deliver a final certification with respect to the items listed in Exhibit 1 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Final Mortgage Loan Schedule (a "Material Defect"), the Trustee or the Custodian, as its agent, shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage Loan Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Mortgage Loan Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Mortgage Loan Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Mortgage Loan Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Mortgage Loan Seller shall not be required to purchase such Mortgage Loan if the Mortgage Loan Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Mortgage Loan Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Mortgage Loan Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of Mortgage Loan Seller or a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Mortgage Loan Seller within thirty days of its receipt of the original recorded document.

          (v) At the time of any substitution, the Mortgage Loan Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Mortgage Loan Seller and cause the Trustee to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in the possession of the Trustee relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

          SECTION 6. Recordation of Assignments of Mortgage.

          (i) The Mortgage Loan Seller shall, promptly after the Closing Date, cause each Mortgage and each assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Closing Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Mortgage Loan Seller need not cause to be recorded any assignment which relates to a Mortgage Loan if (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Trustee which states that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan or (b) MERS is identified on the Mortgage or a properly recorded assignment of the Mortgage, as the Mortgagee of record solely as nominee for the Mortgage Loan Seller and its successors and assigns; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Mortgage Loan Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of
(i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of a Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

          While each such Mortgage or assignment is being recorded, if necessary, the Mortgage Loan Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Closing Date, a Security Instrument is not recorded pursuant to the preceding paragraph or the Trustee has not received evidence of recording with respect to each Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above, the failure to provide evidence of recording or such Opinion of Counsel (in the alternative, if required) shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Mortgage Loan Seller.

          (ii) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to
Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (c) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

          SECTION 7. Representations and Warranties of Mortgage Loan Seller Concerning the Mortgage Loans. The Mortgage Loan Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

          (i) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

          (ii) immediately prior to the transfer to the Purchaser, the Mortgage Loan Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

          (iii) to the best of the Mortgage Loan Seller's knowledge, each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory lending laws; and, to the best of the Mortgage Loan Seller's knowledge, each Mortgage Loan has been serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

        (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Mortgage Loan Seller, any of its affiliates nor any servicer of any related Mortgage Loan has taken any action to waive any default, breach or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

          (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (i) if required by law in the jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

          (vi) no selection procedure reasonably believed by the Mortgage Loan Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

          (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (xiiii) below;

          (ix) as of the Cut-off Date, to the best of the Mortgage Loan Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

          (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (xi) to the best of the Mortgage Loan Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

        (xii)  to the  best  of the  Mortgage  Loan  Seller's  knowledge,  the
     Mortgaged   Property  and  all   improvements   thereon   comply  with  all
     requirements of any applicable zoning and subdivision laws and ordinances;

          (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Mortgage Loan was created by a title insurance company which, to the best of the Mortgage Loan Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Mortgage Loan. The
     Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

          (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan;

          (xv) as of the Closing Date, the improvements on each Mortgaged Property securing a Mortgage Loan is insured (by an insurer which is acceptable to the Mortgage Loan Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Mortgage Loan or the outstanding principal balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of
     (i) the outstanding principal balance of the Mortgage Loan, (ii) the restorable cost of improvements located on such Mortgaged Property or (iii) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

          (xvi) each Mortgage  Loan  constitutes  a "qualified  mortgage"  under
     Section   860G(a)(3)(A)  of  the  Code  and  Treasury   Regulation  Section
     1.8600-2(a)(1);

          (xvii) each Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended;

          (xviii)  none of the  Mortgage  Loans are (a) loans  subject to 12 CFR
     Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended or (b) classified and/or defined as a "high cost home loan" under any state or federal law, including, but not limited to, the States of Georgia or North Carolina, or the City of New York; and

          (xxix) the information set forth in Schedule A of the Prospectus Supplement with respect to the Mortgage Loans is true and correct in all material respects.

          It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

          Upon discovery or receipt of notice by the Mortgage Loan Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Mortgage Loan Seller, or the date the Mortgage Loan Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Mortgage Loan Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Mortgage Loan Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Mortgage Loan Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof.

          Any cause of action against the Mortgage Loan Seller or relating to or arising out of a breach by the Mortgage Loan Seller of any representations and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Mortgage Loan Seller or notice thereof by the party discovering such breach and (ii) failure by the Mortgage Loan Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

          SECTION 8. Representations and Warranties Concerning the Mortgage Loan Seller. As of the date hereof and as of the Closing Date, the Mortgage Loan Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

               (i) the Mortgage Loan Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's business as presently conducted or on the Mortgage Loan Sellers ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (ii) the Mortgage Loan Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (iii) the execution and delivery by the Mortgage Loan Seller of this Agreement have been duly authorized by all necessary action on the part of the Mortgage Loan Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Mortgage Loan Seller or its properties or the charter or by-laws of the Mortgage Loan Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (iv) the execution, delivery and performance by the Mortgage Loan Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

               (v) this Agreement has been duly executed and delivered by the Mortgage Loan Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Mortgage Loan Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

               (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Mortgage Loan Seller will be determined adversely to the Mortgage Loan Seller and will if determined adversely to the Mortgage Loan Seller materially and adversely affect the Mortgage Loan Seller's ability to perform its obligations under this Agreement; and the Mortgage Loan Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

               (vii) the  Mortgage  Loan  Seller's  Information  (as  defined in
          Section 13(a) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          SECTION 9. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Mortgage
Loan Seller as follows:

               (i) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (ii) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (iii) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (iv) the execution,  delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

               (v) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

               (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

               (vii) the Purchaser's Information (as defined in Section 13(b) hereof) does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          SECTION 10. Conditions to Closing.

               (1) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                    (a) Each of the  obligations  of the  Mortgage  Loan  Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Mortgage Loan Seller.

                    (b) The  Purchaser  shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

               (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

               (ii) If required pursuant to Section 3 hereof, the Final Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

               (iii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

               (iv) A certificate of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Mortgage Loan Seller authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Mortgage Loan Seller;

               (v) One or more  opinions  of  counsel  from  the  Mortgage  Loan
          Seller's   counsel   otherwise  in  form  and   substance   reasonably
          satisfactory to the Purchaser, the Trustee and each Rating Agency;

               (vi) A letter from each of the Rating Agencies giving each Class of Certificates set forth on Schedule A the rating set forth on Schedule A; and

               (vii) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

                    (c) The Certificates to be sold to Bear Stearns pursuant to the Underwriting Agreement and the Purchase Agreement shall have been issued and sold to Bear Stearns.

                    (d) The Mortgage Loan Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

                    (2) The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                    (a) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Mortgage Loan Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

                    (b) The Mortgage Loan Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Mortgage Loan Seller, duly executed by all signatories other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

               (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Closing Date and any documents referred to therein;

               (ii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

               (iii) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Mortgage Loan Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

               (iv) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller;

               (v) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates;

          SECTION 11. Fees and Expenses. Subject to Section 17 hereof, the Mortgage Loan Seller shall pay on the Closing Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Mortgage Loan Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fee for the use of Purchaser's Registration Statement based on the aggregate original principal amount of the Certificates and the filing fee of the Commission as in effect on the date on which the Registration Statement was declared effective, (iv) the fees and expenses including counsel's fees and expenses in connection with any "blue sky" and legal investment matters, (v) the fees and expenses of the Trustee which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the Closing and (C) review of the Mortgage Loans to be performed by the Trustee,
(vi) the expenses for printing or otherwise reproducing the Certificates, the Prospectus and the Prospectus Supplement, (vii) the fees and expenses of each Rating Agency (both initial and ongoing), (viii) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator to the Trustee) from the Mortgage Loan Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in
Section 6(a) hereof,  as the case may be, and (ix)  Mortgage  File due diligence
expenses  and  other  out-of-pocket   expenses  incurred  by  the  Purchaser  in
connection with the purchase of the Mortgage Loans and by Bear Stearns in connection with the sale of the Certificates. The Mortgage Loan Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

          SECTION 12. Accountants' Letters.

          (i) Deloitte & Touche LLP will review the characteristics of a sample of the Mortgage Loans described in the Final Mortgage Loan Schedule and will compare those characteristics to the description of the Mortgage Loans contained in the Prospectus Supplement under the captions "Summary of
     Terms?The Mortgage Pool" and "Description of the Mortgage Loans" and in Annex A thereto. The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement. Deloitte & Touche LLP will also confirm certain calculations as set forth under the caption "Yield and Prepayment Considerations" in the Prospectus Supplement.
     (ii) To the extent statistical information with respect to the Master Servicer's servicing portfolio is included in the Prospectus Supplement under the caption "The Master Servicer," a letter from the certified public accountant for the Master Servicer will be delivered to the Purchaser dated the date of the Prospectus Supplement, in the form previously agreed to by the Mortgage Loan Seller and the Purchaser, with respect to such statistical information.

          SECTION 13. Indemnification.

          (i) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Mortgage Loan Seller's Information as identified in Exhibit 3, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Mortgage Loan Seller and in which additional Mortgage Loan Seller's Information is identified), in reliance upon and in conformity with Mortgage Loan Seller's Information a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty assigned or made by the Mortgage Loan Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Mortgage Loan Seller to perform its obligations under this Agreement; and the Mortgage Loan Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

     The foregoing indemnity agreement is in addition to any liability which the Mortgage Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

          (ii) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller and its respective directors, officers and controlling persons (as defined in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement of a material fact contained in the Purchaser's Information as identified in Exhibit 4, the omission to state in the Prospectus Supplement or Prospectus (or any amendment thereof or supplement thereto approved by the Purchaser and in which additional Purchaser's Information is identified), in reliance upon and in conformity with the Purchaser's Information, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made, not misleading, (ii) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (iii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Mortgage Loan Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

          (iii) Promptly after receipt by an indemnified  party under subsection
     (a) or  (b)  above  of  notice  of the  commencement  of any  action,  such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action,
     (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (iv) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in Section 13, then the indemnifying party shall in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

          (v) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

          SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation, Mac Arthur Ridge II, 909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention:
Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

          SECTION 15. Transfer of Mortgage Loans. The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Mortgage Loan Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Mortgage Loan Seller shall be the purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

          SECTION 16. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Closing Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Mortgage Loan Seller, if the conditions to the Mortgage Loan Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause
(a), each party shall be responsible for its own expenses.

          SECTION 17. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Final Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary Mortgage Loan Schedule pursuant to
Section 3 hereof prior to the Closing.

          SECTION 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          SECTION  19.   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

          SECTION 20. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

          SECTION 21. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          SECTION 22. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

          SECTION 23. Successors and Assigns.

     This Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Mortgage Loan Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Mortgage Loan Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any person into which the Mortgage Loan Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Mortgage Loan Seller), any person resulting from a change in form of the Mortgage Loan Seller or any person succeeding to the business of the Mortgage Loan Seller, shall be considered the "successor" of the Mortgage Loan Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

          SECTION 24. The Mortgage Loan Seller. The Mortgage Loan Seller will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

          SECTION 25. Entire Agreement. This Agreement contains the entire -agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          SECTION 26. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      EMC MORTGAGE CORPORATION


                                      By:_______________________________________
                                      Name:
                                      Title:


                                      STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                      By:_______________________________________
                                      Name:
                                      Title:

                                    EXHIBIT 1
                                    ---------

                            CONTENTS OF MORTGAGE FILE
                            -------------------------

     EXHIBIT 1      CONTENTS OF MORTGAGE FILE
     ---------      -------------------------

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or lost note affidavit;

          (ii) The original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

          (iii) Unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee", with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Pooling and Servicing Agreement, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows:
     "Certified to be a true and correct copy of the original, which has been transmitted for recording");

          (iv) All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

          (v) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

          (vi) The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and

          (vii) The originals of all modification agreements, if applicable and available.

                                    EXHIBIT 2
                                    ---------

                       MORTGAGE LOAN SCHEDULE INFORMATION
                       ----------------------------------

     The Preliminary and Final Mortgage Loan Schedules shall set forth the following information with respect to each Mortgage Loan:

(a) the loan number;

(b) the Mortgagor's name;

(c) the city, state and zip code of the Mortgaged Property;

(d) the property type;

(e) the Mortgage Interest Rate;

(f) the Servicing Rate;

(g) the Net Rate;

(h) the original term;

(i) the maturity date;

(j) the stated remaining term to maturity;

(k) the original principal balance;

(1) the first payment date;

(m) the principal and interest payment in effect as of the Cut-off Date;

(n) the unpaid principal balance as of the Cut-off Date;

(o) the Loan-to-Value Ratio at origination;

(p) paid-through date;

(q) the insurer of any Primary Mortgage Insurance Policy;

(r) the Gross Margin, if applicable;

(s) the Maximum Lifetime Mortgage Rate, if applicable;

(t) the Minimum Lifetime Mortgage Rate, if applicable;

(u) the Periodic Rate Cap, if applicable;

(v) the number of days delinquent, if any; and

(w) which Mortgage Loans adjust after an initial fixed-rate period of five, seven or ten years.

Such schedule also shall set forth for all of the Mortgage Loans, the total number of Mortgage Loans, the total of each of the amounts described under (k) and (n) above, the weighted average by principal balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                    EXHIBIT 3
                                    ---------

                       MORTGAGE LOAN SELLER'S INFORMATION
                       ----------------------------------

     EXHIBIT 3      MORTGAGE LOAN SELLER'S INFORMATION.
     ---------      -----------------------------------

     All information in the Prospectus  Supplement described under the following
Sections: "SUMMARY OF TERMS -- The Mortgage Pool," "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                    EXHIBIT 4
                                    ---------

                             PURCHASER'S INFORMATION
                             -----------------------

EXHIBIT 4           MORTGAGE LOAN SELLER'S INFORMATION.
---------           -----------------------------------

     All information in the Prospectus Supplement and the Prospectus, except the Mortgage Loan Seller's Information.

                                    EXHIBIT 5
                                    ---------

                             SCHEDULE OF LOST NOTES
                             ----------------------

EXHIBIT 5           MORTGAGE LOAN SELLER'S INFORMATION.
---------           -----------------------------------

                             Available Upon Request

                                    EXHIBIT 6
                                    ---------

                           SCHEDULE OF PWS AGREEMENTS
                           --------------------------

                                [to be provided]*


     *Available upon request.

                                   SCHEDULE A
                                   ----------

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES
                 -----------------------------------------------

SCHEDULE A          REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES
----------          -----------------------------------------------

                               Public Certificates
                               -------------------

--------------------------- ----------------------- ---------------------------
        Class                         S&P                   Moody's

I-A-1                                 AAA                    Aaa
I-A-2                                 AAA                    Aaa
I-A-3                                 AAA                    Aaa
II-A-1                                AAA                    Aaa
II-A-2                                AAA                    Aaa
II-A-3                                AAA                    Aaa
M-1                                   AA                     Aa2
M-2                                    A                      A2


The Class R-I, Class R-II, Class XP and Class B-IO have not been rated.

None of the above ratings has been lowered since the respective dates of such letters.

                                   SCHEDULE B
                                   ----------

                             MORTGAGE LOAN SCHEDULE
                             ----------------------

                             [Provided upon request]



                                                                       EXHIBIT K

               FORM OF SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                            EMC MORTGAGE CORPORATION

                                    as Seller

                                       and

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                                  as Purchaser

                                   Dated as of

                               October [__], 2003

                                        TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.     Definitions.....................................................2

SECTION 2.     Purchase and Sale of the Subsequent Mortgage Loans
               and Related Rights..............................................4

SECTION 3.     Subsequent Mortgage Loan Schedules..............................4

SECTION 4.     Subsequent Mortgage Loan Transfer...............................5

SECTION 5.     Examination of Mortgage Files...................................6

SECTION 6.     Recordation of Assignments of Mortgage..........................8

SECTION 7.     Representations and Warranties of Seller Concerning
               the Subsequent Mortgage Loans...................................9

SECTION 8.     Representations and Warranties Concerning the Seller...........13

SECTION 9.     Representations and Warranties Concerning the Purchaser........14

SECTION 10.    Conditions to Closing..........................................15

SECTION 11.    Fees and Expenses..............................................16

SECTION 12.    Accountants' Letters...........................................17

SECTION 13.    Indemnification................................................17

SECTION 14.    Notices........................................................19

SECTION 15.    Transfer of Subsequent Mortgage Loans..........................19

SECTION 16.    Termination....................................................19

SECTION 17.    Representations, Warranties and Agreements
               to Survive Delivery............................................19

SECTION 18.    Severability...................................................20

SECTION 19.    Counterparts...................................................20

SECTION 20.    Amendment......................................................20

SECTION 21.    Governing Law..................................................20

SECTION 22.    Further Assurances.............................................20

SECTION 23.    Successors and Assigns.........................................20

SECTION 24.    The Seller and the Purchaser...................................21

SECTION 25.    Entire Agreement...............................................21

SECTION 26.    No Partnership.................................................21


                            EXHIBITS AND SCHEDULE TO
                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT
                   -------------------------------------------

Exhibit 1      Contents of Mortgage File
Exhibit 2      Subsequent Mortgage Loan Schedule Information
Exhibit 3      Schedule of Lost Notes

Schedule A     Required Rating For Each Class of Certificates

                   SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

          SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October [__], 2003 as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between EMC MORTGAGE CORPORATION, a Delaware corporation (the "Seller"), and STRUCTURED ASSET MORTGAGE INVESTMENTS INC., a Delaware corporation (the "Purchaser").

          Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, first lien mortgage loans secured primarily by one- to four-family residential properties (collectively, the "Subsequent Mortgage Loans") as described herein. The Purchaser intends to deposit the Subsequent Mortgage Loans into a trust fund (the "Trust Fund") named Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4 (the "Certificates"), created under a pooling and servicing agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, JPMorgan Chase Bank, as trustee (the "Trustee"), EMC Mortgage Corporation and Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator.

          The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-68542) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public Offering"), as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated September 26, 2003, to the Prospectus, dated September 26, 2003, relating to certain classes of the Certificates. With respect to the public offering of certain classes of the Certificates, the Purchaser and Bear, Stearns & Co. Inc. ("Bear Stearns") have entered into a terms agreement, dated as of September 26, 2003, to an underwriting agreement, dated June 25, 1996, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. Definitions.  Certain terms are defined herein. Capitalized
                     -----------
terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

          Acquisition  Price:  Cash in an amount  equal to  $____________  (plus
          ------------------
$________ in accrued interest)2.

          Bear Stearns: Bear, Stearns & Co. Inc.
          ------------

----------
2 Please contact Bear, Stearns & Co. Inc. for Acquisition Price.

          Deleted Subsequent  Mortgage Loan: A Subsequent Mortgage Loan replaced
          ---------------------------------
or to be replaced by a Substitute  Mortgage Loan.

          Due Date: With respect to each  Subsequent  Mortgage Loan, the date in
          ---------
each month on which its Scheduled Payment is due, if such due date is the first day of a month, and otherwise is deemed to be the first day of the following month or such other date specified in the related Servicing Agreement.

          Master  Servicer:  Wells Fargo Bank Minnesota,  National  Association.
          ---------------

          Moody's:  Moody's  Investors  Service,  Inc.,  or  its  successors  in
          -------
interest.

          Mortgage:  The  mortgage or deed of trust  creating a first lien on an
          --------
interest in real property securing a Mortgage Note.

          Mortgage  File:  The items  referred to in Exhibit 1  pertaining  to a
          --------------
particular Subsequent Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

          Mortgage  Interest  Rate:  The  annual  rate of  interest  borne  by a
          ------------------------
Mortgage Note as stated therein.

          Mortgagor: The obligor(s) on a Mortgage Note.
          ---------

          Opinion of Counsel:  A written opinion of counsel,  who may be counsel
          ------------------
for the Seller or the Purchaser, reasonably acceptable to the Trustee.

          Person:  Any legal  person,  including  any  individual,  corporation,
          -------
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Purchase Price:  With respect to any Subsequent  Mortgage Loan (or any
          ---------------
property acquired with respect thereto) required to be repurchased by the Seller pursuant to this Agreement or Article II of the Pooling and Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Subsequent Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and reduced by (c) any portion of the Master Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Subsequent Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Subsequent Mortgage Loan of any anti-predatory or abusive lending laws.

          Rating  Agencies:  Standard  &  Poor's  and  Moody's,  each a  "Rating
          ----------------
Agency."

          Securities Act: The Securities Act of 1933, as amended.
          --------------

          Security Instrument:  A written instrument creating a valid first lien
          -------------------
on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

          Standard & Poor's:  Standard & Poor's Ratings Services,  a division of
          -----------------
The McGraw-Hill Companies, Inc. or its successors in interest.

          Subsequent Cut-off Date Balance: [____________].

          Subsequent Cut-off Date: [__________] 1, 2003.

          Subsequent Transfer Date: [__________], 2003.

          Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Subsequent Mortgage Loan which must meet, on the date of such substitution, the requirements stated herein and in the Pooling and Servicing Agreement with respect to such substitution; upon such substitution, such mortgage loan shall be a "Subsequent Mortgage Loan" hereunder.

          Value: The value of the Mortgaged  Property at the time of origination
          -----
of the related Subsequent Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the applicable originator of the Subsequent Mortgage Loan or (ii) the sales price of such property at the time of origination.

          SECTION 2. Purchase and Sale of the Subsequent Mortgage Loans and Related Rights.(a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Seller agrees to sell, and the Purchaser agrees to purchase, Subsequent Mortgage Loans having an aggregate Subsequent Cut-off Date Balance of $[_________].

          (b) The closing for the purchase and sale of the Subsequent Mortgage Loans will take place on the Subsequent Transfer Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

          (c) Upon  the satisfaction of the conditions set forth in Section
     10 hereof, on the Subsequent Transfer Date, the Purchaser shall pay to the Seller the Acquisition Price for the Subsequent Mortgage Loans in immediately available funds by wire transfer to such account or accounts as shall be designated by the Seller.

          (d) In addition to the foregoing, on the Subsequent Transfer Date the Seller assigns to the Purchaser all of its right, title and interest in
     the   Servicing   Agreements   (other   than  its  right  to  enforce   the
     representations and warranties set forth therein).

          SECTION 3. Subsequent Mortgage Loan Schedules. The Seller agrees to provide to the Purchaser as of the date hereof a preliminary listing of the Subsequent Mortgage Loans (the "Preliminary Subsequent Mortgage Loan Schedule" setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Subsequent Mortgage Loans being sold by the Seller. If there are changes to the Preliminary Subsequent Mortgage Loan Schedule, the Seller shall provide to the Purchaser as of the Subsequent Transfer Date a final schedule (the "Final Subsequent Mortgage Loan Schedule", and together with the Preliminary Subsequent

Mortgage Loan Schedule, the "Mortgage Loan Schedule")) setting forth the information listed on Exhibit 2 to this Agreement with respect to each of the Subsequent Mortgage Loans being sold by the Seller to the Purchaser. The Final Subsequent Mortgage Loan Schedule shall be delivered to the Purchaser on the Subsequent Transfer Date, shall be attached to an amendment to this Agreement to be executed on the Subsequent Transfer Date by the parties hereto and shall be in form and substance mutually agreed to by the Seller and the Purchaser (the "Amendment"). If there are no changes to the Preliminary Subsequent Mortgage Loan Schedule, the Preliminary Subsequent Mortgage Loan Schedule shall be the Final Subsequent Mortgage Loan Schedule for all purposes hereof.

          SECTION 4. Subsequent Mortgage Loan Transfer.

          (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date (regardless of when actually collected) and all payments thereon other than scheduled principal and interest on the Subsequent Mortgage Loans due on or before the Subsequent Cut-off Date and received after the Subsequent Cut-off Date. The Seller will be entitled to all scheduled payments of principal and interest on the Subsequent Mortgage Loans due on or before the Subsequent Cut-off Date (including payments collected after the Subsequent Cut-off Date) and all payments in respect of such payments due thereon other than scheduled principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date and received on or before the Subsequent Cut-off Date. Such principal amounts and any interest thereon belonging to the Seller as described above will not be included in the aggregate outstanding principal balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date as set forth on the Final Subsequent Mortgage Loan Schedule.

          (b) to various conveyancing documents to be executed on the Subsequent Transfer Date and pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Subsequent Transfer Date all of its right, title and interest in and to the Subsequent Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Seller has delivered or will deliver or cause to be delivered to the Trustee no later than three Business Days prior to the Subsequent Transfer Date or such later date as is agreed to by the Purchaser and the Seller (each of the Subsequent Transfer Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered, to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Security Instrument, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Seller to such effect), the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Subsequent Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Subsequent Transfer Date and attached hereto as Exhibit 3, the Seller may deliver lost note affidavits and indemnities of the Seller; and provided further, however, that in the case of Subsequent Mortgage Loans which have been prepaid in full after the Subsequent Cut-off Date and prior to the Subsequent Transfer Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Seller or the Master Servicer to such effect. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Seller shall cause the Security Instrument and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Subsequent Transfer Date, unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

          (c) Seller and the Purchaser acknowledge hereunder that all of the Subsequent Mortgage Loans and the related servicing will ultimately be assigned to JPMorgan Chase Bank, as Trustee for the Certificateholders, on the date hereof.

          SECTION 5. Examination of Mortgage Files.

          (a) On or before the Mortgage File Delivery Date, the Seller will have made the Mortgage Files available to the Purchaser or its agent for examination, which may be at the offices of the Trustee or the Seller and/or the Seller's custodian. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Seller agrees to provide to the Purchaser, Bear Stearns and to any investors or prospective investors in the Certificates information regarding the Subsequent Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Bear Stearns and to such investors or prospective investors (which may be at the offices of the Seller and/or the Seller's custodian) and to make available personnel knowledgeable about the Subsequent Mortgage Loans for discussions with the Purchaser, Bear Stearns and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Bear Stearns and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

          (b)Pursuant to the Pooling and Servicing Agreement, on or prior to the Subsequent Transfer Date, the Custodian shall acknowledge with respect to each Subsequent Mortgage Loan, by an Initial Certification substantially in the form of Exhibit One to the Custodial Agreement, receipt of the related Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit.

          (c) Pursuant to the Pooling and Servicing Agreement, no later than 90 days after the Subsequent Transfer Date, the Trustee, for the benefit of the Certificateholders, will review or cause the Custodian to review items of the Mortgage Files as set forth on Exhibit 1 and will execute and deliver, or cause to be executed and delivered, to the Seller a certification in the form attached as Exhibit Two to the Custodial Agreement.

          (d) Pursuant to the Pooling and Servicing Agreement, the Trustee will review or cause the Custodian to review the Mortgage Files within 180 days of the Subsequent Transfer Date and will execute and deliver, or cause to be executed and delivered, to the Seller and the Master Servicer a final certification substantially in the form of Exhibit Three to the Custodial Agreement. If the Trustee, or the Custodian, as its agent, is unable to deliver a final certification with respect to the items listed in Exhibit 2 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Subsequent Mortgage Loans identified in the Final Subsequent Mortgage Loan Schedule or appears to be defective on its face (a "Material Defect"), the Trustee, or the Custodian, as its agent, shall promptly notify the Seller of such Material Defect. The Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and, if the Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Subsequent Mortgage Loan, the Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Subsequent Mortgage Loan at the applicable Purchase Price; provided that, if such defect would cause the Subsequent Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original Security Instrument or intervening assignments thereof, or a certified copy thereto, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Subsequent Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Subsequent Transfer Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided, that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Seller or the related Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

          (e) At the time of any substitution, the Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Seller and release or cause the Custodian to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage File) in its possession or in the possession of the Custodian relating to the Deleted Subsequent Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to such Deleted Subsequent Mortgage Loan.

          SECTION 6. Recordation of Assignments of Mortgage.

          (a) The Seller will, promptly after the Subsequent Transfer Date, cause each Mortgage and each assignment of Mortgage from the Seller to the Trustee, and all unrecorded intervening assignments, if any, delivered on or prior to the Subsequent Transfer Date, to be recorded in all recording offices in the jurisdictions where the related Mortgaged Properties are located; provided, however, the Seller need not cause to be recorded any assignment which relates to a Subsequent Mortgage Loan if (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel has been provided to the Trustee which states that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Subsequent Mortgage Loan or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as mortgagee of record solely as nominee for Seller and its successors and assigns; provided, however, notwithstanding the delivery of any such Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust Fund or Trustee, upon the earliest to occur of (i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller and, (iv) the occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

          While  each  such  Mortgage  or  assignment  is  being  recorded,   if
necessary, the Seller shall leave or cause to be left with the Trustee a certified copy of such Mortgage or assignment. In the event that, within 180 days of the Subsequent Transfer Date, the Trustee has not been provided an Opinion of Counsel as described above or received evidence of recording with respect to each Subsequent Mortgage Loan delivered to the Purchaser pursuant to the terms hereof or as set forth above, the failure to provide evidence of recording or such Opinion of Counsel shall be considered a Material Defect, and the provisions of Section 5(c) and (d) shall apply. All customary recording fees and reasonable expenses relating to the recordation of the assignments of Mortgages to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Seller.

          (b) It is the express intent of the parties hereto that the conveyance of the Subsequent Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Subsequent Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Subsequent Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of
Article 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Subsequent Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Subsequent Mortgage Loans and all amounts payable to the holders of the Subsequent Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Subsequent Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-313 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Subsequent Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

          SECTION 7. Representations and Warranties of Seller Concerning the Subsequent Mortgage Loans.The Seller hereby represents and warrants to the Purchaser as of the Subsequent Transfer Date, or such other date as may be specified below with respect to each Subsequent Mortgage Loan being sold by it, that:

          (i) the information set forth in the Subsequent Mortgage Loan Schedule hereto is true and correct in all material respects and the information provided to the Rating Agencies, including the Mortgage Loan level detail, is true and correct according to the Rating Agency requirements;

          (ii) immediately prior to the transfer to the Purchaser, the Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Subsequent Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and the Seller has full right and authority to sell or assign the same pursuant to this Agreement;

          (iii) to the best of the Seller's knowledge, each Subsequent Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable anti-predatory lending laws; and, to the best of the Seller's knowledge, each Subsequent Mortgage Loan has been serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable anti-predatory lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

          (iv) there is no monetary default existing under any Mortgage or the related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or event of acceleration; and neither the Seller, any of its affiliates nor any servicer of any related Subsequent Mortgage Loan has taken any action to waive any default, breach or event of acceleration; and no foreclosure action is threatened or has been commenced with respect to the Subsequent Mortgage Loan;

          (v) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, (x) if required by law in the jurisdiction where the Mortgaged Property is located, or (y) to protect the interests of the Trustee on behalf of the Certificateholders;

          (vi) no selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Subsequent Mortgage Loans;

          (vii) each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and de minimis PUDs) or by leasehold for a term longer than the term of the related Mortgage, subject only to (x) the lien of current real property taxes and assessments, (y) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related Subsequent Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Subsequent Mortgage Loan and (z) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (viii) there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in
     (xiii) below;

          (ix) as of the Subsequent Cut-off Date, to the best of the Seller's knowledge, there was no delinquent tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

          (x) there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

          (xi) to the best of the Seller's knowledge, except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

          (xii) to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (xiii) a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each Subsequent Mortgage Loan was created by a title insurance company which, to the best of the Seller's knowledge, was qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged Property in the original principal amount of the Subsequent Mortgage Loan. The Seller is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

          (xiv) at the time of origination, each Mortgaged Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Subsequent Mortgage Loan;

          (xv) as of the Subsequent Transfer Date, the improvements on each Mortgaged Property securing a Subsequent Mortgage Loan are insured (by an insurer which is acceptable to the Seller) against loss by fire and such hazards as are covered under a standard extended coverage endorsement in the locale in which the Mortgaged Property is located, in an amount which is not less than the lesser of the maximum insurable value of the improvements securing such Subsequent Mortgage Loan or the outstanding principal balance of the Subsequent Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer thereunder; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project; if upon origination of the related Subsequent Mortgage Loan, the improvements on the Mortgaged Property were in an area identified as a federally designated flood area, a flood insurance policy is in effect in an amount representing coverage not less than the least of (x) the outstanding principal balance of the Subsequent Mortgage Loan, (y) the restorable cost of improvements located on such Mortgaged Property or (z) the maximum coverage available under federal law; and each Mortgage obligates the Mortgagor thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

          (xvi) each Subsequent Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

          (xvii) each Subsequent Mortgage Loan was originated or funded by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions, which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended;

          (xviii) no Subsequent Mortgage Loan was 30 or more days delinquent as of the Subsequent Cut-off Date;

          (xix) none of the Subsequent Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended, or (ii) is classified and/or defined as a "high cost home" loan under any state or federal, including but not limited to, the States of Georgia or North Carolina, or the City of New York; and

          (xx) as of the Subsequent Transfer Date, each Subsequent Mortgage Loan complied with the requirements of Section 2.07 of the Pooling and Servicing Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Subsequent Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Seller as to any Substitute Mortgage Loan as of the date of substitution.

          Upon discovery or receipt of notice by the Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Subsequent Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Seller, or the date the Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller will (i) cure such breach in all material respects, (ii) purchase the affected Subsequent Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Subsequent Mortgage Loan. The obligations of the Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedies under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Subsequent Mortgage Loans, except for the obligation of the Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 13 hereof.

          Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in this
Section 7 shall accrue as to any Subsequent Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Subsequent Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

          SECTION 8. Representations and Warranties Concerning the Seller. As of the date hereof and as of the Subsequent Transfer Date, the Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

          (a) the Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (b) the Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (c) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the charter or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

          (d) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

          (e) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

          (f) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will, if determined adversely to the Seller, materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

          SECTION 9. Representations and Warranties Concerning the Purchaser. As of the date hereof and as of the Subsequent Transfer Date, the Purchaser represents and warrants to the Seller as follows:

               (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

               (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

               (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

               (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will, if determined adversely to the Purchaser, materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

          SECTION 10. Conditions to Closing.

               (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions:

               (1) Each of the obligations of the Seller required to be performed at or prior to the Subsequent Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

               (2) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

                    (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Subsequent Transfer Date and any documents referred to therein;

                    (ii) If required pursuant to Section 3 hereof, the Final Subsequent Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment; ---------

                    (iii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

                    (iv) An Initial Certification of the Custodian substantially in the form of Exhibit One to the Custodial Agreement; and

                    (v) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

               (3) Each of the conditions set forth in Section 2.07 of the Pooling and Servicing Agreement shall have been satisfied on or prior to the related Subsequent Transfer Date.

               (4) The Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

          (b) The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions:

               (1) The obligations of the Purchaser required to be performed by it on or prior to the Subsequent Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Subsequent Transfer Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

               (2) The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

                    (i) If required pursuant to Section 3 hereof, the Amendment dated as of the Subsequent Transfer Date and any documents referred to therein;

                    (ii) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Seller, and all documents required thereby duly executed by all signatories;

                    (iii)   An   Initial    Certification   of   the   Custodian
          substantially  in the form of Exhibit One to the Custodial  Agreement;
          and

                    (iiv) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

          SECTION 11. Fees and Expenses.Subject to Section 16 hereof, the Seller shall pay on the Subsequent Transfer Date or such later date as may be agreed to by the Purchaser (i) the fees and expenses of the Seller's attorneys and the reasonable fees and expenses of the Purchaser's attorneys, (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fees and expenses of the Trustee, which shall include without limitation the fees and expenses of the Trustee (and the fees and disbursements of its counsel) with respect to (A) legal and document review of this Agreement, the Pooling and Servicing Agreement, the Certificates and related agreements, (B) attendance at the closing of the transactions contemplated hereby and (C) review of the Subsequent Mortgage Loans to be performed by the Trustee, (iv) the fees and expenses of each

Rating Agency (both initial and ongoing), (v) the fees and expenses relating to the preparation and recordation of mortgage assignments (including intervening assignments, if any and if available, to evidence a complete chain of title from the originator thereof to the Trustee) from the Seller to the Trustee or the expenses relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (vi) Mortgage File due diligence expenses and other out-of-pocket expenses incurred by the Purchaser in connection with the purchase of the Subsequent Mortgage Loans. The Seller additionally agrees to pay directly to any third party on a timely basis the fees provided for above which are charged by such third party and which are billed periodically.

          SECTION 12. Accountants' Letters. Deloitte & Touche LLP will review the characteristics of a sample of the Subsequent Mortgage Loans described in the Final Subsequent Mortgage Loan Schedule and will compare those characteristics to the standards of the Subsequent Mortgage Loans contained in the Prospectus Supplement under the heading "Description of the Mortgage Loans--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account." The Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review and to deliver the letters required of them under the Underwriting Agreement.

          SECTION 13. Indemnification.

          (a) The Seller shall indemnify and hold harmless the Purchaser and its directors, officers and controlling persons (as such term is used in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty assigned or made by the Seller in Section 7 or Section 8 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Seller to perform its obligations under this Agreement; and the Seller shall reimburse the Purchaser and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

          The foregoing indemnity agreement is in addition to any liability which the Seller otherwise may have to the Purchaser or any other such indemnified party.

          (b) The Purchaser shall indemnify and hold harmless the Seller and its respective directors, officers and controlling persons (as such term is used in Section 15 of the Securities Act) from and against any loss, claim, damage or liability or action in respect thereof, to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any representation or warranty made by the Purchaser in Section 9 hereof being, or alleged to be, untrue or incorrect, or (ii) any failure by the Purchaser to perform its obligations under this Agreement; and the Purchaser shall reimburse the Seller, and each other indemnified party for any legal and other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Purchaser otherwise may have to the Seller or any other such indemnified party.

          (c) Promptly   after  receipt  by  an  indemnified   party  under
subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve such indemnified party from any liability which it may have under this Section 13 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly (but, in any event, within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there is a conflict of interest between itself or themselves and the indemnifying party in the conduct of the defense of any claim or that the interests of the indemnified party or parties are not substantially co-extensive with those of the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (provided, however, that the indemnifying party shall be liable only for the fees and expenses of one counsel in addition to one local counsel in the jurisdiction involved. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement or any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 13 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to in this Section 13, then the indemnifying party shall, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the purchase and sale of the Subsequent Mortgage Loans, the offering of the Certificates and the other transactions contemplated hereunder. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

          (e) The parties hereto agree that reliance by an indemnified party on any publicly available information or any information or directions furnished by an indemnifying party shall not constitute negligence, bad faith or willful misconduct by such indemnified party.

          SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to EMC Mortgage Corporation, MacArthur Ridge II, 909 Hidden Ridge Drive, Suite 100, Irving, Texas, 75038 (Telecopy: (972-444-2880)), and notices to the Purchaser shall be directed to Structured Asset Mortgage Investments Inc., 383 Madison Avenue, New York, New York 10179 (Telecopy: (212-272-7206)), Attention: Baron Silverstein; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a Business Day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next Business Day.

          SECTION 15. Transfer of Subsequent Mortgage Loans. The Purchaser retains the right to assign the Subsequent Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Sections 11, 13 and 17 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Seller shall be the cure, purchase or substitution obligations of the Seller contained in Sections 5 and 7 hereof.

          SECTION 16. Termination. This Agreement may be terminated (a) by the mutual consent of the parties hereto prior to the Subsequent Transfer Date, (b) by the Purchaser, if the conditions to the Purchaser's obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Seller, if the conditions to the Seller's obligation to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled. In the event of termination pursuant to clause (b), the Seller shall pay, and in the event of termination pursuant to clause (c), the Purchaser shall pay, all reasonable out-of-pocket expenses incurred by the other in connection with the transactions contemplated by this Agreement. In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

          SECTION 17. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Subsequent Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Subsequent Mortgage Loans to the Purchaser, the Seller's representations and warranties contained herein with respect to the Subsequent Mortgage Loans shall be deemed to relate to the Subsequent Mortgage Loans actually delivered to the Purchaser and included in the Final Subsequent Mortgage Loan Schedule and any Substitute Mortgage Loan, and not to those Subsequent Mortgage Loans deleted from the Preliminary Subsequent Mortgage Loan Schedule pursuant to Section 3 hereof prior to the closing of the transactions contemplated hereby or any Deleted Subsequent Mortgage Loan.

          SECTION 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, the Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          SECTION  19.   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

          SECTION 20. Amendment. This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

          SECTION 21. Governing Law.THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

          SECTION 22. Further Assurances. Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement, including any amendments hereto which may be required by either Rating Agency.

          SECTION 23.  Successors  and Assigns.

          This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Seller's representations and warranties respecting the Subsequent Mortgage Loans) to the Trustee. Any person into which the Seller may be merged or consolidated (or any person resulting from any merger or consolidation involving the Seller), any person resulting from a change in form of the Seller or any person succeeding to the business of the Seller, shall be considered the "successor" of the Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

          SECTION 24. The Seller and the Purchaser.The Seller and the Purchaser will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

          SECTION 25. Entire Agreement.This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          SECTION 26. No Partnership.Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              EMC MORTGAGE CORPORATION



                              By:  _____________________________________________
                                   Name:
                                   Title:


                              STRUCTURED ASSET MORTGAGE INVESTMENTS INC.



                              By:  _____________________________________________
                                   Name:
                                   Title:

                                    EXHIBIT 1
                                    ---------

                            CONTENTS OF MORTGAGE FILE
                            -------------------------

          With respect to each Subsequent Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit;

          (ii) The original Mortgage and, if the related Subsequent Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Subsequent Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their recording as specified in
     Section 2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

          (iii) Unless the Subsequent Mortgage Loan is registered on the MERS(R) System, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to "JPMorgan Chase Bank, as Trustee," with evidence of recording with respect to each Subsequent Mortgage Loan in the name of the Trustee thereon (or if the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified in Section 2.01(b) of the Pooling and Servicing Agreement, the Seller may deliver a true copy thereof with a certification by the Seller, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording");

          (iv) All intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon;

          (v) The original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any;

          (vi) The original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance; and



                                     E-1-1

          (vii) The originals of all assumption and modification agreements, if applicable and available.



                                     E-1-2

                                    EXHIBIT 2
                                    ---------

                  SUBSEQUENT MORTGAGE LOAN SCHEDULE INFORMATION
                  ---------------------------------------------

     The Preliminary and Final Subsequent Mortgage Loan Schedules shall set forth the following information with respect to each Subsequent Mortgage Loan:

             (i)     the loan number;

             (ii)    the Mortgagor's name;

             (iii)   the city, state and zip code of the Mortgaged Property;

             (iv) identify type of Subsequent Mortgage Loan, e.g. HUD, VA, FHA or conventional

             (v)     the property type;

             (vi)    the Mortgage Interest Rate;

             (vii)   the Servicing Fee;

             (viii)  the origination date;

             (ix)    the Net Rate;

             (x)     the original term;

             (xi)    the maturity date;

             (xii)   the stated remaining term to maturity;

             (xiii)  the original Principal Balance;

             (xiv)   the first payment date;

             (xv) the principal and interest payment in effect as of the Subsequent Cut-off Date;

             (xvi)   the unpaid Principal Balance as of the Subsequent
                     Cut-off Date;

             (xvii)  the Loan-to-Value Ratio;

             (xviii) the paid-through date;

             (xix)   the amount of the Scheduled Payment;

             (xx)   the number of days delinquent, if any;


                                     E-3-1

             (xxi) a code indicating whether the Subsequent Mortgage Loan is negatively amortizing;

             (xxii)  the Index;

             (xxiii) the next Interest Adjustment Date;

             (xxiv)  the Gross Margin;

             (xxv)   the Minimum Mortgage Rate and Maximum Mortgage Rate;

             (xxvi)  the Periodic Rate Cap; and

             (xxvii) the Servicing Fee Rate.

          Such schedule also shall set forth for all of the Subsequent Mortgage Loans and for all the Subsequent Mortgage Loans being sold, the total number of Subsequent Mortgage Loans, the total of each of the amounts described under
(xiii) and (xvi) above, the weighted average by principal balance as of the Subsequent Cut-off Date of each of the rates described under (vi), (ix) and (xxvii) above, and the weighted average remaining term to maturity by unpaid principal balance as of the Subsequent Cut-off Date.



                                     E-3-2

                                    EXHIBIT 3
                                    ---------

                             SCHEDULE OF LOST NOTES
                             ----------------------

                             Available Upon Request



                                     E-6-1

                                   SCHEDULE A
                                   ----------

                 REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES
                 -----------------------------------------------

--------------------------- ----------------------- ---------------------------
               Class                      S&P               Moody's


I-A-1..............................       AAA                 Aaa

I-A-2..............................       AAA                 Aaa

I-A-3..............................       AAA                 Aaa

II-A-1.............................       AAA                 Aaa

II-A-2.............................       AAA                 Aaa

II-A-3.............................       AAA                 Aaa

M-1................................       AA                  Aa2

                                           A                  A2
M-2................................


None of the above ratings has been lowered since the respective dates of the letters of the respective Rating Agencies to the Issuer setting forth such ratings.

                                                                       EXHIBIT L

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT
                     --------------------------------------


          Pursuant to this Subsequent Transfer Instrument, dated October [__], 2003 (this "Instrument"), between Structured Asset Mortgage Investments Inc., as seller (the "Seller"), and JPMorgan Chase Bank, as trustee of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2003-4, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), among the Seller, as the seller, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, EMC Mortgage Corporation and the Trustee, as trustee, the Seller and the Trustee agree to the sale by the Seller and the purchase by the Trustee in trust, on behalf of the Trust, of the Subsequent Mortgage Loans listed on the Schedule of Mortgage Loans attached to this Instrument as Exhibit 1 hereto (the "Subsequent Mortgage Loans").

          Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

          Section 27.  Conveyance of Subsequent  Mortgage Loans.

          (a) The Seller does hereby sell, transfer, assign, set over and convey to the Trustee in trust, on behalf of the Trust, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due or accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.07 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item with respect to the Subsequent Mortgage Loans set forth in
Section 2.01 of the Pooling and Servicing Agreement and the other items in the related Mortgage Files. The transfer to the Trustee by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Mortgage Loan Seller, the Master Servicer, the Securities Administrator, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Trust Fund.

          (b) The Seller, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Seller in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated as of [________], 2003, between EMC Mortgage Corporation, as seller, and the Seller, as purchaser (the "Purchase Agreement").

          Section 28. Representations and Warranties;  Conditions Precedent.

          (a) The Seller hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

          (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

          Section 29. Recordation of Instrument.

          To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Subsequent Mortgage Loans.

          Section 30. Governing Law.

          This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          Section 31. Counterparts.

          This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 32. Successors and Assigns.

          This Instrument shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                           STRUCTURED ASSET MORTGAGE
                           INVESTMENTS INC., as Seller


                           By:_____________________________________________
                              Name:
                              Title:


                           JPMORGAN CHASE BANK, as Trustee

                           By:____________________________________________
                              Name:
                              Title: